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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811- 7890
                                    --------------------------------------------


                              AIM Tax-Exempt Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                    --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 03/31/05
                          --------

Item 1. Reports to Stockholders.

                                                  AIM HIGH INCOME MUNICIPAL FUND
                                  Annual Report to Shareholders o March 31, 2005


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

AIM HIGH INCOME MUNICIPAL FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES.

o Unless otherwise stated, information presented in this report is as of March 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          OTHER INFORMATION                             The Fund provides a complete list of its
                                                                                           holdings four times in each fiscal year,
o Effective September 30, 2003, Class B      o Some organizations choose not to have       at the quarter-ends. For the second and
shares are not available as an               their bonds rated. Often the issuer of        fourth quarters, the lists appear in the
investment for retirement plans              an unrated bond is a small entity or          Fund's semiannual and annual reports to
maintained pursuant to Section 401 of        municipality that does not have extra         shareholders. For the first and third
the Internal Revenue Code, including         money to pay for a rating.                    quarters, the Fund files the lists with
401(k) plans, money purchase pension                                                       the Securities and Exchange Commission
plans and profit sharing plans. Plans        o The average credit quality of the           (SEC) on Form N-Q. Shareholders can look
that have existing accounts invested in      Fund's holdings as of the close of the        up the Fund's Forms N-Q on the SEC's
Class B shares will continue to be           reporting period represents the weighted      Web site at sec.gov. Copies of the
allowed to make additional purchases.        average quality rating of the securities      Fund's Forms N-Q may be reviewed and
                                             in the portfolio as assigned by               copied at the SEC's Public Reference
PRINCIPAL RISKS OF INVESTING IN THE FUND     Nationally Recognized Statistical Rating      Room at 450 Fifth Street, N.W.,
                                             Organizations based on assessment of the      Washington, D.C. 20549-0102. You can
o Investing in higher-yielding,              credit quality of the individual              obtain information on the operation of
lower-rated municipal bonds, commonly        securities. For non-rated securities in       the Public Reference Room, including
known as junk bonds, has a greater risk      the portfolio, the credit quality rating      information about duplicating fee
of price fluctuation and loss of             is assigned by A I M Advisors, Inc.           charges, by calling 1-202-942-8090 or by
principal and income than investing in       using similar criteria.                       electronic request at the following
higher-rated general obligation                                                            E-mail address: publicinfo@sec.gov. The
municipal bonds and U.S. government          o Effective duration is a measure, as         SEC file numbers for the Fund are
securities (such as U.S. Treasury bills,     estimated by a fund's portfolio               811-7890 and 33-66242. The Fund's most
notes and bonds), for which the              managers, of a bond fund's price              recent portfolio holdings, as filed on
government guarantees repayment of           sensitivity to changes in interest            Form N-Q, are also available at
principal and interest if held to            rates.                                        AIMinvestments.com.
maturity.
                                             o Weighted average effective maturity is      A description of the policies and
ABOUT INDEXES USED IN THIS REPORT            a measure, as estimated by a fund's           procedures that the Fund uses to
                                             portfolio managers, of the length of          determine how to vote proxies relating
o The unmanaged Lehman Municipal Bond        time until the average security in a          to portfolio securities is available
Index, which represents the performance      bond fund will mature or be redeemed by       without charge, upon request, from our
of investment-grade municipal bonds, is      its issuer. Both measures take into           Client Services department at
compiled by Lehman Brothers, a global        account mortgage prepayments, puts,           800-959-4246 or on the AIM Web site,
investment bank.                             adjustable coupons and potential call         AIMinvestments.com. On the home page,
                                             dates.                                        scroll down and click on AIM Funds Proxy
o The unmanaged Lipper High Yield                                                          Policy. The information is also
Municipal Debt Fund Index represents an      o The returns shown in management's           available on the SEC Web site, sec.gov.
average of the 10 largest high yield         discussion of Fund performance are based
municipal-bond funds tracked by Lipper,      on net asset values calculated for            Information regarding how the Fund voted
Inc., an independent mutual fund             shareholder transactions. Generally           proxies related to its portfolio
performance monitor.                         accepted accounting principles require        securities during the 12 months ended
                                             adjustments to be made to the net assets      June 30, 2004, is available at our Web
o The Fund is not managed to track the       of the Fund at period end for financial       site. Go to AIMinvestments.com, access
performance of any particular index,         reporting purposes, and as such, the net      the About Us tab, click on Required
including the indexes defined here, and      asset values for shareholder                  Notices and then click on Proxy Voting
consequently, the performance of the         transactions and the returns based on         Activity. Next, select the Fund from the
Fund may deviate significantly from the      those net asset values may differ from        drop-down menu. The information is also
performance of the indexes.                  the net asset values and returns              available on the SEC Web site, sec.gov.
                                             reported in the Financial Highlights.
o A direct investment cannot be made in
an index. Unless otherwise indicated,
index results include reinvested
dividends, and they do not reflect sales
charges. Performance of an index of
funds reflects fund expenses;
performance of a market index does not.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM HIGH INCOME MUNICIPAL FUND

                    DEAR FELLOW SHAREHOLDERS:

                    The fiscal year covered by this report saw both equities and bonds* produce positive total returns, but it wasn't a very smooth ride. Markets were at their best during the second
     [GRAHAM        half of 2004--bonds during the third quarter of that year
      PHOTO]        and equities during the fourth. Returns turned negative for both asset classes during the first quarter of 2005.

                    The huge run-up in the price of oil over the course of the fiscal year goes a long way toward explaining the markets'
 ROBERT H. GRAHAM   loss of confidence early in 2005. The Consumer Price Index rose more in March 2005 than one month earlier. Energy costs advanced 4.0% in March; the petroleum-based subset of energy increased 7.8%.

                        Another negative factor has been Federal Reserve policy.
                    With a view to warding off potential inflation, the Federal
   [WILLIAMSON      Reserve (the Fed) raised short-term interest rates in March,
     PHOTO]         the seventh such move since mid-year 2004. The Fed noted
                    that inflationary pressures have picked up recently and that businesses' ability to raise prices appeared stronger than in the recent past. There is a virtually universal expectation that the Fed will continue to increase
MARK H. WILLIAMSON  short-term interest rates during 2005, which could ultimately dampen economic performance. (In early May, after the close of the reporting period, the Fed raised rates once again.)

                        Nevertheless, there was also much good news for
                    investors as of March 31, 2005:

                        o The Institute for Supply Management's manufacturing
                          and non-manufacturing indexes--based on surveys of purchasing managers in industries that cover more than 80% of the U.S. economy--both indicated continued healthy growth during March and April and remained in very strong territory. April was the 42nd month in a row these surveys showed the economy as a whole expanding.

                        o Job growth during March was weaker than in the recent
                          past, though the unemployment rate declined over the course of the fiscal year. In fact, less than robust job growth during March was good news for bond investors--there is still enough slack in the job market to keep wage inflation from becoming an issue.

                        o Bond yields haven't risen as much as might be expected
                          given seven increases in short-term rates over the fiscal year. Evidently, the bond market is not anticipating a long-term inflationary pattern.

                        So once again we are seeing a good news/bad news
                    combination--a situation that is far from unusual. Over the short term, financial markets are unpredictable. It is over the long term that they have been rewarding to investors, and we remain confident in their long-term outlook. Given the inability to make accurate short-term forecasts, as always, we urge our shareholders to:

                        o keep a long-term investment perspective,

                        o make sure their portfolios are suitably diversified,
                          and

                        o contact their financial advisors when they have
                          questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of your Fund's approach to investing, an explanation of its performance over the fiscal year, and a summary of its portfolio as that year closed. Further information about your Fund and The AIM Family of Funds--Registered Trademark--, as well as general information concerning investing, is always available on our widely praised Web site, AIMinvestments.com. We invite you to visit frequently.

                        As always, we at AIM are dedicated to building solutions
                    to help you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.


                    Sincerely,

                    /s/ ROBERT H. GRAHAM                 /s/ MARK H. WILLIAMSON

                    Robert H. Graham                     Mark H. Williamson
                    Trustee, President & Vice Chair,     Chairman & President,
                    AIM Funds                            A I M Advisors, Inc.

                    May 20, 2005

                    *Equities represented by the S&P 500 Index, an index of
                     common stocks often used as a general measure of U.S. stock market performance; bonds by the Lehman U.S. Aggregate Bond Index, an index compiled by Lehman Brothers, the global investment bank, that represents the U.S. investment-grade fixed-rate bond market.

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM HIGH INCOME MUNICIPAL FUND

MANAGEMENT'S DISCUSSION                                                                    project, such as an airport, a toll
OF FUND PERFORMANCE                                                                        road, water and sewer works, hospitals
                                                                                           or housing. The proceeds from the
AIM High Income Municipal Fund had quite     Fund, but also investment-grade               project--such as user fees, tolls or
a successful year, as demand remained        instruments. High yield bonds                 rents--are used to pay interest and
strong for the limited supply of the         considerably outperformed                     principal on the bonds. For this reason
types of bonds in which the Fund             investment-grade issues during this           we consider the cash flow structure of
invests. State and local governments         fiscal year.                                  revenue bonds more predictable than that
showed continued restraint on new                                                          of general obligation bonds, which are
projects, causing the supply of new              The Fund's returns were also higher       paid from the issuing authority's
revenue bonds--bonds backed by dedicated     than the average of its peers, as             general tax income rather than a
revenue from specific projects--to be        represented by the Lipper High Yield          dedicated income stream.
tight. Strong demand kept prices stable,     Municipal Debt Fund Index. Our strong
providing additional total return            focus on below-investment-grade bonds             In selecting securities, we focus on
potential.                                   enabled us to outperform many peer            projects that make good business sense
                                             funds, some of which hold lower-yielding      and have experienced managers. We review
=======================================      investment-grade bonds.                       industry and project financial
FUND VS. INDEXES                                                                           statements, perform site visits to
Total returns, 3/31/04-3/31/05,              HOW WE INVEST                                 discuss the project with management, and
EXCLUDING APPLICABLE SALES CHARGES. IF                                                     review independent appraisals of the
SALES CHARGES WERE INCLUDED, RETURNS         AIM High Income Municipal Fund seeks          project. We also review environmental
WOULD BE LOWER.                              high income exempt from federal taxes by      and feasibility studies on the project
                                             investing in a portfolio of                   and conduct our own in-house cash flow
Class A Shares                    6.51%      below-investment-grade municipal bonds.       analysis.
                                             We manage the Fund for income rather
Class B Shares                    5.73       than total return, and we try to limit            The decision to purchase includes
                                             the fluctuation of principal value.           negotiating key terms with the issuer,
Class C Shares                    5.73                                                     such as calls and loan covenants, the
                                                 To provide higher yields, we              credit basis and fair price (coupon) for
Lehman Municipal Bond Index                  maintain a relatively long duration--a        the bond issue. After purchase, we
(Broad Market and Style-                     measure of a bond fund's price                maintain contacts with facility
specific Index)                   2.67       sensitivity to changes in interest            management by phone and site visits, and
                                             rates--and weighted average maturity, as      review monthly or quarterly financial
Lipper High Yield Municipal                  high yield bonds typically are less           statements.
Debt Fund Index (Peer Group                  sensitive to interest rate changes than
Index)                            5.15       investment-grade bonds are. (High yield           We generally take a buy-and-hold
                                             bonds are more affected by credit             approach, but we may decide to sell a
SOURCE: LIPPER,INC.                          quality.)                                     holding if credit quality declines or
=======================================                                                    the outlook for the project undergoes a
                                                 The Fund invests primarily in             negative change. We may also decide to
    The Fund outperformed its                revenue bonds that finance essential          sell a holding to shorten or lengthen
broad-market index by a wide margin,         services such as hospitals, nursing           the Fund's duration or to limit exposure
with total returns more than double the      homes and educational facilities.             to a sector or issuer.
return of the Lehman Municipal Bond          Revenue bonds are typically issued to
Index. This occurred in large measure        fund the building or renovation of a
because this index includes not only         specific
high yield, lower-rated bonds comparable
to those held by AIM High Income
Municipal

=======================================      ==============================================================================
PORTFOLIO COMPOSITION                        TOP FIVE FIXED-INCOME HOLDINGS
By type of bond, as of 3/31/05                                                                                     % OF NET
                                                                                                COUPON   MATURITY   ASSETS

                                             1. Amarillo (City of) Health Facilities Corp.      2.42%    5/31/25    2.5%

                                             2. Onondaga (County of) Industrial Development
            [PIE CHART]                         Agency                                          7.00     11/1/30    1.0

Revenue Bonds                     72.2%      3. New Jersey (State of) Health Care Facilities
Industrial Development and                      Financing Authority                             7.25     7/1/27     0.9
Other Bonds                       13.7%
General Obligation Bonds          13.9%      4. Beaver (County of) Industrial Development
Other Assets Less Liabilities      0.2%         Authority                                       7.63     5/1/25     0.8

                                             5. Overland Park (City of) Development Corp.       7.38     1/1/32     0.8
                                             ==============================================================================

                                             ==============================================================================
                                             TOTAL NET ASSETS                                            $212.5 MILLION
The Fund's holdings are subject to           TOTAL NUMBER OF HOLDINGS                                               298
change, and there is no assurance that       AVERAGE CREDIT QUALITY RATING                                           BB
the Fund will continue to hold any           WEIGHTED AVERAGE MATURITY                                      20.51 YEARS
particular security.                         AVERAGE DURATION                                                6.63 YEARS
=======================================      ==============================================================================

MARKET CONDITIONS AND YOUR FUND               We continued to increase the Fund's    The views and opinions expressed in
                                          exposure to charter schools. We consider   management's discussion of Fund
U.S. economic growth continued, with      these an attractive opportunity, as some   performance are those of A I M Advisors,
gross domestic product--a broad measure   schools are developing positive            Inc. These views and opinions are
of economic activity--increasing in all   operating histories, which we believe      subject to change at any time based on
four quarters of the fiscal year. To      the market will recognize and reward.      factors such as market and economic
forestall the inflation that often                                                   conditions. These views and opinions may
accompanies economic growth, the Federal  IN CLOSING                                 not be relied upon as investment advice
Reserve raised its target federal funds                                              or recommendations, or as an offer for a
rate--the interest rate on overnight      At the close of the fiscal year, the       particular security. The information is
loans between banks--seven times during   Fund was positioned to benefit from        not a complete analysis of every aspect
the Fund's fiscal year. Short-term        economic growth and rising interest        of any market, country, industry,
interest rates rose as expected, but      rates. We believe the market considers     security or the Fund. Statements of fact
long-term rates unexpectedly declined.    economic growth likely to continue,        are from sources considered reliable,
This decline in interest rates for newly  though at a more moderate pace. We think   but A I M Advisors, Inc. makes no
issued bonds tended to boost the values   short-term interest rates will continue    representation or warranty as to their
of existing bonds bearing higher          to rise, and long-term interest rates      completeness or accuracy. Although
coupons, so this trend benefited the      will likely rise more slowly.              historical performance is no guarantee
Fund, which holds primarily long-term                                                of future results, these insights may
bonds.                                        In a rising interest rate              help you understand our investment
                                          environment, shortening a fund's           management philosophy.
    Hospital bonds remained positive      duration can help reduce interest rate
performers for the Fund, which holds      risk, and we may reduce the portfolio's       See important Fund and index
primarily local, non-profit hospitals.    duration if we believe it will moderate      disclosures inside front cover.
Their profitability is generally          the downside risk of rising interest
increasing due to better expense          rates on the Fund's longer-term bonds.                     FRANKLIN RUBEN, Senior
controls and a somewhat more favorable                                                               Portfolio Manager, is lead
reimbursement environment. We found           We believe the Fund is positioned to        [RUBEN     manager of AIM High Income
opportunities among relatively small,     take advantage of potential capital             PHOTO]     Municipal Fund. He began his
lightly followed municipal revenue bond   appreciation opportunities. Many of the                    investment career in 1985 and
issues. We believe some of these bonds    Fund's revenue bond holdings are tied to                   joined AIM in 1997. He holds
may be priced attractively, in that the   local and national economies. During a     both a B.S. in accounting and an M.S. in
yield on the bonds may be greater than    stable economy, cash flows for such        finance from The University of Texas at Dallas,
is justified by their risk factors,       projects generally improve, and this can   and completed the Cash Management Executive
thereby providing relatively high income  strengthen their credit quality and        Education Program at Duke University.
at relatively low cost and risk.          increase the value of their securities.
                                          We plan to continue monitoring economic                    RICHARD A. BERRY,
    We largely avoided volatile sectors   and market conditions closely and to                       Chartered Financial Analyst,
such as tobacco and airline bonds. While  respond accordingly.                            [BERRY     Senior Portfolio Manager, is
price performance in these sectors has                                                    PHOTO]     portfolio manager of AIM High
been attractive from a total return           Thank you for your continued                           Income Municipal Fund. He
perspective, we believe the business      investment in AIM High Income Municipal                    has been in the investment
risks outweigh the potential price        Fund.                                      industry since 1968 and joined AIM in 1987. He
appreciation.                                                                        received both a B.B.A. and an M.B.A. in finance
                                                                                     from Texas Christian University.
================================================================================
FUND PROVIDES CURRENT INCOME                                                                         SHARON A. COPPER,
                                                                                                     Portfolio Manager, is portfolio
              30-Day           Taxable                                                    [COPPER    manager of AIM High Income
           Distribution   Equivalent 30-Day       30-Day      Taxable Equivalent          PHOTO]     Municipal Fund. She began
              Rate        Distribution Rate       Yield         30-Day Yield                         her career in the investment
Class A       5.54%             8.52%             4.98%             7.66%                            industry in 1985 and joined
Class B       5.09              7.83              4.47              6.88             AIM in 1992. She received a B.B.A. in marketing
Class C       5.09              7.83              4.47              6.88             with a minor in finance from Southeastern
                                                                                     Louisiana University and an M.B.A. in finance
o The Fund's 30-day distribution rate reflects its most recent monthly dividend      from the University of St. Thomas.
distribution multiplied by 12 and divided by the most recent month-end maximum
offering price.                                                                      Assisted by the Municipal Bond Team

o The taxable-equivalent 30-day distribution rate is calculated in the same manner as the 30-day distribution rate, adjusted for an assumed tax rate of 35%, the highest federal income tax rate in effect on March 31, 2005.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The taxable-equivalent 30-day yield is calculated in the same manner as the 30-day yield, adjusted for an assumed tax rate of 35%, the highest federal income tax rate in effect on March 31, 2005.

o Had the advisor not waived fees and/or reimbursed expenses, 30-day yields                  [RIGHT ARROW GRAPHIC]
would have been 4.48%, 3.94% and 3.94% for Class A, Class B and Class C shares,
respectively. Taxable equivalent 30-day yields would have been 6.89%, 6.06% and      FOR A PRESENTATION OF YOUR FUND'S
6.06% for Class A, Class B and Class C shares, respectively.                         LONG-TERM PERFORMANCE RECORD, PLEASE
================================================================================     TURN TO PAGE 5.

AIM HIGH INCOME MUNICIPAL FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,            The hypothetical account values and
                                             to estimate the expenses that you paid        expenses may not be used to estimate the
As a shareholder of the Fund, you incur      over the period. Simply divide your           actual ending account balance or
two types of costs: (1) transaction          account value by $1,000 (for example, an      expenses you paid for the period. You
costs, which may include sales charges       $8,600 account value divided by $1,000 =      may use this information to compare the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         ongoing costs of investing in the Fund
deferred sales charges on redemptions;       number in the table under the heading         and other funds. To do so, compare this
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         5% hypothetical example with the 5%
ongoing costs, including management          Period" to estimate the expenses you          hypothetical examples that appear in the
fees; distribution and/or service fees       paid on your account during this period.      shareholder reports of the other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON               Please note that the expenses shown
understand your ongoing costs (in            PURPOSES                                      in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
October 1, 2004, through March 31, 2005.     before expenses, which is not the Fund's      information is useful in comparing
                                             actual return. The Fund's actual              ongoing costs only, and will not help
ACTUAL EXPENSES                              cumulative total returns at net asset         you determine the relative total costs
                                             value after expenses for the six months       of owning different funds.
The table below provides information         ended March 31, 2005, appear in the
about actual account values and actual       table "Cumulative Total Returns" on page
expenses. You may use the information in     5.
this table,

====================================================================================================================================
                                                            ACTUAL                     HYPOTHETICAL
                                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT          ENDING ACCOUNT              EXPENSES            ENDING ACCOUNT             EXPENSES
   SHARE                VALUE                      VALUE                 PAID DURING              VALUE                 PAID DURING
   CLASS              (10/1/04)                (3/31/05)(1)                PERIOD(2)            (3/31/05)                PERIOD(2)
     A                $1,000.00                 $1,040.50                   $2.80               $1,022.19                  $2.77
     B                 1,000.00                  1,036.70                    6.60                1,018.45                   6.54
     C                 1,000.00                  1,036.70                    6.60                1,018.45                   6.54

(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2004, to March 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.55%, 1.30% and 1.30% for Class A, B and C shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
====================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON     For More Information Visit
                                                                                           IMAGE]         AIMinvestments.com

AIM HIGH INCOME MUNICIPAL FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Your Fund's total return includes            ============================================================================
reinvested distributions, applicable         RESULTS OF A $10,000 INVESTMENT
sales charges, Fund expenses and             Fund data from 1/2/98 (index data from 12/31/97)
management fees. Results for Class B
shares are calculated as if a                                         [MOUNTAIN CHART]
hypothetical shareholder had liquidated
his entire investment in the Fund at the                 AIM High     AIM High     AIM High
close of the reporting period and paid                    Income       Income       Income      Lipper High
the applicable contingent deferred sales                 Municipal    Municipal    Municipal       Yield
charges. Index results include                             Fund         Fund         Fund        Municipal      Lehman
reinvested dividends, but they do not                     Class A      Class B      Class C      Debt Fund     Municipal
reflect sales charges. Performance of an     Date         Shares       Shares       Shares         Index       Bond Index
index of funds reflects fund expenses      12/31/97       $ 9525       $10000       $10000        $10000         $10000
and management fees; performance of a          1/98         9557        10024        10022         10096          10103
market index does not. Performance shown       2/98         9591        10043        10051         10121          10106
in the chart and tables does not reflect       3/98         9623        10080        10078         10137          10115
deduction of taxes a shareholder would         4/98         9608        10047        10055         10116          10070
pay on Fund distributions or sale of           5/98         9747        10187        10184         10242          10229
Fund shares. Performance of the indexes        6/98         9819        10255        10252         10298          10269
does not reflect the effects of taxes.         7/98         9823        10263        10260         10315          10295
                                               8/98         9985        10415        10412         10444          10454
    This chart, which is a logarithmic         9/98        10087        10526        10523         10532          10584
chart, presents the fluctuations in the       10/98        10073        10495        10492         10506          10584
value of the Fund and its indexes. We         11/98        10109        10525        10522         10525          10621
believe that a logarithmic chart is more      12/98        10124        10535        10532         10556          10648
effective than other types of charts in        1/99        10189        10597        10594         10641          10775
illustrating changes in value during the       2/99        10145        10554        10552         10616          10728
early years shown in the chart. The            3/99        10201        10607        10604         10641          10742
vertical axis, the one that indicates          4/99        10259        10650        10647         10685          10769
the dollar value of an investment, is          5/99        10244        10639        10636         10640          10707
constructed with each segment                  6/99        10117        10490        10487         10523          10553
representing a percent change in the           7/99        10113        10480        10477         10548          10591
value of the investment. In this chart,        8/99         9933        10286        10283         10422          10506
each segment represents a doubling, or         9/99         9836        10178        10175         10403          10511
100% change, in the value of the              10/99         9540         9864         9861         10239          10397
investment. In other words, the space         11/99         9536         9864         9861         10304          10507
between $10,000 and $20,000 is the same       12/99         9353         9657         9665         10171          10429
size as the space between $20,000 and          1/00         9179         9481         9479         10045          10384
$40,000, the space between $20,000 and         2/00         9261         9559         9556         10145          10504
$40,000 is the same as that between            3/00         9407         9703         9701         10298          10734
$40,000 and $80,000, and so on.                4/00         9349         9626         9634         10255          10670
                                               5/00         9280         9559         9556         10198          10615
==========================================     6/00         9419         9694         9702         10341          10896
AVERAGE ANNUAL TOTAL RETURNS                   7/00         9535         9808         9804         10446          11048
                                               8/00         9532         9808         9804         10574          11218
As of 3/31/05, including applicable            9/00         9528         9797         9793         10548          11160
sales charges                                 10/00         9591         9855         9851         10580          11281
                                   After      11/00         9598         9855         9851         10565          11367
                                  Taxes on    12/00         9707         9947         9955         10651          11648
                                  Distri-      1/01         9737         9982         9979         10723          11763
                         After    butions      2/01         9801        10041        10038         10783          11800
                        Taxes on  and Sale     3/01         9888        10135        10132         10859          11906
                 Before  Distri-  of Fund      4/01         9884        10112        10109         10794          11777
                 Taxes   butions  Shares       5/01        10008        10230        10227         10910          11904
CLASS A SHARES                                 6/01        10120        10338        10335         10990          11983
Inception                                      7/01        10254        10480        10477         11131          12161
(1/2/98)         3.52%    3.51%   3.80%        8/01        10435        10647        10644         11304          12361
5 Years          5.41     5.41    5.50         9/01        10346        10550        10547         11222          12320
1 Year           1.40     1.40    2.95        10/01        10459        10658        10655         11272          12467
                                              11/01        10429        10620        10617         11206          12362
CLASS B SHARES                                12/01        10375        10559        10556         11117          12245
Inception                                      1/02        10489        10669        10666         11214          12457
(1/2/98)         3.42%    3.42%   3.64%        2/02        10592        10766        10763         11290          12607
5 Years          5.31     5.31    5.33         3/02        10524        10690        10687         11184          12360
1 Year           0.73     0.73    2.34         4/02        10613        10775        10772         11320          12602
                                               5/02        10679        10835        10832         11384          12678
CLASS C SHARES                                 6/02        10783        10933        10930         11477          12812
Inception                                      7/02        10886        11031        11028         11563          12977
(1/2/98)         3.42%    3.42%   3.64%        8/02        10978        11117        11114         11626          13133
5 Years          5.63     5.63    5.61         9/02        11070        11204        11201         11746          13421
1 Year           4.73     4.73    4.95        10/02        10948        11074        11071         11548          13198
==========================================    11/02        10978        11097        11094         11567          13143
                                              12/02        11122        11237        11234         11752          13421
The performance data quoted represent          1/03        11139        11247        11244         11728          13387
past performance and cannot guarantee          2/03        11247        11348        11345         11856          13574
comparable future results; current             3/03        11239        11334        11330         11807          13582
performance may be lower or higher.            4/03        11335        11423        11420         11919          13672
Please visit AIMinvestments.com for the        5/03        11535        11618        11615         12178          13992
most recent month-end performance.             6/03        11540        11616        11613         12183          13932
Performance figures reflect reinvested         7/03        11334        11401        11385         11933          13445
distributions, changes in net asset            8/03        11417        11479        11476         11983          13545
value and the effect of the maximum            9/03        11595        11651        11648         12274          13943
sales charge unless otherwise stated.         10/03        11614        11661        11659         12309          13873
Investment return and principal value         11/03        11686        11727        11724         12438          14018
will fluctuate so that you may have a         12/03        11773        11805        11803         12553          14134
gain or loss when you sell shares.             1/04        11873        11899        11882         12672          14215
                                               2/04        12041        12060        12043         12834          14429
    Class A share performance reflects         3/04        12059        12071        12069         12816          14378
the maximum 4.75% sales charge, and            4/04        11899        11903        11901         12632          14038
Class B and Class C share performance          5/04        11918        11901        11898         12594          13987
reflects the applicable contingent             6/04        11993        11982        11979         12642          14038
deferred sales charge (CDSC) for the           7/04        12111        12091        12075         12771          14223
period involved. The CDSC on Class B           8/04        12270        12243        12227         12961          14508
shares declines from 5% beginning at the       9/04        12346        12312        12309         13051          14585
time of purchase to 0% at the beginning       10/04        12480        12438        12435         13157          14710
of the seventh year. The CDSC on Class C      11/04        12499        12449        12446         13167          14589
shares is 1% for the first year after         12/04        12662        12603        12600         13333          14767
purchase.                                      1/05        12796        12728        12711         13456          14905
                                               2/05        12844        12767        12751         13489          14855
    The performance of the Fund's share        3/05       $12848       $12763       $12761        $13476         $14762
classes will differ due to different
sales charge structures and class                                                                   Source: Lipper, Inc.
expenses.                                    =============================================================================

    Had the advisor not waived fees
and/or reimbursed expenses, performance
would have been lower.

    After-tax returns are calculated
using the historical highest individual
federal marginal income tax rate. They
do not reflect the effect of state and
local taxes. Actual after-tax returns
depend on the investor's tax situation
and may differ from those shown.
After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs.

=======================================
CUMULATIVE TOTAL RETURNS

6 months ended 3/31/05
Excluding applicable sales charges

Class A Shares                    4.05%
Class B Shares                    3.67
Class C Shares                    3.67
=======================================

FINANCIALS

SCHEDULE OF INVESTMENTS

March 31, 2005


                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-99.79%

ARIZONA-1.58%

Pima (County of) Industrial Development
  Authority (Desert Heights Charter School);
  Educational Facilities Series 2003 IDR
  7.25%, 08/01/19(a)                           $ 830    $    834,067
--------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Horizon Community Learning
  Center); Refunding Series 2005 IDR 5.25%,
  06/01/35(a)                                  1,500       1,475,355
--------------------------------------------------------------------
Scottsdale (City of) Industrial Development
  Authority (Scottsdale Healthcare); Hospital
  Series 2001 IDR
  5.80%, 12/01/31(a)                             500         533,575
--------------------------------------------------------------------
Tucson (City of) Industrial Development
  Authority (Arizona AgriBusiness & Equine
  Center Inc.); Educational Facilities Series
  2004 A IDR
  6.13%, 09/01/34(a)                             500         503,335
====================================================================
                                                           3,346,332
====================================================================

CALIFORNIA-3.06%

California (State of) Educational Facilities
  Authority (Fresno Pacific University);
  Series 2000 A RB
  6.75%, 03/01/19(a)                           1,000       1,094,490
--------------------------------------------------------------------
California (State of) Educational Facilities
  Authority (Keck Graduate Institute); Series
  2000 RB
  6.75%, 06/01/30(a)                             390         424,226
--------------------------------------------------------------------
California (State of) Statewide Communities
  Development Authority (Daughters of Charity
  Health); Series 2005 A RB
  5.25%, 07/01/30(a)                           1,250       1,277,725
--------------------------------------------------------------------
California (State of) Statewide Communities
  Development Authority (Hospice of Napa
  Valley Project); Series 2004 A RB
  7.00%, 01/01/34(a)                             900         914,499
--------------------------------------------------------------------
California (State of) Statewide Communities
  Development Authority (Notre Dame de Namur
  University); Series 2003 RB
  6.50%, 10/01/23(a)                           1,000       1,021,910
--------------------------------------------------------------------
Turlock (City of) Health Facilities Authority
  (Emanuel Medical Center Inc.); Series 2004
  COP
  5.00%, 10/15/24(a)                             980         967,956
--------------------------------------------------------------------
  5.38%, 10/15/34(a)                             800         805,024
====================================================================
                                                           6,505,830
====================================================================

COLORADO-9.75%

Antelope Heights Metropolitan District;
  Limited Tax Series 2003 GO
  8.00%, 12/01/23(a)                             500         500,410
--------------------------------------------------------------------
Bradburn Metropolitan District No. 3; Limited
  Tax Series 2003 GO
  7.50%, 12/01/33(a)                             500         511,815
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

COLORADO-(CONTINUED)

Bromley Park Metropolitan District No. 2;
  Limited Tax Series 2002 B GO
  8.05%, 12/01/32(a)                           $ 500    $    507,590
--------------------------------------------------------------------
Bromley Park Metropolitan District No. 2;
  Limited Tax Series 2003 GO
  8.05%, 12/01/32(a)                             750         761,385
--------------------------------------------------------------------
Buckhorn Valley Metropolitan District No. 2;
  Limited Tax Series 2003 GO
  7.00%, 12/01/23(a)                             500         500,415
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Academy Charter
  School Project); Series 2000 RB
  7.13%, 12/15/30(a)                           1,195       1,279,953
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Denver
  Arts School Project); Series 2003 RB
  8.00%, 05/01/34(a)                             500         517,060
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Excel
  Academy Project); Series 2003 RB
  7.30%, 12/01/23(a)                             570         598,432
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter
  School-Littleton Academy Building Project);
  Series 2002 RB
  6.00%, 01/15/22(a)                             500         500,770
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Peak
  to Peak Project); Refunding & Improvement
  Series 2004 RB
  5.25%, 08/15/24(a)(b)                          500         535,070
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Peak
  to Peak Project); Series 2001 RB
  7.63%, 08/15/11(a)(c)(d)                       500         616,675
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter
  School-Pioneer Charter Project); Series
  2003 RB
  7.75%, 10/15/33(a)                             750         773,527
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Platte
  Academy Project); Series 2002 A RB
  7.25%, 03/01/10(a)(c)(d)                       500         575,185
--------------------------------------------------------------------
  7.25%, 03/01/10(a)(c)(d)                       500         586,775
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter
  School-University Lab School Project);
  Series 2001 RB
  6.13%, 06/01/11(a)(c)(d)                       150         171,716
--------------------------------------------------------------------
  6.25%, 06/01/11(a)(c)(d)                       500         575,820
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Denver Academy Inc.
  Project); Refunding Series 2003 A RB
  7.00%, 11/01/23(a)                             500         501,010
--------------------------------------------------------------------


                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
COLORADO-(CONTINUED)

Colorado (State of) Educational & Cultural
  Facilities Authority (Denver Science &
  Technology); Series 2004 RB
  5.00%, 12/01/13(a)                           $ 750    $    773,482
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Heritage Christian
  School); Series 2004 A RB
  7.50%, 06/01/34(a)                           1,000       1,029,180
--------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Portercare Adventist Health);
  Hospital Series 2001 RB
  6.50%, 11/15/31(a)                             500         549,200
--------------------------------------------------------------------
Conservatory Metropolitan District (Arapahoe
  County); Limited Tax Series 2003 GO
  7.50%, 12/01/27(a)                             750         795,990
--------------------------------------------------------------------
Conservatory Metropolitan District (Arapahoe
  County); Limited Tax Series 2005 GO
  6.75%, 12/01/34(a)                             810         806,298
--------------------------------------------------------------------
Denver (City of) Health & Hospital Authority;
  Refunding Health Care Series 2004 A RB
  6.25%, 12/01/33(a)                             500         529,295
--------------------------------------------------------------------
Montrose (County of) (Homestead at Montrose
  Inc.); Health Care Facilities Series 2003 A
  RB
  5.75%, 02/01/15(a)                             250         251,920
--------------------------------------------------------------------
  6.75%, 02/01/22(a)                             200         202,506
--------------------------------------------------------------------
  7.00%, 02/01/25(a)                             800         809,792
--------------------------------------------------------------------
Neu Towne Metropolitan District; Limited Tax
  Series 2004 GO
  7.25%, 12/01/34(a)                             775         768,815
--------------------------------------------------------------------
Saddle Rock (City of) South Metropolitan
  District No. 2 (Mill Levy Obligation);
  Limited Tax Series 2000 GO
  7.20%, 12/01/19(a)                             535         561,263
--------------------------------------------------------------------
Serenity Ridge Metropolitan District No. 2;
  Limited Tax Series 2004 GO
  7.50%, 12/01/34(a)                             750         746,790
--------------------------------------------------------------------
Southlands Metropolitan District No. 1;
  Unlimited Tax Series 2004 GO
  6.75%, 12/01/16(a)                             500         547,310
--------------------------------------------------------------------
  7.13%, 12/01/34(a)                             500         545,965
--------------------------------------------------------------------
Table Rock Metropolitan District; Limited Tax
  Series 2003 GO
  7.00%, 12/01/33(a)                             750         755,460
--------------------------------------------------------------------
University of Northern Colorado (Auxiliary
  Facilities System); Refunding & Improvement
  Series 2001 RB
  5.00%, 06/01/23(a)(b)                        1,000       1,033,080
====================================================================
                                                          20,719,954
====================================================================

DISTRICT OF COLUMBIA-0.45%

District of Columbia Tobacco Settlement
  Financing Corp.; Asset-Backed Series 2001
  RB
  6.50%, 05/15/33(a)                             920         956,441
====================================================================

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------


FLORIDA-7.08%

Concorde Estates Community Development
  District; Capital Improvement Series 2004 B
  RB
  5.00%, 05/01/11(a)                           $ 500    $    500,110
--------------------------------------------------------------------
Cory Lakes Community Development District;
  Special Assessment Series 2001 A GO
  8.38%, 05/01/17(a)                             455         509,568
--------------------------------------------------------------------
Cory Lakes Community Development District;
  Special Assessment Series 2001 B GO
  8.38%, 05/01/17(a)                             290         307,652
--------------------------------------------------------------------
Cypress Lakes Community Development District;
  Special Assessment Series 2004 A RB
  6.00%, 05/01/34(a)                             645         647,625
--------------------------------------------------------------------
Fishhawk Community Development District;
  Special Assessment Series 1996 GO
  7.63%, 05/01/06(a)(c)(d)                       780         830,778
--------------------------------------------------------------------
Fishhawk Community Development District II;
  Special Assessment Series 2003 B RB
  5.00%, 11/01/07(a)                             500         506,695
--------------------------------------------------------------------
Islands at Doral Southwest Community
  Development District; Special Assessment
  Series 2003 GO
  6.38%, 05/01/35(a)                             500         522,345
--------------------------------------------------------------------
Lee (County of) Industrial Development
  Authority (Cypress Cove at HealthPark);
  Health Care Facilities Series 2002 A IDR
  6.75%, 10/01/32(a)                           1,250       1,273,587
--------------------------------------------------------------------
Miami Beach (City of) Health Facilities
  Authority (Mount Sinai Medical Center);
  Hospital Series 2001 A RB
  6.70%, 11/15/19(a)                           1,000       1,069,420
--------------------------------------------------------------------
Miami Beach (City of) Health Facilities
  Authority (Mount Sinai Medical Center);
  Refunding Hospital Series 2004 RB
  6.75%, 11/15/29 (Acquired 04/26/04; Cost
  $482,320)(a)(e)                                500         536,630
--------------------------------------------------------------------
Midtown Miami Community Development District;
  Special Assessment Series 2004 A GO
  6.00%, 05/01/24(a)                           1,000       1,030,630
--------------------------------------------------------------------
  6.25%, 05/01/37(a)                           1,000       1,033,580
--------------------------------------------------------------------
Mount Dora (City of) Health Facilities
  Authority (Waterman Village Project);
  Refunding Series 2004 A RB
  5.75%, 08/15/18(a)                             750         738,817
--------------------------------------------------------------------
Orange (County of) Health Facilities
  Authority (Adventist Health System);
  Hospital Series 2002 RB
  5.63%, 11/15/32(a)                             750         791,790
--------------------------------------------------------------------
Orlando (City of) Urban Community Development
  District; Capital Improvement Special
  Assessment Series 2001 A GO
  6.95%, 05/01/33(a)                           1,000       1,063,920
--------------------------------------------------------------------
Orlando (City of) Urban Community Development
  District; Capital Improvement Special
  Assessment Series 2004 GO
  6.25%, 05/01/34(a)                           1,000       1,027,400
--------------------------------------------------------------------


                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
FLORIDA-(CONTINUED)

Poinciana Community Development District;
  Special Assessment Series 2000 A GO
  7.13%, 05/01/31(a)                           $1,000   $  1,053,740
--------------------------------------------------------------------
Reunion East Community Development District;
  Special Assessment Series 2002 A GO
  7.38%, 05/01/33(a)                           1,000       1,097,940
--------------------------------------------------------------------
Seven Oaks Community Development District II;
  Special Assessment Series 2003 B RB
  5.30%, 11/01/08(a)                             510         511,790
====================================================================
                                                          15,054,017
====================================================================

GEORGIA-2.19%

Atlanta (City of) (Atlantic Station Project);
  Tax Allocation Series 2001 GO
  7.75%, 12/01/14(a)                             750         819,090
--------------------------------------------------------------------
  7.90%, 12/01/24(a)                             750         814,470
--------------------------------------------------------------------
Fulton (County of) Residential Care
  Facilities Authority (Canterbury Court
  Project); Series 2004 A RB
  6.13%, 02/15/26(a)                             500         502,005
--------------------------------------------------------------------
  6.13%, 02/15/34(a)                             200         197,158
--------------------------------------------------------------------
Rockdale (County of) Development Authority
  (Visy Paper, Inc. Project); Solid Waste
  Disposal Series 1993 IDR 7.50%,
  01/01/26(a)(f)                               1,500       1,550,550
--------------------------------------------------------------------
Savannah (City of) Economic Development
  Authority (Marshes of Skidaway); First
  Mortgage Series 2003 A RB
  7.40%, 01/01/24(a)                             750         778,597
====================================================================
                                                           4,661,870
====================================================================

ILLINOIS-3.85%

Chicago (City of) (Chatham Ridge
  Redevelopment Project); Tax Allocation
  Series 2002 GO
  5.95%, 12/15/12(a)                             275         279,898
--------------------------------------------------------------------
  6.05%, 12/15/13(a)                             475         482,652
--------------------------------------------------------------------
Chicago (City of) (Lake Shore East Project);
  Special Assessment Series 2003 GO
  6.63%, 12/01/22(a)                             500         517,060
--------------------------------------------------------------------
  6.75%, 12/01/32(a)                             500         516,230
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bethesda Home & Retirement);
  Series 1999 A RB
  6.25%, 09/01/14(a)                             500         515,855
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Lutheran Senior Ministries
  Obligation Group); Series 2001 A RB
  7.38%, 08/15/31(a)                           1,000       1,061,200
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Swedish American Hospital);
  Series 2000 RB
  6.88%, 05/15/10(a)(c)(d)                       690         802,801
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Villa of St. Benedict); Series
  2003 A-1 RB
  6.90%, 11/15/33(a)                             500         509,795
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority; Series 2003 A RB
  7.00%, 11/15/32(a)                             800         807,112
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

ILLINOIS-(CONTINUED)

Lincolnshire (City of) Special Service Area
  No. 1 (Sedgebrook Project); Special Tax
  Series 2004 GO
  5.00%, 03/01/11(a)                           $ 520    $    535,943
--------------------------------------------------------------------
  6.25%, 03/01/34(a)                             750         790,350
--------------------------------------------------------------------
Metropolitan Pier & Exposition Authority
  (McCormick Place Expansion); Dedicated
  State Tax Series 2002 A RB
  5.00%, 12/15/28(a)(b)                        1,250       1,283,737
--------------------------------------------------------------------
St. Charles (City of) (Tri-City Center
  Associates Ltd. Project); Series 1993 IDR
  (LOC-Old Kent Bank)
  7.50%, 11/01/13(a)(g)                           80          79,853
====================================================================
                                                           8,182,486
====================================================================

INDIANA-0.49%

Petersburg (City of) (Indiana Power & Light
  Co.); Refunding Series 1991 PCR
  5.75%, 08/01/21(a)                           1,000       1,045,340
====================================================================

IOWA-2.42%

Des Moines (City of) (Luther Park Apartments
  Inc. Project); Sr. Housing Series 2004 RB
  6.00%, 12/01/23(a)                             500         493,655
--------------------------------------------------------------------
Iowa (State of) Finance Authority (Friendship
  Haven Project); Retirement Community Series
  2004 A RB
  6.13%, 11/15/32(a)                             500         483,685
--------------------------------------------------------------------
Polk (County of) (Luther Park Health Center
  Inc. Project); Health Care Facilities
  Series 2003 RB
  6.50%, 10/01/20(a)                             750         763,140
--------------------------------------------------------------------
Polk (County of) (Luther Park Health Center
  Inc. Project); Health Care Facilities
  Series 2004 RB
  6.00%, 10/01/24(a)                             290         287,634
--------------------------------------------------------------------
  6.15%, 10/01/36(a)                             600         584,778
--------------------------------------------------------------------
Scott (County of) (Ridgecrest Village
  Project); Refunding Series 2004 RB
  4.75%, 11/15/12(a)                             750         730,455
--------------------------------------------------------------------
  5.63%, 11/15/18(a)                           1,000       1,014,850
--------------------------------------------------------------------
Scott (County of) (Ridgecrest Village
  Project); Series 2000 A RB
  7.25%, 11/15/26(a)                             750         787,642
====================================================================
                                                           5,145,839
====================================================================

KANSAS-2.53%

Hutchinson (City of) (Wesley Towers Inc.);
  Refunding & Improvement Health Care
  Facilities Series 1999 A RB
  6.25%, 11/15/19(a)                             750         760,845
--------------------------------------------------------------------
Lawrence (City of) (Holiday Inn); Refunding
  Commercial Development Sr. Series 1997 A
  IDR
  8.00%, 07/01/16(a)                              35          32,971
--------------------------------------------------------------------
Olathe (City of) (Aberdeen Village Inc.);
  Refunding Senior Living Facilities Series
  2005 A RB
  5.60%, 05/15/28(a)                           1,500       1,479,615
--------------------------------------------------------------------


                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
KANSAS-(CONTINUED)

Olathe (City of) (Aberdeen Village Inc.);
  Senior Living Facilities Series 2000 A RB
  7.00%, 05/15/20(a)                           $ 200    $    205,140
--------------------------------------------------------------------
  7.50%, 05/15/24(a)                             330         338,692
--------------------------------------------------------------------
Overland Park (City of) Development Corp.
  (First Tier-Overland Park Project); Series
  2001 A RB
  7.38%, 01/01/32(a)                           1,500       1,636,920
--------------------------------------------------------------------
Roeland Park (City of) (Roeland Park
  Redevelopment); Special Obligation Tax
  Allocation Series 2005 RB
  5.75%, 08/01/24(a)                             920         915,142
====================================================================
                                                           5,369,325
====================================================================

KENTUCKY-0.15%

Jefferson (County of) (Beverly Enterprises
  Inc. Project); Refunding Health Facilities
  Series 1999 RB
  5.88%, 08/01/07(a)                             315         315,422
====================================================================

MAINE-0.24%

Maine (State of) Turnpike Authority; Turnpike
  Series 2003 RB
  5.00%, 07/01/33(a)(b)                          500         515,630
====================================================================

MARYLAND-2.71%

Annapolis (City of) (Park Place Project);
  Special Obligations Series 2005 A RB
  5.35%, 07/01/34(a)                           1,000         992,020
--------------------------------------------------------------------
Anne Arundel (County of) (Parole Town Center
  Project); Tax Allocation Financing Series
  2002 GO
  5.00%, 07/01/12(a)                             400         402,752
--------------------------------------------------------------------
Baltimore (City of) (Strathdale Manor
  Project); Special Obligations Series 2003
  RB
  7.00%, 07/01/33(a)                             968         988,512
--------------------------------------------------------------------
Howard (County of); Retirement Community
  Series 2000 A RB
  7.88%, 05/15/10(a)(c)(d)                       780         958,823
--------------------------------------------------------------------
Maryland (State of) Health & Higher
  Educational Facilities Authority (Medstar
  Health); Refunding Series 2004 RB
  5.50%, 08/15/33(a)                           1,250       1,295,237
--------------------------------------------------------------------
Maryland (State of) Health & Higher
  Educational Facilities Authority
  (University of Maryland Medical System);
  Series 2000 RB
  6.75%, 07/01/30(a)                           1,000       1,128,770
====================================================================
                                                           5,766,114
====================================================================

MASSACHUSETTS-0.52%

Massachusetts (State of) Development Finance
  Agency (Briarwood); Series 2001 B RB
  7.50%, 12/01/10(a)(c)(d)                       500         600,580
--------------------------------------------------------------------
Massachusetts (State of) Health & Educational
  Facilities Authority (Christopher House);
  Refunding Series 1999 A RB
  6.88%, 01/01/29(a)                             500         498,475
====================================================================
                                                           1,099,055
====================================================================

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------


MICHIGAN-2.76%

Gaylord (City of) Hospital Finance Authority
  (Otsego Memorial Hospital Association);
  Refunding Limited Obligation Series 2004 RB
  6.50%, 01/01/31(a)                           $ 700    $    682,843
--------------------------------------------------------------------
Gogebic (County of) Hospital Finance
  Authority (Grand View Health System Inc.);
  Refunding Series 1999 RB
  5.88%, 10/01/16(a)                             920         934,269
--------------------------------------------------------------------
Kent (City of) Hospital Finance Authority
  (Metropolitan Hospital Project); Series
  2005 A RB
  5.75%, 07/01/25(a)                             500         524,410
--------------------------------------------------------------------
Mecosta (County of) General Hospital;
  Refunding Unlimited Tax Series 1999 GO
  6.00%, 05/15/18(a)                             500         489,880
--------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (Public School-YMCA Service Learning
  Academy); Series 2001 RB
  7.63%, 10/01/21(a)                             700         748,006
--------------------------------------------------------------------
  7.75%, 10/01/31(a)                             500         534,680
--------------------------------------------------------------------
Michigan (State of) Strategic Fund (Detroit
  Edison Pollution Control); Refunding
  Limited Obligation Series 2001 C PCR
  5.45%, 09/01/29(a)                             500         519,950
--------------------------------------------------------------------
Wenonah Park Properties Inc. (Bay City
  Hotel); Series 2002 RB
  7.50%, 04/01/33(a)                           1,000         940,220
--------------------------------------------------------------------
  7.88%, 04/01/22(a)                             500         500,000
====================================================================
                                                           5,874,258
====================================================================

MINNESOTA-8.43%

Buhl (City of) Nursing Home (Forest Health
  Services Project); Series 2003 A RB
  6.40%, 08/01/23(a)                             575         578,007
--------------------------------------------------------------------
  6.75%, 08/01/27(a)                             500         509,880
--------------------------------------------------------------------
Cold Spring (City of) (Assumption Home Inc.);
  Nursing Home & Senior Housing Series 2005
  RB
  5.50%, 03/01/25(a)                             425         422,182
--------------------------------------------------------------------
  5.75%, 03/01/35(a)                             600         591,954
--------------------------------------------------------------------
Duluth (City of) Economic Development
  Authority (Benedictine Health System-St.
  Mary's); Health Care Facilities Series 2004
  RB
  5.25%, 02/15/33(a)                           1,500       1,528,635
--------------------------------------------------------------------
Edina (City of) (Volunteers of America Care
  Centers Project); Health Care Facilities
  Series 2002 A RB
  6.63%, 12/01/22(a)                             250         263,005
--------------------------------------------------------------------
  6.63%, 12/01/30(a)                             250         258,625
--------------------------------------------------------------------
Fairmont (City of) (The Homestead-GEAC LLC
  Project); Housing Facilities Series 2002
  A-1 RB
  7.25%, 04/01/22(a)                             915         920,966
--------------------------------------------------------------------
Glencoe (City of) (Glencoe Regional Health
  Services Project); Health Care Facilities
  Series 2001 RB
  7.40%, 04/01/21(a)                             250         270,535
--------------------------------------------------------------------
  7.50%, 04/01/31(a)                             500         534,695
--------------------------------------------------------------------


                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
MINNESOTA-(CONTINUED)

Minneapolis (City of) (Shelter Care
  Foundation); Health Care Facility Series
  1999 A RB
  6.00%, 04/01/10(a)                           $ 670    $    660,928
--------------------------------------------------------------------
Minneapolis (City of) (St. Anthony Falls
  Project); Refunding Tax Allocation Series
  2004 GO
  5.75%, 02/01/27(a)                             605         600,118
--------------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Housing Development-Eventide
  Project); Refunding Multifamily Housing
  Series 1998 A RB
  6.00%, 06/01/18(a)                             500         500,365
--------------------------------------------------------------------
Oakdale (City of) (Oak Meadows Project);
  Refunding Senior Housing Series 2004 RB
  6.00%, 04/01/24(a)                           1,000       1,028,900
--------------------------------------------------------------------
Ramsey (City of) (Pact Charter School
  Project); Lease Series 2004 A RB
  6.50%, 12/01/22(a)                             925         934,028
--------------------------------------------------------------------
  6.75%, 12/01/33(a)                             150         151,444
--------------------------------------------------------------------
Rochester (City of) (Samaritan Bethany Inc.
  Project); Health Care & Housing Series 2003
  A RB
  5.38%, 08/01/12(a)                             165         167,736
--------------------------------------------------------------------
  5.50%, 08/01/13(a)                             195         196,246
--------------------------------------------------------------------
  6.25%, 08/01/19(a)                           1,100       1,127,467
--------------------------------------------------------------------
Shakopee (City of) Health Care Facilities
  (St. Francis Regional Medical Center);
  Series 2004 RB
  5.25%, 09/01/34(a)                             500         505,150
--------------------------------------------------------------------
St. Cloud (City of) Housing & Redevelopment
  Authority (Sterling Heights Apartments
  Project); Multifamily Housing Series 2002
  RB
  7.00%, 10/01/23(a)(f)                          495         483,239
--------------------------------------------------------------------
  7.45%, 10/01/32(a)(f)                          155         150,855
--------------------------------------------------------------------
St. Paul (City of) Housing & Redevelopment
  Authority (Community of Peace Academy
  Project); Lease Series 2001 A RB
  7.38%, 12/01/19(a)                             900         947,907
--------------------------------------------------------------------
St. Paul (City of) Housing & Redevelopment
  Authority (Gillette Children's Specialty);
  Health Care Series 2005 RB
  5.00%, 02/01/15(a)                             200         201,378
--------------------------------------------------------------------
St. Paul (City of) Housing & Redevelopment
  Authority (New Spirit Charter School);
  Lease Series 2002 A RB
  7.50%, 12/01/31(a)                             890         901,748
--------------------------------------------------------------------
St. Paul (City of) Port Authority (Radisson
  Kellogg Project); Hotel Facility Series
  1999 2 RB
  7.38%, 08/01/29(a)                           1,225       1,279,451
--------------------------------------------------------------------
Vadnais Heights (City of) (Agriculture & Food
  Sciences); Lease Series 2004 A RB
  6.38%, 12/01/24(a)                             900         889,965
--------------------------------------------------------------------
  6.60%, 12/01/34(a)                             275         270,572
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

MINNESOTA-(CONTINUED)

Woodbury (City of) (Math Science Academy
  Project); Refunding Lease Series 2002 A RB
  7.38%, 12/01/24(a)                           $ 250    $    258,865
--------------------------------------------------------------------
  7.50%, 12/01/31(a)                             750         775,117
====================================================================
                                                          17,909,963
====================================================================

MISSOURI-3.56%

Des Peres (City of) (West County Center
  Project); Refunding Tax Allocation Series
  2002 A GO
  5.75%, 04/15/20(a)                           1,000       1,025,830
--------------------------------------------------------------------
Fenton (City of) (Gravois Bluffs Project);
  Refunding & Improvement Tax Increment
  Series 2001 RB
  7.00%, 10/01/21(a)                           1,050       1,130,755
--------------------------------------------------------------------
Hazelwood Transportation Development District
  (370 Missouri Bottom Road/Taussig Road);
  Series 2002 RB
  7.00%, 05/01/22(a)                             750         798,667
--------------------------------------------------------------------
Hazelwood Transportation Development District
  (370 Missouri Bottom Road/Taussig Road);
  Tax Increment Series 2002 RB
  7.20%, 05/01/33(a)                             500         533,830
--------------------------------------------------------------------
Kansas City (City of) Industrial Development
  Authority (Bishop Spencer Place Inc.);
  First Mortgage Health Facilities Series
  2004 A IDR
  6.25%, 01/01/24(a)                             500         506,860
--------------------------------------------------------------------
Maplewood (City of) (Maplewood South
  Redevelopment Area); Refunding Tax
  Increment Series 2005 RB
  5.20%, 11/01/22(a)                             500         491,555
--------------------------------------------------------------------
  5.75%, 11/01/26(a)                           1,350       1,331,060
--------------------------------------------------------------------
St. Joseph (City of) Industrial Development
  Authority (Shoppes at North Village
  Project); Tax Allocation Series 2005 A IDR
  5.25%, 11/01/13(a)                             500         514,415
--------------------------------------------------------------------
  5.38%, 11/01/24(a)                             500         492,065
--------------------------------------------------------------------
  5.50%, 11/01/27(a)                             750         738,338
====================================================================
                                                           7,563,375
====================================================================

MONTANA-0.49%

Montana (State of) Facility Finance Authority
  (Marias Medical Center); Master Loan
  Program Health Care Facilities Series 2005
  A RB
  5.00%, 01/01/28(a)                             750         740,910
--------------------------------------------------------------------
Montana (State of) Facility Finance Authority
  (Montana Children's Home); Master Loan
  Program Heath Care Facilities Series 2005 B
  RB
  4.75%, 01/01/24(a)                             310         306,565
====================================================================
                                                           1,047,475
====================================================================

NEVADA-1.48%

Boulder City (City of) (Boulder City Hospital
  Inc. Project); Refunding Hospital Series
  1998 RB
  5.85%, 01/01/22(a)                           1,000         870,590
--------------------------------------------------------------------


                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
NEVADA-(CONTINUED)

Clark (County of) (Nevada Power Co. Project);
  Refunding Series 1992 C IDR
  7.20%, 10/01/22(a)                           $ 550    $    558,250
--------------------------------------------------------------------
Las Vegas Valley Water District; Refunding &
  Water Improvement Limited Tax Series 2003 A
  GO
  5.00%, 06/01/32(a)(b)                        1,150       1,178,589
--------------------------------------------------------------------
University of Nevada (Community College
  System); University Series 2002 A RB
  5.40%, 07/01/31(a)(b)                          500         528,380
====================================================================
                                                           3,135,809
====================================================================

NEW HAMPSHIRE-1.22%

New Hampshire (State of) Business Finance
  Authority (Alice Peck Day Health System);
  Series 1999 A RB
  6.88%, 10/01/19(a)                           1,050       1,056,815
--------------------------------------------------------------------
New Hampshire (State of) Health & Educational
  Facilities Authority (Huntington at
  Nashua); Series 2003 A RB
  6.88%, 05/01/23(a)                             750         775,830
--------------------------------------------------------------------
  6.88%, 05/01/33(a)                             750         767,505
====================================================================
                                                           2,600,150
====================================================================

NEW JERSEY-3.26%

New Jersey (State of) Economic Development
  Authority (Cedar Crest Village Inc.
  Facility); Retirement Community Services
  Series 2001 A RB
  7.25%, 11/15/21(a)                             500         527,735
--------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (Continental Airlines, Inc.
  Project); Special Facilities Series 2000 RB
  7.00%, 11/15/30(a)(f)                          500         432,310
--------------------------------------------------------------------
  7.20%, 11/15/30(a)(f)                          425         376,440
--------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (Continental Airlines, Inc.
  Project); Special Facilities Series 2003 RB
  9.00%, 06/01/33(a)(f)                          500         512,115
--------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (Seashore Gardens Project); First
  Mortgage Series 2001 RB
  8.00%, 04/01/23(a)                             800         817,480
--------------------------------------------------------------------
  8.00%, 04/01/31(a)                             500         507,945
--------------------------------------------------------------------
New Jersey (State of) Health Care Facilities
  Financing Authority (Pascack Valley
  Hospital Association); Series 2003 RB
  6.50%, 07/01/23(a)                             500         492,645
--------------------------------------------------------------------
New Jersey (State of) Health Care Facilities
  Financing Authority (Raritan Bay Medical
  Center); Series 1994 RB
  7.25%, 07/01/14(a)                              50          52,748
--------------------------------------------------------------------
  7.25%, 07/01/27(a)                           1,750       1,822,450
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

NEW JERSEY-(CONTINUED)

New Jersey (State of) Transportation Trust
  Fund Authority; Transportation System
  Series 2005 B RB
  5.25%, 12/15/22(a)(b)                        $ 500    $    554,450
--------------------------------------------------------------------
  5.25%, 12/15/23(a)(b)                          750         824,558
====================================================================
                                                           6,920,876
====================================================================

NEW YORK-3.54%

Albany (County of) Industrial Development
  Agency (Albany College of Pharmacy); Series
  2004 A IDR
  5.38%, 12/01/24(a)                             400         411,660
--------------------------------------------------------------------
Monroe (County of) Industrial Development
  Agency (Woodland Village Project); Civic
  Facility Series 2000 IDR
  8.55%, 11/15/32(a)                           1,000       1,084,480
--------------------------------------------------------------------
New York City (City of) Industrial
  Development Agency (Liberty-7 World Trade
  Center); Series 2005 A IDR
  6.25%, 03/01/15(a)                           1,000       1,014,200
--------------------------------------------------------------------
Onondaga (County of) Industrial Development
  Agency (Solvay Paperboard LLC Project);
  Refunding Solid Waste Disposal Facility
  Series 1998 IDR
  7.00%, 11/01/30(a)(f)                        2,000       2,089,340
--------------------------------------------------------------------
Orange (County of) Industrial Development
  Agency (Arden Hill Life Care Center
  Newburgh); Civic Facility Series 2001 C IDR
  7.00%, 08/01/31(a)                             550         546,524
--------------------------------------------------------------------
Suffolk (County of) Industrial Development
  Agency (Spellman High Voltage Facility);
  Series 1997 A IDR
  6.38%, 12/01/17(a)(f)                          350         313,740
--------------------------------------------------------------------
Syracuse (City of) Industrial Development
  Agency (Jewish Home); First Mortgage Series
  2001 A IDR
  7.38%, 03/01/21(a)                             350         369,534
--------------------------------------------------------------------
  7.38%, 03/01/31(a)                             500         524,500
--------------------------------------------------------------------
Westchester (County of) Industrial
  Development Agency (Hebrew Hospital Senior
  Housing Inc.); Continuing Care Retirement
  Series 2000 A IDR
  7.00%, 07/01/21(a)                             600         634,098
--------------------------------------------------------------------
  7.38%, 07/01/30(a)                             500         528,775
====================================================================
                                                           7,516,851
====================================================================

NORTH CAROLINA-0.83%

North Carolina (State of) Medical Care
  Commission (Arbor Acres United Methodist
  Community Project); First Mortgage Health
  Care Facilities Series 2002 RB
  6.38%, 03/01/32(a)                             500         516,510
--------------------------------------------------------------------
North Carolina (State of) Medical Care
  Commission (Forest at Duke Project); First
  Mortgage Retirement Facilities Series 2002
  RB
  6.38%, 09/01/32(a)                             250         260,660
--------------------------------------------------------------------
North Carolina (State of) Medical Care
  Commission (United Church Homes); Refunding
  First Mortgage Retirement Facilities Series
  2005 A RB
  5.25%, 09/01/21(a)                           1,000         995,820
====================================================================
                                                           1,772,990
====================================================================


                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

NORTH DAKOTA-0.33%

Grand Forks (City of) (4000 Valley Square
  Project); Special Term Senior Housing
  Series 1997 RB
  6.38%, 12/01/34(a)                           $ 725    $    700,241
====================================================================

OHIO-3.15%

Cleveland-Cuyahoga (County of) Port
  Authority; Special Assessment Tax Increment
  Series 2001 RB
  7.35%, 12/01/31(a)                           1,000       1,076,920
--------------------------------------------------------------------
Cuyahoga (County of) (Canton Inc. Project);
  Hospital Facilities Series 2000 RB
  7.50%, 01/01/30(a)                             750         837,885
--------------------------------------------------------------------
Franklin (County of) (Ohio Presbyterian
  Services); Health Care Facilities
  Improvement Series 2005 A RB
  5.00%, 07/01/26(a)                             350         343,683
--------------------------------------------------------------------
  5.13%, 07/01/35(a)                           1,250       1,220,788
--------------------------------------------------------------------
Franklin (County of) (Ohio Presbyterian);
  Health Care Facilities Series 2001 A RB
  7.13%, 07/01/29(a)                             500         550,050
--------------------------------------------------------------------
Lucas (County of) (Sunset Retirement
  Communities); Refunding & Improvement
  Health Care Facilities Series 2000 A RB
  6.50%, 08/15/20(a)                             500         523,760
--------------------------------------------------------------------
  6.55%, 08/15/24(a)                             500         522,910
--------------------------------------------------------------------
Madison (County of) (Madison County Hospital
  Project); Refunding Hospital Improvement
  Series 1998 RB
  6.25%, 08/01/18(a)                             670         637,384
--------------------------------------------------------------------
Toledo (City of) & Lucas (County of) Port
  Authority (St. Mary Woods Project); Series
  2004 A RB
  6.00%, 05/15/24(a)                             500         497,370
--------------------------------------------------------------------
  6.00%, 05/15/34(a)                             500         483,160
====================================================================
                                                           6,693,910
====================================================================

OKLAHOMA-0.32%

Oklahoma (State of) Development Finance
  Authority (Comanche County Hospital
  Project); Series 2002 B RB
  6.60%, 07/01/31(a)                             625         683,956
====================================================================

OREGON-1.11%

Oregon (State of) Health, Housing,
  Educational & Cultural Facilities Authority
  (Oregon Baptist Retirement Homes); Series
  1996 RB
  8.00%, 11/15/26(a)                             745         776,186
--------------------------------------------------------------------
Yamhill (County of) Hospital Authority
  (Friendsview Retirement Community); Series
  2003 RB
  7.00%, 12/01/21(a)                           1,555       1,573,940
====================================================================
                                                           2,350,126
====================================================================

PENNSYLVANIA-8.44%

Allegheny (County of) Hospital Development
  Authority (Villa Saint Joseph of Baden);
  Health Care Facilities Series 1998 RB
  6.00%, 08/15/28(a)                             500         461,120
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

PENNSYLVANIA-(CONTINUED)

Allegheny (County of) Industrial Development
  Authority (Propel Schools-Homestead
  Project); Charter Schools Series 2004 A IDR
  7.00%, 12/15/15(a)                           $ 780    $    763,269
--------------------------------------------------------------------
Allegheny (County of) Redevelopment Authority
  (Pittsburgh Mills Project); Tax Allocation
  Series 2004 GO
  5.10%, 07/01/14(a)                             500         521,885
--------------------------------------------------------------------
  5.60%, 07/01/23(a)                             500         524,830
--------------------------------------------------------------------
Beaver (County of) Industrial Development
  Authority (Cleveland Electric Project);
  Refunding Series 1995 PCR
  7.63%, 05/01/25(a)                           1,600       1,639,056
--------------------------------------------------------------------
Blair (County of) Industrial Development
  Authority (Village of Pennsylvania State
  Project); Series 2002 A IDR
  6.90%, 01/01/22(a)                             500         528,825
--------------------------------------------------------------------
  7.00%, 01/01/34(a)                             500         525,880
--------------------------------------------------------------------
Chartiers Valley (City of) Industrial &
  Commercial Development Authority (Asbury
  Health Center); Refunding First Mortgage
  Series 1999 IDR
  6.38%, 12/01/19(a)                           1,000       1,026,710
--------------------------------------------------------------------
Clarion (County of) Industrial Development
  Authority (Beverly Enterprises Inc.
  Project); Refunding Series 2001 IDR
  7.38%, 12/01/08(a)                             420         425,090
--------------------------------------------------------------------
Crawford (County of) Hospital Authority
  (Wesbury United Methodist Community);
  Senior Living Facilities Series 1999 RB
  6.25%, 08/15/29(a)                             750         767,303
--------------------------------------------------------------------
Cumberland (County of) Industrial Development
  Authority (Woods Cedar Run); Refunding
  First Mortgage Series 1998 A IDR
  6.50%, 11/01/18(a)(h)(i)                     1,000         334,960
--------------------------------------------------------------------
Cumberland (County of) Municipal Authority
  (Wesley Affiliated Services, Inc.);
  Retirement Community Series 2002 A RB
  6.00%, 01/01/13(a)                             800         816,128
--------------------------------------------------------------------
  7.13%, 01/01/25(a)                             700         728,273
--------------------------------------------------------------------
Lancaster (County of) Hospital Authority
  (Saint Anne's Home); Health Center Series
  1999 RB
  6.63%, 04/01/28(a)                             500         500,480
--------------------------------------------------------------------
Lancaster (County of) Industrial Development
  Authority (Garden Spot Village Project);
  Series 2000 A IDR
  7.60%, 05/01/22(a)                             250         272,615
--------------------------------------------------------------------
  7.63%, 05/01/31(a)                             500         541,275
--------------------------------------------------------------------
Lawrence (County of) Industrial Development
  Authority (Shenango Presbyterian Center);
  Health & Housing Facilities Sr. Series 2001
  B IDR
  7.50%, 11/15/31(a)                           1,000       1,000,690
--------------------------------------------------------------------


                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
PENNSYLVANIA-(CONTINUED)

Lehigh (County of) General Purpose Authority
  (Bible Fellowship Church Home Inc.); First
  Mortgage Series 2001 RB
  7.63%, 11/01/21(a)                           $ 250    $    272,188
--------------------------------------------------------------------
  7.75%, 11/01/33(a)                             750         809,183
--------------------------------------------------------------------
Montgomery (County of) Higher Education &
  Health Authority (Philadelphia Geriatric
  Center); Series 1999 A RB
  7.38%, 12/01/30(a)                           1,340       1,407,683
--------------------------------------------------------------------
Montgomery (County of) Higher Education &
  Health Authority (Temple Continuing Care
  Center); Series 1999 RB
  6.63%, 07/01/19(a)(h)(i)                     1,250         225,075
--------------------------------------------------------------------
  6.75%, 07/01/29(a)(h)(i)                       460          82,791
--------------------------------------------------------------------
Montgomery (County of) Industrial Development
  Authority (Whitemarsh Continuing Care);
  Mortgage Series 2005 IDR
  6.25%, 02/01/35(a)                           1,000       1,021,240
--------------------------------------------------------------------
North Penn (Region of) Health, Hospital &
  Education Authority (Maple Village
  Project); Hospital Series 2000 A RB
  8.00%, 10/01/32(a)                             300         300,000
--------------------------------------------------------------------
Pennsylvania (State of) Higher Educational
  Facilities Authority (Student Association
  Inc. Project); Student Housing Series 2000
  A RB
  6.75%, 09/01/20(a)                             500         526,390
--------------------------------------------------------------------
  6.75%, 09/01/32(a)                             320         334,739
--------------------------------------------------------------------
Pennsylvania (State of) Higher Educational
  Facilities Authority (Widener University);
  Series 2005 RB
  5.00%, 07/15/31(a)                           1,055       1,059,125
--------------------------------------------------------------------
Philadelphia (City of) Industrial Development
  Authority (Cathedral Village Project);
  Series 2003 A IDR
  6.88%, 04/01/34(a)                             500         528,410
====================================================================
                                                          17,945,213
====================================================================

RHODE ISLAND-0.11%

Tobacco Settlement Financing Corp.;
  Asset-Backed Series 2002 A RB
  6.13%, 06/01/32(a)                             240         240,871
====================================================================

SOUTH CAROLINA-3.18%

South Carolina (State of) Jobs-Economic
  Development Authority (Palmetto Health
  Alliance); Hospital Facilities Improvement
  Series 2000 A RB
  7.38%, 12/15/10(a)(c)(d)                       800         966,776
--------------------------------------------------------------------
South Carolina (State of) Jobs-Economic
  Development Authority (Palmetto Health
  Alliance); Refunding Hospital Facilities
  Series 2003 A RB
  6.13%, 08/01/23(a)                           1,500       1,606,230
--------------------------------------------------------------------
South Carolina (State of) Jobs-Economic
  Development Authority (South Carolina
  Episcopal Home at Still Hope Project);
  Residential Care Facilities Series 2004 A
  RB
  6.25%, 05/15/25(a)                             750         763,185
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

SOUTH CAROLINA-(CONTINUED)

  6.38%, 05/15/32(a)                           $1,250   $  1,274,638
--------------------------------------------------------------------
South Carolina (State of) Jobs-Economic
  Development Authority (Westley Commons
  Project); First Mortgage Health Facilities
  Series 2000 RB
  7.75%, 10/01/15(a)                             700         761,292
--------------------------------------------------------------------
  8.00%, 10/01/31(a)                             300         324,609
--------------------------------------------------------------------
Tobacco Settlement Revenue Management
  Authority; Tobacco Settlement Series 2001 B
  RB
  6.38%, 05/15/28(a)                           1,050       1,067,588
====================================================================
                                                           6,764,318
====================================================================

SOUTH DAKOTA-0.72%

South Dakota (State of) Health & Educational
  Facilities Authority (Sioux Valley
  Hospitals & Health System); Series 2004 A
  RB
  5.25%, 11/01/27(a)                             500         507,875
--------------------------------------------------------------------
  5.25%, 11/01/34(a)                             500         507,875
--------------------------------------------------------------------
South Dakota (State of) Health & Educational
  Facilities Authority (Westhills Village
  Retirement Community); Series 2003 RB
  5.65%, 09/01/23(a)                             500         521,705
====================================================================
                                                           1,537,455
====================================================================

TENNESSEE-1.36%

Davidson & Williamson (Counties of) (Harpeth
  Valley Utilities District); Utilities
  Improvement Series 2004 RB
  5.00%, 09/01/34(a)(b)                        1,000       1,031,760
--------------------------------------------------------------------
Johnson City (City of) Health & Educational
  Facilities Board (Appalachian Christian
  Village Project); Retirement Facilities
  Series 2004 A RB
  6.00%, 02/15/24(a)                             500         487,350
--------------------------------------------------------------------
  6.25%, 02/15/32(a)                             350         345,482
--------------------------------------------------------------------
Shelby (County of) Health, Educational &
  Housing Facilities Board (Germantown
  Village); Residential Care Series 2003 A RB
  7.00%, 12/01/23(a)                           1,000       1,021,730
====================================================================
                                                           2,886,322
====================================================================

TEXAS-12.69%

Abilene (City of) Health Facilities
  Development Corp. (Sears Methodist
  Retirement); Retirement Facilities Series
  2003 A RB
  7.00%, 11/15/33(a)                           1,000       1,047,630
--------------------------------------------------------------------
Amarillo (City of) Health Facilities Corp.
  (Panhandle Pooled Health Care); VRD Series
  1985 RB
  (LOC-BNP Paribas)
  2.42%, 05/31/25(g)(j)                        5,351       5,351,000
--------------------------------------------------------------------
Atlanta (City of) Hospital Authority;
  Hospital Facility Series 1999 RB
  6.70%, 08/01/19(a)                             500         486,060
--------------------------------------------------------------------
Bexar (County of) Health Facilities
  Development Corp. (Army Retirement
  Residence Project); Series 2002 RB
  6.30%, 07/01/32(a)                             500         528,875
--------------------------------------------------------------------


                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
TEXAS-(CONTINUED)

Bexar (County of) Housing Finance Corp.
  (American Opportunity Housing); Multifamily
  Housing Sr. Series 2002 A-1 RB
  6.85%, 12/01/23(a)                           $ 750    $    744,533
--------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series 1998 A RB
  7.25%, 05/01/16(a)(h)(i)                       200         139,838
--------------------------------------------------------------------
Decatur (City of) Hospital Authority (Wise
  Regional Health System); Hospital Series
  2004 A RB
  5.63%, 09/01/13(a)                             750         761,258
--------------------------------------------------------------------
  7.00%, 09/01/25(a)                             825         884,252
--------------------------------------------------------------------
  7.13%, 09/01/34(a)                             790         845,024
--------------------------------------------------------------------
Grand Prairie (City of) Housing Finance Corp.
  (Independent Senior Living Center); Series
  2003 RB
  7.63%, 01/01/20(a)                           1,000         984,210
--------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann Health
  Care); Hospital Series 2001 A RB
  6.38%, 06/01/29(a)                             500         549,720
--------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Saint Luke's Episcopal
  Hospital); Series 2001 A RB
  5.63%, 02/15/18(a)                             750         796,605
--------------------------------------------------------------------
Harris (County of); Refunding Limited Tax
  Series 2002 GO
  5.13%, 08/15/12(a)(c)(d)                       370         405,183
--------------------------------------------------------------------
HFDC of Central Texas Inc. (Villa de San
  Antonio Project); Series 2004 A RB
  6.00%, 05/15/25(a)                           1,000         995,290
--------------------------------------------------------------------
Hidalgo (County of) Heath Services Corp.
  (Mission Hospital Inc. Project); Series
  2005 RB
  5.00%, 08/15/15(a)                             500         505,680
--------------------------------------------------------------------
  5.00%, 08/15/19(a)                             350         348,558
--------------------------------------------------------------------
Houston (City of) Airport System (Continental
  Airlines, Inc. Project); Special Facilities
  Series 2001 E RB
  6.75%, 07/01/29(a)(f)                          500         414,030
--------------------------------------------------------------------
Houston (City of) Health Facilities
  Development Corp. (Buckingham Senior Living
  Community); Retirement Facilities Series
  2004 A RB
  7.00%, 02/15/23(a)                             300         322,797
--------------------------------------------------------------------
  7.00%, 02/15/26(a)                             750         801,645
--------------------------------------------------------------------
  7.13%, 02/15/34(a)                             450         481,608
--------------------------------------------------------------------
Meadow Parc Development Inc. (Meadow Parc
  Apartments Project); Multifamily Housing
  Series 1998 RB
  6.50%, 12/01/30(a)                           1,200       1,096,308
--------------------------------------------------------------------
Midlothian (City of) Development Authority;
  Tax Allocation Contract Series 1999 GO
  6.70%, 11/15/23(a)                             800         825,008
--------------------------------------------------------------------
Midlothian (City of) Development Authority;
  Tax Allocation Contract Series 2001 GO
  7.88%, 11/15/26(a)                           1,000       1,105,190
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

TEXAS-(CONTINUED)

Midlothian (City of) Development Authority;
  Tax Allocation Contract Series 2004 GO
  6.20%, 11/15/29(a)                           $1,000   $  1,001,560
--------------------------------------------------------------------
Texas (State of) Gulf Coast Waste Disposal
  Authority (Valero Energy Corp. Project);
  Series 2001 RB
  6.65%, 04/01/32(a)(f)                          900         972,072
--------------------------------------------------------------------
Texas (State of) Public Finance Authority
  (School Excellence Education Project);
  Charter School Finance Corp. Series 2004 A
  RB
  7.00%, 12/01/34(a)                           1,000         990,000
--------------------------------------------------------------------
University of Texas Financing System; Series
  2001 C RB
  5.00%, 08/15/20(a)                           1,000       1,045,910
--------------------------------------------------------------------
University of Texas Financing System; Series
  2003 B RB
  5.00%, 08/15/33(a)                           1,500       1,533,855
--------------------------------------------------------------------
Woodhill Public Facility Corp. (Woodhill
  Apartments Project); Multifamily Housing
  Series 1999 RB
  7.50%, 12/01/29(a)                           1,000         999,290
====================================================================
                                                          26,962,989
====================================================================

VERMONT-0.33%

Vermont (State of) Educational & Health
  Buildings Financing Agency (Copley Manor
  Project); Health Care Facilities Series
  1999 RB
  6.25%, 04/01/29(a)(i)                        1,000         701,280
====================================================================

VIRGIN ISLANDS-0.07%

Virgin Islands (Commonwealth of) Public
  Finance Authority; Sr. Lien Matching Fund
  Loan Notes Series 2004 A RB
  5.25%, 10/01/24(a)                             150         157,377
====================================================================

VIRGINIA-1.82%

Hampton (City of) Redevelopment & Housing
  Authority (Olde Hampton Hotel Association);
  Refunding First Mortgage Series 1998 A RB
  6.50%, 07/01/16(a)                             500         448,855
--------------------------------------------------------------------
Henrico (County of) Economic Development
  Authority (Virginia United Methodist Homes
  Inc.); Refunding Residential Care
  Facilities Series 2002 A RB
  6.50%, 06/01/22(a)                             750         787,568
--------------------------------------------------------------------
Lynchburg (City of) Industrial Development
  Authority (The Summit); Residential Care
  Facilities Mortgage Series 2002 A IDR
  6.25%, 01/01/28(a)                             500         494,855
--------------------------------------------------------------------
Norfolk (City of) Redevelopment & Housing
  Authority; First Mortgage Retirement
  Community Series 2004 A RB
  6.00%, 01/01/25(a)                             500         499,370
--------------------------------------------------------------------
  6.13%, 01/01/35(a)                           1,100       1,091,827
--------------------------------------------------------------------
Peninsula Ports Authority (Virginia Baptist
  Homes); Residential Care Facilities Series
  2003 A RB
  7.38%, 12/01/23(a)                             500         535,310
====================================================================
                                                           3,857,785
====================================================================


                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

WISCONSIN-3.33%

Wisconsin (State of) Health & Educational
  Facilities Authority (Beaver Dam Community
  Hospitals Inc.); Series 2004 A RB
  6.50%, 08/15/26(a)                           $ 250    $    254,075
--------------------------------------------------------------------
  6.75%, 08/15/34(a)                             750         770,715
--------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Community Memorial
  Hospital Inc. Project); Series 2003 RB
  7.13%, 01/15/22(a)                           1,155       1,203,464
--------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Community
  Rehabilitation Providers Facilities
  Program); Series 1998 RB
  6.88%, 12/01/23(a)                             200         210,204
--------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Eastcastle Place Inc.
  Project); Series 2004 RB
  6.00%, 12/01/24(a)                             500         498,010
--------------------------------------------------------------------
  6.13%, 12/01/34(a)                             500         486,045
--------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (FH Healthcare
  Development Inc. Project); Series 1999 RB
  6.25%, 11/15/20(a)                           1,250       1,337,300
--------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (New Castle Place Inc.
  Project); Series 2001 A RB
  7.00%, 12/01/31(a)                             250         253,020
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

WISCONSIN-(CONTINUED)

Wisconsin (State of) Health & Educational
  Facilities Authority (Oakwood Village
  Project); Series 2000 A RB
  7.63%, 08/15/30(a)                           $1,000   $  1,033,430
--------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Tomah Memorial
  Hospital Inc. Project); Series 2003 RB
  6.00%, 07/01/15(a)                             100         102,272
--------------------------------------------------------------------
  6.13%, 07/01/16(a)                             150         153,717
--------------------------------------------------------------------
  6.63%, 07/01/28(a)                             750         765,060
====================================================================
                                                           7,067,312
====================================================================

WYOMING-0.24%

Teton (County of) Hospital District (Saint
  John's Medical Center); Hospital Series
  2002 RB
  6.75%, 12/01/22(a)                             500         511,130
====================================================================
TOTAL INVESTMENTS-99.79% (Cost $207,490,949)             212,085,687
====================================================================
OTHER ASSETS LESS LIABILITIES-0.21%                          453,522
====================================================================
NET ASSETS-100.00%                                      $212,539,209
____________________________________________________________________
====================================================================

Investment Abbreviations:

COP  - Certification of Participation
GO   - General Obligation Bonds
IDR  - Industrial Revenue Bonds
LOC  - Letter of Credit
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds
Sr.  - Senior
VRD  - Variable Rate Demand

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at March 31, 2005 was $206,734,687, which represented 97.48% of the Fund's Total Investments. See Note 1A.
(b) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp., or XL Capital Assurance Inc.
(c) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(d) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at March 31, 2005 represented 0.25% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(f) Security subject to the alternative minimum tax.
(g) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h) Defaulted security. Currently, the issuer is in default with respect to interest payments. The aggregate market value of these securities at March 31, 2005 was $782,664, which represented 0.37% of the Fund's Total Investments.
(i) Security considered to be illiquid; the portfolio is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at March 31, 2005 was $1,483,944, which represented 0.70% of the Fund's Net Assets.
(j) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined annually. Rate shown is the rate in effect on March 31, 2005.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2005

ASSETS:

Investments, at market value (cost
  $207,490,949)                                $212,085,687
===========================================================
Receivables for:
  Investments sold                                   40,000
-----------------------------------------------------------
  Fund shares sold                                1,681,621
-----------------------------------------------------------
  Interest                                        3,950,427
-----------------------------------------------------------
  Amount due from advisor                            86,091
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               30,443
-----------------------------------------------------------
Other assets                                         43,902
===========================================================
    Total assets                                217,918,171
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,040,229
-----------------------------------------------------------
  Fund shares reacquired                            668,687
-----------------------------------------------------------
  Dividends                                         481,401
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 35,691
-----------------------------------------------------------
Accrued distribution fees                            92,624
-----------------------------------------------------------
Accrued trustees' fees                                3,538
-----------------------------------------------------------
Accrued transfer agent fees                          10,598
-----------------------------------------------------------
Accrued operating expenses                           46,194
===========================================================
    Total liabilities                             5,378,962
===========================================================
Net assets applicable to shares outstanding    $212,539,209
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $220,578,491
-----------------------------------------------------------
Undistributed net investment income                 (12,415)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (12,621,605)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                      4,594,738
===========================================================
                                               $212,539,209
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $132,995,705
___________________________________________________________
===========================================================
Class B                                        $ 46,429,071
___________________________________________________________
===========================================================
Class C                                        $ 33,114,433
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          15,178,697
___________________________________________________________
===========================================================
Class B                                           5,293,370
___________________________________________________________
===========================================================
Class C                                           3,777,561
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.76
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.76 divided
      by 95.25%)                               $       9.20
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.77
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.77
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2005

INVESTMENT INCOME:

Interest                                                      $10,934,428
=========================================================================

EXPENSES:

Advisory fees                                                   1,028,269
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                      9,201
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         260,106
-------------------------------------------------------------------------
  Class B                                                         452,130
-------------------------------------------------------------------------
  Class C                                                         221,227
-------------------------------------------------------------------------
Transfer agent fees                                               101,635
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             17,087
-------------------------------------------------------------------------
Other                                                             219,515
=========================================================================
    Total expenses                                              2,359,170
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (908,687)
=========================================================================
    Net expenses                                                1,450,483
=========================================================================
Net investment income                                           9,483,945
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (2,738,157)
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                    3,618,908
=========================================================================
Net gain from investment securities                               880,751
=========================================================================
Net increase in net assets resulting from operations          $10,364,696
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  9,483,945    $  8,183,531
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (2,738,157)       (811,834)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   3,618,908       2,348,504
==========================================================================================
    Net increase in net assets resulting from operations        10,364,696       9,720,201
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (6,195,517)     (5,191,768)
------------------------------------------------------------------------------------------
  Class B                                                       (2,361,558)     (2,322,122)
------------------------------------------------------------------------------------------
  Class C                                                       (1,151,589)       (817,780)
==========================================================================================
    Decrease in net assets resulting from distributions         (9,708,664)     (8,331,670)
==========================================================================================
Share transactions-net:
  Class A                                                       37,926,121      15,806,626
------------------------------------------------------------------------------------------
  Class B                                                        1,224,371       1,926,983
------------------------------------------------------------------------------------------
  Class C                                                       14,710,348       4,707,289
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               53,860,840      22,440,898
==========================================================================================
    Net increase in net assets                                  54,516,872      23,829,429
==========================================================================================

NET ASSETS:

  Beginning of year                                            158,022,337     134,192,908
==========================================================================================
  End of year (including undistributed net investment income
    of $(12,415) and $196,999, respectively)                  $212,539,209    $158,022,337
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Income Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio or class are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income that is exempt from federal income taxes. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value. Securities with a demand feature exercisable within one to seven days are valued at par.

       Securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Fund's valuation committee following procedures approved by the Board of Trustees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security.

       Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends", as defined in the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. LOWER-RATED SECURITIES -- The Fund may invest 100% of its assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors claims.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the following annual rates, based on the average daily net assets of the Fund:

AVERAGE NET ASSETS                                              ANNUAL RATE
---------------------------------------------------------------------------
First $500 million                                                 0.60%
---------------------------------------------------------------------------
Over $500 million up to and including $1 billion                   0.55%
---------------------------------------------------------------------------
Over $1 billion up to and including $1.5 billion                   0.50%
===========================================================================
Over $1.5 billion                                                  0.45%
___________________________________________________________________________
===========================================================================


    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 0.55%, 1.30% and 1.30% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended March 31, 2005, AIM waived fees of $884,991.

    For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $20,721 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $101,635.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2005, the Class A, Class B and Class C shares paid $260,106, $452,130 and $221,227, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $95,100 in front-end sales commissions from the sale of Class A shares and $23,758, $12,325 and $4,771 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $2,975.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended March 31, 2005, the Fund paid legal fees of $4,057 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended March 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $       --    $    8,023
--------------------------------------------------------------------------------------
  Ordinary income -- tax exempt                                9,708,664     8,323,647
======================================================================================
                                                              $9,708,664    $8,331,670
______________________________________________________________________________________
======================================================================================

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    110,774
----------------------------------------------------------------------------
Unrealized appreciation -- investments                             4,593,706
----------------------------------------------------------------------------
Temporary book/tax differences                                      (124,218)
----------------------------------------------------------------------------
Capital loss carryforward                                        (12,466,077)
----------------------------------------------------------------------------
Post-October capital loss deferral                                  (153,467)
----------------------------------------------------------------------------
Shares of beneficial interest                                    220,578,491
============================================================================
Total net assets                                                $212,539,209
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales, the treatment of defaulted bonds, and the treatment of amortization of market discounts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of interest income on defaulted bonds, trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
March 31, 2007                                                   $    11,394
-----------------------------------------------------------------------------
March 31, 2008                                                       995,895
-----------------------------------------------------------------------------
March 31, 2009                                                     3,558,416
-----------------------------------------------------------------------------
March 31, 2010                                                     3,255,459
-----------------------------------------------------------------------------
March 31, 2011                                                       972,821
-----------------------------------------------------------------------------
March 31, 2012                                                     1,072,111
-----------------------------------------------------------------------------
March 31, 2013                                                     2,599,981
=============================================================================
Total capital loss carryforward                                  $12,466,077
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $73,443,881 and $20,556,886, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 7,804,438
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,210,732)
===============================================================================
Net unrealized appreciation of investment securities               $ 4,593,706
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $207,491,981.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of defaulted bond adjustments and amortization of market discounts, on March 31, 2005, undistributed net investment income was increased by $15,305 and undistributed net realized gain (loss) was decreased by $15,305. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                              --------------------------------------------------------
                                                                         2005                          2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,312,242    $ 63,728,286     5,559,971    $ 48,198,718
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        979,400       8,502,043     1,369,885      11,908,459
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,141,353      18,712,926     1,435,960      12,470,550
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        349,115       3,033,614       264,540       2,292,514
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        109,354         949,368       114,284         991,423
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         80,868         702,804        57,564         499,279
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        147,549       1,283,329       110,157         951,710
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (147,389)     (1,283,329)     (110,109)       (951,710)
======================================================================================================================
Reacquired:
  Class A                                                     (3,473,425)    (30,119,108)   (4,117,232)    (35,636,316)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (800,836)     (6,943,711)   (1,156,985)    (10,021,189)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (544,009)     (4,705,382)     (954,494)     (8,262,540)
======================================================================================================================
                                                               6,154,222    $ 53,860,840     2,573,541    $ 22,440,898
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 12% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. There is also one individual that is a record owner of more than 5% of the outstanding shares of the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                              -------------------------------------------------------
                                                                2005          2004       2003       2002       2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.73       $  8.64    $  8.59    $  8.59    $  8.72
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.51          0.51       0.54       0.55(a)    0.54
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.04          0.10       0.03      (0.01)     (0.11)
=====================================================================================================================
    Total from investment operations                              0.55          0.61       0.57       0.54       0.43
=====================================================================================================================
Less dividends from net investment income                        (0.52)        (0.52)     (0.52)     (0.54)     (0.56)
=====================================================================================================================
Net asset value, end of period                                $   8.76       $  8.73    $  8.64    $  8.59    $  8.59
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                   6.51%         7.30%      6.81%      6.41%      5.12%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $132,996       $94,657    $77,998    $70,873    $62,820
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.55%(c)      0.55%      0.55%      0.55%      0.55%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.08%(c)      1.07%      1.05%      1.07%      1.17%
=====================================================================================================================
Ratio of net investment income to average net assets              5.83%(c)      5.91%      6.22%      6.26%(a)    6.23%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             12%           12%        14%        30%        15%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share would have been $0.54 and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the Unites States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $104,042,375.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                              -------------------------------------------------------------
                                                               2005            2004       2003       2002            2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.74         $  8.65    $  8.60    $  8.61         $  8.72
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.44            0.45       0.47       0.48(a)         0.47
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.05            0.10       0.04      (0.02)          (0.10)
===========================================================================================================================
    Total from investment operations                             0.49            0.55       0.51       0.46            0.37
===========================================================================================================================
Less dividends from net investment income                       (0.46)          (0.46)     (0.46)     (0.47)          (0.48)
===========================================================================================================================
Net asset value, end of period                                $  8.77         $  8.74    $  8.65    $  8.60         $  8.61
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  5.73%           6.51%      6.02%      5.47%           4.44%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $46,429         $45,026    $42,699    $35,811         $25,730
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.30%(c)        1.30%      1.30%      1.31%           1.30%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.83%(c)        1.82%      1.80%      1.83%           1.92%
===========================================================================================================================
Ratio of net investment income to average net assets             5.08%(c)        5.16%      5.47%      5.50%(a)        5.48%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            12%             12%        14%        30%             15%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the Unites States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $45,213,045.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------------
                                                               2005            2004       2003       2002            2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.74         $  8.65    $  8.60    $  8.61         $ 8.72
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.44            0.45       0.47       0.48(a)        0.47
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.05            0.10       0.04      (0.02)         (0.10)
==========================================================================================================================
    Total from investment operations                             0.49            0.55       0.51       0.46           0.37
==========================================================================================================================
Less dividends from net investment income                       (0.46)          (0.46)     (0.46)     (0.47)         (0.48)
==========================================================================================================================
Net asset value, end of period                                $  8.77         $  8.74    $  8.65    $  8.60         $ 8.61
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  5.73%           6.51%      6.02%      5.47%          4.43%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $33,114         $18,339    $13,496    $11,292         $6,797
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.30%(c)        1.30%      1.30%      1.31%          1.30%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.83%(c)        1.82%      1.80%      1.83%          1.92%
==========================================================================================================================
Ratio of net investment income to average net assets             5.08%(c)        5.16%      5.47%      5.50%(a)       5.48%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            12%             12%        14%        30%            15%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the Unites States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $22,122,675.

NOTE 11--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On March 23, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2006. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the Audit Committee to audit AIM Funds with March 31 fiscal year ends. The Fund is in the process of obtaining a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.


  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.


  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.


  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.


  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION


  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.


  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM


  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.


  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Pending Regulatory Civil Action Alleging Market Timing


  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.


  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

Private Civil Actions Alleging Market Timing


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.


  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing


  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract.

These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes


  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM High Income Municipal Fund and the Board of Trustees of AIM Tax-Exempt Funds:



We have audited the accompanying statement of assets and liabilities of AIM High Income Municipal Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Income Municipal Fund as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
May 18, 2005

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of March 31, 2005



The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

 Robert H. Graham(1) -- 1946       1993           Director and Chairman, A I M Management    None
 Trustee, Vice Chair and                          Group Inc. (financial services holding
 President                                        company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

 Mark H. Williamson(2) -- 1951     2003           Director, President and Chief Executive    None
 Trustee and Executive Vice                       Officer, A I M Management Group Inc.;
 President                                        Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett(3) -- 1944      1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
 Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936              2003           Retired                                    None
 Trustee
-------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939           2001           Retired                                    Badgley Funds, Inc. (registered
 Trustee                                                                                     investment company)
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

 James T. Bunch -- 1942            2003           Co-President and Founder, Green, Manning   None
 Trustee                                          & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

 Albert R. Dowden -- 1941          2000           Director of a number of public and         None
 Trustee                                          private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company); Annuity and Life Re
                                                  (Holdings), Ltd. (insurance company);
                                                  and CompuDyne Corporation (provider of
                                                  products and services to the public
                                                  security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

 Edward K. Dunn, Jr. -- 1935       1998           Retired                                    None
 Trustee
                                                  Formerly: Chairman, Mercantile Mortgage
                                                  Corp.; President and Chief Operating
                                                  Officer, Mercantile-Safe Deposit & Trust
                                                  Co.; and President, Mercantile
                                                  Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------

 Jack M. Fields -- 1952            1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
 Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

 Carl Frischling -- 1937           1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
 Trustee                                          Naftalis and Frankel LLP                   investment company)
-------------------------------------------------------------------------------------------------------------------------------

 Gerald J. Lewis -- 1933           2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
 Trustee                                          (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

 Prema Mathai-Davis -- 1950        1998           Formerly: Chief Executive Officer, YWCA    None
 Trustee                                          of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of March 31, 2005




The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

 Lewis F. Pennock -- 1942          1993           Partner, law firm of Pennock & Cooper      None
 Trustee
-------------------------------------------------------------------------------------------------------------------------------

 Ruth H. Quigley -- 1935           2001           Retired                                    None
 Trustee
-------------------------------------------------------------------------------------------------------------------------------

 Larry Soll -- 1942                2003           Retired                                    None
 Trustee
-------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley(4) -- 1959       2004           Senior Vice President, A I M Management    N/A
 Senior Vice President and Chief                  Group Inc.; Senior Vice President and
 Compliance Officer                               Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk(5) -- 1958        2005           Formerly: Director of Compliance and       N/A
 Senior Vice President                            Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956           2003           Director, Senior Vice President,           N/A
 Senior Vice President,                           Secretary and General Counsel, A I M
 Secretary and Chief Legal                        Management Group Inc. and A I M
 Officer                                          Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., and AIM Investment
                                                  Services, Inc.; Director, Vice President
                                                  and General Counsel, Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; and Senior Vice
                                                  President and General Counsel, Liberty
                                                  Funds Group, LLC; and Vice President,
                                                  A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 Robert G. Alley -- 1948           2004           Managing Director, Chief Fixed Income      N/A
 Vice President                                   Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc. and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 Stuart W. Coco -- 1955            1993           Managing Director and Director of Money    N/A
 Vice President                                   Market Research and Special Projects,
                                                  A I M Capital Management, Inc.; and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 Sidney M. Dilgren -- 1961         2004           Vice President and Fund Treasurer, A I M   N/A
 Vice President and Treasurer                     Advisors, Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 J. Philip Ferguson(6) -- 1945     2005           Senior Vice President and Chief            N/A
 Vice President                                   Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  and Managing Partner, Beutel, Goodman
                                                  Capital Management
-------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960         1993           Director of Cash Management, Managing      N/A
 Vice President                                   Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Ernst & Young LLP
Suite 100                     11 Greenway Plaza        Inc.                     5 Houston Center
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1401 McKinney, Suite
                              Houston, TX 77046-1173   Suite 100                1200
                                                       Houston, TX 77046-1173   Houston, TX 77010-4035

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           The Bank of New York
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           2 Hanson Place
1735 Market Street            & Frankel LLP            P.O. Box 4739            Brooklyn, NY 11217-1431
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

AIM High Income Municipal Fund Class A, Class B and Class C paid ordinary dividends in the amount of $0.519, $0.4554 and $0.4554 per share, respectively, during its tax year ended March 31, 2005. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.


       DOMESTIC EQUITY                                SECTOR EQUITY                        (1) The following name changes became
                                                                                           effective October 15, 2004: INVESCO
AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund(1)         Advantage Health Sciences Fund to AIM
AIM Basic Balanced Fund*                     AIM Energy Fund(1)                            Advantage Health Sciences Fund, INVESCO
AIM Basic Value Fund                         AIM Financial Services Fund(1)                Dynamics Fund to AIM Dynamics Fund,
AIM Blue Chip Fund                           AIM Global Health Care Fund                   INVESCO Energy Fund to AIM Energy Fund,
AIM Capital Development Fund                 AIM Global Real Estate Fund                   INVESCO Financial Services Fund to AIM
AIM Charter Fund                             AIM Gold & Precious Metals Fund(1)            Financial Services Fund, INVESCO Gold &
AIM Constellation Fund                       AIM Leisure Fund(1)                           Precious Metals Fund to AIM Gold &
AIM Diversified Dividend Fund                AIM Multi-Sector Fund(1)                      Precious Metals Fund, INVESCO
AIM Dynamics Fund(1)                         AIM Real Estate Fund(7)                       International Core Equity Fund to AIM
AIM Large Cap Basic Value Fund               AIM Technology Fund(1)                        International Core Equity Fund, INVESCO
AIM Large Cap Growth Fund                    AIM Utilities Fund(1)                         Leisure Fund to AIM Leisure Fund,
AIM Mid Cap Basic Value Fund                                                               INVESCO Mid-Cap Growth Fund to AIM Mid
AIM Mid Cap Core Equity Fund(2)                        FIXED INCOME                        Cap Stock Fund, INVESCO Multi-Sector
AIM Mid Cap Growth Fund                                                                    Fund to AIM Multi-Sector Fund, INVESCO
AIM Opportunities I Fund                     TAXABLE                                       S&P 500 Index Fund to AIM S&P 500 Index
AIM Opportunities II Fund                                                                  Fund, INVESCO Small Company Growth Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund                        to AIM Small Company Growth Fund,
AIM Premier Equity Fund                      AIM High Yield Fund                           INVESCO Technology Fund to AIM
AIM S&P 500 Index Fund(1)                    AIM Income Fund                               Technology Fund, INVESCO U.S. Government
AIM Select Equity Fund                       AIM Intermediate Government Fund              Money Fund to Premier U.S. Government
AIM Small Cap Equity Fund(3)                 AIM Limited Maturity Treasury Fund            Money Portfolio, INVESCO Utilities Fund
AIM Small Cap Growth Fund(4)                 AIM Money Market Fund                         to AIM Utilities Fund. (2) As of end of
AIM Small Company Growth Fund(1)             AIM Short Term Bond Fund                      business on February 27, 2004, AIM Mid
AIM Trimark Endeavor Fund                    AIM Total Return Bond Fund                    Cap Core Equity Fund has limited public
AIM Trimark Small Companies Fund             Premier Portfolio                             sales of its shares to certain
AIM Weingarten Fund                          Premier U.S. Government Money Portfolio(1)    investors. For more information on who
                                                                                           may continue to invest in the Fund,
*AIM Domestic Equity and Income Fund                                                       please contact your financial advisor.
                                                                                           (3) Effective December 13, 2004, AIM
   INTERNATIONAL/GLOBAL EQUITY               TAX-FREE                                      Small Cap Equity Fund is open to all
                                                                                           investors. (4) As of end of business on
AIM Asia Pacific Growth Fund                 AIM High Income Municipal Fund                March 18, 2002, AIM Small Cap Growth
AIM Developing Markets Fund                  AIM Municipal Bond Fund                       Fund has limited public sales of its
AIM European Growth Fund                     AIM Tax-Exempt Cash Fund                      shares to certain investors. For more
AIM European Small Company Fund(5)           AIM Tax-Free Intermediate Fund                information on who may continue to
AIM Global Aggressive Growth Fund            Premier Tax-Exempt Portfolio                  invest in the Fund, please contact your
AIM Global Equity Fund                                                                     financial advisor. (5) As of end of
AIM Global Growth Fund                            AIM ALLOCATION SOLUTIONS                 business on March 28, 2005, AIM European
AIM Global Value Fund                                                                      Small Company Fund has limited public
AIM International Core Equity Fund(1)        AIM Conservative Allocation Fund              sales of its shares to certain
AIM International Growth Fund                AIM Growth Allocation Fund(8)                 investors. For more information on who
AIM International Small Company Fund(6)      AIM Moderate Allocation Fund                  may continue to invest in the Fund,
AIM Trimark Fund                             AIM Moderate Growth Allocation Fund           please contact your financial advisor.
                                             AIM Moderately Conservative Allocation Fund   (6) Effective December 30, 2004, AIM
                                                                                           International Emerging Growth Fund was
                                                                                           renamed AIM International Small Company
                                                                                           Fund. As of end of business on March 14,
                                                                                           2005, the Fund has limited public sales
                                                                                           of its shares to certain investors. For
                                                                                           more information on who may continue to
                                                                                           invest in the Fund, please contact your
                                                                                           financial advisor. (7) As of end of
                                                                                           business on April 29, 2005, AIM Real
                                                                                           Estate Fund has limited public sales of
                                                                                           its shares to certain investors. For
                                                                                           more information on who may continue to
                                                                                           invest in the Fund, please contact your
                                                                                           financial advisor. (8) Effective April
                                                                                           29, 2005, AIM Aggressive Allocation Fund
                                                                                           was renamed AIM Growth Allocation Fund.

                                                                                               If used after July 20, 2005, this
                                                                                           report must be accompanied by a Fund
                                                                                           Performance & Commentary or by an AIM
                                                                                           Quarterly Performance Review for the
                                                                                           most recent quarter-end. Mutual funds
                                                                                           distributed by A I M Distributors, Inc.

                                                                                           A I M Management Group Inc. has provided
                                                                                           leadership in the investment management
                                                                                           industry since 1976 and manages $131
                                                                                           billion in assets. AIM is a subsidiary
                                                                                           of AMVESCAP PLC, one of the world's
                                                                                           largest independent financial services
                                                                                           companies with $375 billion in assets
                                                                                           under management. Data as of March 31,
                                                                                           2005.

                                                                                           CONSIDER THE INVESTMENT OBJECTIVES,
                                                                                           RISKS, AND CHARGES AND EXPENSES
                                                                                           CAREFULLY. FOR THIS AND OTHER
                                                                                           INFORMATION ABOUT AIM FUNDS, OBTAIN A
                                                                                           PROSPECTUS FROM YOUR FINANCIAL ADVISOR
                                                                                           AND READ IT CAREFULLY BEFORE INVESTING.



AIMinvestments.com                           HIM-AR-1                                      A I M Distributors, Inc.

                                            [YOUR GOALS. OUR SOLUTIONS.]
                                              --Registered Trademark--

Mutual  Retirement  Annuities  College  Separately  Offshore  Cash
Funds   Products               Savings  Managed     Products  Management
                               Plans    Accounts

                                                                                           [AIM INVESTMENTS LOGO APPEARS HERE]
                                                                                                 --Registered Trademark--

                                                        AIM TAX-EXEMPT CASH FUND
                                  Annual Report to Shareholders o March 31, 2005


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

AIM TAX-EXEMPT CASH FUND SEEKS TO EARN THE HIGHEST LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES THAT IS CONSISTENT WITH
THE PRESERVATION OF CAPITAL AND LIQUIDITY.

o Unless otherwise stated, information presented in this report is as of March 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          =======================================       The Fund provides a complete list of its
                                                              7-DAY       TAXABLE          holdings four times in each fiscal year,
o Investor Class shares are closed to                         YIELD      EQUIVALENT        at the quarter-ends. For the second and
most investors. For more information on                                 7-DAY YIELD*       fourth quarters, the lists appear in the
who may continue to invest in the                                                          Fund's semiannual and annual reports to
Investor Class shares, please see the        Class A Shares   1.29%        1.98%           shareholders. For the first and third
prospectus.                                                                                quarters, the Fund files the lists with
                                             Investor Class                                the Securities and Exchange Commission
ABOUT INDEXES USED IN THIS REPORT            Shares           1.39%        2.14%           (SEC) on Form N-Q. Shareholders can look
                                                                                           up the Fund's Forms N-Q on the SEC's Web
o The unmanaged Standard & Poor's            *Based on the highest personal income         site at sec.gov. Copies of the Fund's
Composite Index of 500 Stocks (the S&P       tax rate in effect on March 31, 2005          Forms N-Q may be reviewed and copied at
500--Registered Trademark-- Index) is an     (35%).                                        the SEC's Public Reference Room at 450
index of common stocks frequently used       =======================================       Fifth Street, N.W., Washington, D.C.
as a general measure of U.S. stock                                                         20549-0102. You can obtain information
market performance.                          =======================================       on the operation of the Public Reference
                                             PORTFOLIO COMPOSITION BY MATURITY             Room, including information about
o The Fund is not managed to track the       In days, as of 3/31/05                        duplicating fee charges, by calling
performance of any particular index,                                                       1-202-942-8090 or by electronic request
including the index defined in this          1-7                               77.7%       at the following e-mail address:
report, and consequently the performance                                                   publicinfo@sec.gov. The SEC file numbers
of the Fund many deviate significantly       8-30                               2.8        for the Fund are 811-7890 and 33-66242.
from the performance of the index.                                                         The Fund's most recent portfolio
                                             31-60                              1.3        holdings, as filed on Form N-Q, are also
OTHER INFORMATION                                                                          available at AIMinvestments.com.
                                             61-90                              3.8
Had the advisor and distributor not                                                        A description of the policies and
waived fees and/or reimbursed expenses       91-150                             6.1        procedures that the Fund uses to
for Class A shares, performance would                                                      determine how to vote proxies relating
have been lower.                             151-210                            4.5        to portfolio securities is available
                                                                                           without charge, upon request, from our
                                             211+                               3.8        Client Services department at
                                             =======================================       800-659-1005 or on the AIM Web site,
                                                                                           AIMinvestments.com. On the home page,
                                             The number of days to maturity of each        scroll down and click on the AIM Funds
                                             holding is determined in accordance with      Proxy Policy. The information is also
                                             the provisions of Rule 2a-7 under the         available on the SEC Web site, sec.gov.
                                             Investment Company Act of 1940.
                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30, 2004, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.

PERFORMANCE QUOTED IS PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE
RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. VISIT AIMINVESTMENTS.COM
FOR THE MOST RECENT MONTH-END PERFORMANCE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO
PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
MONEY BY INVESTING IN THE FUND.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM TAX-EXEMPT CASH FUND

                    DEAR FELLOW SHAREHOLDERS:

                    This is the annual report on the performance of AIM
                    Tax-Exempt Cash Fund for the fiscal year ended March 31,
                    2005. The table on the inside front cover shows the
                    seven-day yield for the fund's two share classes as of March
                    31, 2005. At the close of the fiscal year, the fund's
                    weighted average maturity stood at 33 days and its net
     [GRAHAM        assets totaled $64.1 million.
      PHOTO]
                    YOUR FUND

                    Despite increases in the federal funds target rate, the rate
 ROBERT H. GRAHAM   (2.75% as of fiscal year-end) remained low by historical
                    standards, which in turn held down yields on money market
                    funds. (The federal funds target rate is a benchmark
                    interest rate used by banks for overnight loans to one
                    another.) Nevertheless, AIM Tax-Exempt Cash Fund continued
                    to offer risk-averse investors safety of principal.
                    Management made no changes to strategy as a result of
   [WILLIAMSON      federal funds target rate increases.
      PHOTO]
                        Although the Fund is managed to generate income that is
                    exempt from federal income taxes, it may invest up to 20% of its assets in taxable income securities. During the fiscal year, the Fund invested in commercial paper, general market
MARK H. WILLIAMSON  notes and demand notes. It did not hold alternative minimum tax or non-tax-exempt securities.

                        In an effort to achieve the Fund's objectives, we
                    stressed the highest possible safety of principal while offering investors the opportunity to invest in securities that provide liquidity of assets. Additionally, we sought the highest possible yield consistent with safety of principal. Money market funds strive to preserve the value of an investment by maintaining a $1.00 per share net asset value. However, Fund shares are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other investment agency.

                    MARKET CONDITIONS

                    Economic activity continued to expand at a moderate pace throughout the fiscal year ended March 31, 2005, according to Beige Book economic commentaries published by the Federal Reserve (the Fed) that cover the period.

                        o Gross domestic product (GDP), generally considered the
                          broadest measure of economic activity, grew at an annualized rate of 4.4% during 2004 as a whole and 3.1% during the first quarter of 2005.

                        o The S&P 500 Index returned 6.69% during the fiscal
                          year.

                        o The Fed reported a moderate increase in consumer
                          spending, although auto sales were lackluster. Travel and tourism and most service industries reported improvements, and manufacturing activity also expanded. Housing and residential construction was robust, according to the March Beige Book.

                        In an effort to forestall the inflation that may
                    accompany robust economic growth, the Fed increased the federal funds target rate seven times in 0.25% increments during the fiscal year, bringing the rate to 2.75% on March 22, 2005. Despite the increases, the Fed said monetary policy remained accommodative.

                        These rate increases helped boost yields on short-term
                    investments such as money market funds. The impact of changes in the federal funds target rate is generally felt in money market funds approximately two weeks after the announcement of an increase or decrease, but the change in yields may not be equivalent to the change in the federal funds target rate.

                    IN CLOSING

                    Thank you for your continued participation in AIM Tax-Exempt Cash Fund. We are pleased to be able to provide a stable place for your investments in the midst of a volatile market environment. If you have any questions, please consult your financial advisor to help with your investment choices. As always, our Client Services department is ready to serve you. You may reach our representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                 /s/ MARK H. WILLIAMSON

                    Robert H. Graham                     Mark H. Williamson
                    Trustee, President & Vice Chair,     Chairman & President,
                    AIM Funds                            AIM Advisors, Inc.

                    May 20, 2005

                    The views and opinions expressed in this letter are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

AIM TAX-EXEMPT CASH FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        not the Fund's actual return. The
                                             to estimate the expenses that you paid        hypothetical account values and expenses
As a shareholder of the Fund, you incur      over the period. Simply divide your           may not be used to estimate the actual
ongoing costs, including management          account value by $1,000 (for example, an      ending account balance or expenses you
fees; distribution and/or service fees       $8,600 account value divided by $1,000 =      paid for the period. You may use this
(12b-1); and other Fund expenses. This       8.6), then multiply the result by the         information to compare the ongoing costs
example is intended to help you              number in the table under the heading         of investing in the Fund and other
understand your ongoing costs (in            entitled "Actual Expenses Paid During         funds. To do so, compare this 5%
dollars) of investing in the Fund and to     Period" to estimate the expenses you          hypothetical example with the 5%
compare these costs with ongoing costs       paid on your account during this period.      hypothetical examples that appear in the
of investing in other mutual funds. The                                                    shareholder reports of the other funds.
example is based on an investment of         HYPOTHETICAL EXAMPLE FOR COMPARISON
$1,000 invested at the beginning of the      PURPOSES                                          Please note that the expenses shown
period and held for the entire period                                                      in the table are meant to highlight your
October 1, 2004, through March 31, 2005.     The table below also provides                 ongoing costs only. Therefore, the
                                             information about hypothetical account        hypothetical information is useful in
ACTUAL EXPENSES                              values and hypothetical expenses based        comparing ongoing costs only, and will
                                             on the Fund's actual expense ratio and        not help you determine the relative
The table below provides information         an assumed rate of return of 5% per year      total costs of owning different funds.
about actual account values and actual       before expenses, which is
expenses. You may use the information in
this table,

====================================================================================================================================
                                                            ACTUAL                                        HYPOTHETICAL
                                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING ACCOUNT      ENDING ACCOUNT            EXPENSES                 ENDING ACCOUNT              EXPENSES
    SHARE                 VALUE                VALUE                PAID DURING                    VALUE                 PAID DURING
    CLASS              (10/01/04)           (3/31/05)(1)             PERIOD(2)                   (3/31/05)                PERIOD(2)
      A                $1,000.00             $1,004.80                 $4.35                     $1,020.59                 $4.38
  Investor             $1,000.00             $1,005.30                 $3.85                     $1,021.09                 $3.88

(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2004, to March 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.87% and 0.77% for Class A and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

====================================================================================================================================

                                                                                           [ARROW
                                                                                            BUTTON      For More Information Visit
                                                                                            IMAGE]          AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

March 31, 2005


                                                 RATINGS(a)     PAR       MARKET
                                                S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------
MUNICIPAL SECURITIES-99.23%

ALABAMA-16.92%

Birmingham (City of) Public Parks &
  Recreation Board (Children's Zoo Project);
  VRD Series 2002 RB (LOC-AmSouth Bank)
  2.40%, 05/01/07(b)(c)                         --    VMIG-1   $  775   $   775,000
-----------------------------------------------------------------------------------
Tuscaloosa (City of) Educational Building
  Authority (Stillman College Project);
  Refunding Capital Improvement VRD Series
  2002 A RB (LOC-AmSouth Bank)
  2.40%, 10/01/23(b)(c)                         --    VMIG-1   10,078    10,078,000
===================================================================================
                                                                         10,853,000
===================================================================================

ARIZONA-1.11%

Arizona (State of) Transportation Board
  (Maricopa County Regional Area Road
  Funding); Series 2002 RB
  5.00%, 12/15/05                               AA      Aa2       500       509,173
-----------------------------------------------------------------------------------
Phoenix (City of); Refunding Unlimited Tax
  Series 1993 A GO
  5.20%, 07/01/05                               AA+     Aa1       200       201,608
===================================================================================
                                                                            710,781
===================================================================================

COLORADO-2.00%

Arvada (City of); VRD Series 2001 RB
  2.05%, 11/01/20(d)(e)                        A-1+     --        800       800,000
-----------------------------------------------------------------------------------
Moffat (County of) (Colorado-Ute Electric
  Association); VRD Series 1984 PCR
  2.32%, 07/01/10(b)(d)                        A-1+   VMIG-1      485       485,000
===================================================================================
                                                                          1,285,000
===================================================================================

FLORIDA-2.38%

Florida (State of) Board of Regents
  (University of Florida); Housing Revenue
  Series 2000 RB
  7.00%, 07/01/05(d)                            AAA     Aaa       520       527,013
-----------------------------------------------------------------------------------
Seminole (County of) Industrial Development
  Authority (Florida Living Nursing); Health
  Facilities Multi-Modal VRD Series 1991 IDR
  (LOC-Bank of America, N.A.) 2.48%,
  02/01/11(b)(c)                                --    VMIG-1    1,000     1,000,000
===================================================================================
                                                                          1,527,013
===================================================================================

IDAHO-0.42%

Idaho (State of) Board Bank Authority; Series
  2004 A RB
  2.50%, 09/01/05(d)                            --      Aaa       270       270,623
===================================================================================

                                                 RATINGS(a)     PAR       MARKET
                                                S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------

ILLINOIS-1.97%

Chicago (City of) Metropolitan Water
  Reclamation District-Greater Chicago;
  Capital Improvement Unlimited Tax Series
  1995 GO
  6.30%, 12/01/05(f)(g)                         AAA     Aaa       380       389,953
-----------------------------------------------------------------------------------

ILLINOIS-(CONTINUED)

Kane Cook & Du Page (Counties of) School
  District No. 46 (Elgin); Refunding
  Unlimited Tax Series 2005 GO
  3.00%, 01/01/06(d)                            --      Aaa    $  865   $   870,125
===================================================================================
                                                                          1,260,078
===================================================================================

IOWA-3.78%

Algona (City of) Industrial Development
  Authority (George A. Hormel & Co. Project);
  VRD Series 1985 IDR (LOC-U.S. Bank N.A.)
  2.45%, 05/01/05(b)(c)                         --      P-1       200       200,000
-----------------------------------------------------------------------------------
Iowa (State of) Finance Authority (YMCA
  Project); Economic Development VRD Series
  2000 RB
  (LOC-Wells Fargo Bank N.A.) 2.38%,
  06/01/10(b)(c)(h)                             --      --      1,920     1,920,000
-----------------------------------------------------------------------------------
Iowa (State of) School Corps.; School Cash
  Anticipation Program Series 2005 B RB
  3.50%, 01/27/06(d)                            --     MIG-1      300       302,950
===================================================================================
                                                                          2,422,950
===================================================================================

KANSAS-0.79%

Leawood (City of); Unlimited Tax Temporary
  Notes Series 2004-2 GO
  3.00%, 10/01/05                               --     MIG-1      500       503,266
===================================================================================

KENTUCKY-4.11%

Kentucky (State of) Area Developing Districts
  Financing Trust (Weekly Acquisition-Ewing);
  Lease Program VRD Series 2000 RB
  (LOC-Wachovia Bank, N.A.) 2.39%,
  06/01/33(b)(c)                                A-1     --      2,635     2,635,000
===================================================================================

MARYLAND-6.30%

Baltimore (County of) (Blue Circle Inc.
  Project); Economic Development VRD Series
  1992 RB (LOC-Danske Bank A.S.)
  2.40%, 12/01/17(b)(c)                         --    VMIG-1    2,900     2,900,000
-----------------------------------------------------------------------------------
Howard (County of) (Owen Brown Joint
  Venture); Refunding VRD Series 1990 RB
  (LOC-Bank of America, N.A.) 2.10%,
  05/01/11(c)(e)                                --      P-1       400       400,000
-----------------------------------------------------------------------------------


                                                 RATINGS(a)     PAR       MARKET
                                                S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------
MARYLAND-(CONTINUED)

Hyattsville (City of) Industrial Development
  Authority (Safeway Inc. Projects);
  Refunding VRD Series 1991 IDR (LOC-Deutsche
  Bank A.G.) 2.15%, 06/01/05(c)(f)(i)           A-1     --        740       740,000
===================================================================================
                                                                          4,040,000
===================================================================================

MICHIGAN-0.32%

Big Rapids (City of) Public School District;
  Unlimited Tax Series 1995 GO
  5.63%, 05/01/05(f)(g)                         AAA     Aaa       200       202,702
===================================================================================

MISSISSIPPI-4.52%

Mississippi (State of) Business Finance Corp.
  (Mississippi College Project); VRD Series
  2003 RB (LOC-AmSouth Bank)
  2.40%, 07/01/23 (Acquired 09/29/03; Cost
  $2,900,000)(b)(c)(j)                          --    VMIG-1   $2,900   $ 2,900,000
===================================================================================

MONTANA-1.11%

Great Falls (City of) Industrial Development
  Authority (Safeway Inc. Projects);
  Refunding VRD Series 1991 IDR (LOC-Deutsche
  Bank A.G.)
  2.15%, 06/01/05(c)(f)(i)                     A-1+     --        710       710,000
===================================================================================

NEW MEXICO-8.34%

New Mexico (State of) Hospital Equipment Loan
  Council (Dialysis Clinic Inc. Project); VRD
  Series 2000 RB (LOC-SunTrust Bank)
  2.35%, 07/01/25(b)(c)                         --    VIMG-1    5,000     5,000,000
-----------------------------------------------------------------------------------
Silver City (City of); VRD Series 1995 A RB
  (LOC-ABN AMRO Bank N.V.)
  2.35%, 11/15/10(b)(c)                         --      P-1       350       350,000
===================================================================================
                                                                          5,350,000
===================================================================================

NEW YORK-0.39%

New York (State of) Dormitory Authority (St.
  Francis Hospital); Series 1999 A RB
  4.63%, 07/01/05(d)                            AAA     Aaa       250       251,351
===================================================================================

NORTH CAROLINA-3.90%

Carteret (County of) Industrial Facilities &
  Pollution Control Financing Authority
  (TexasGulf Inc. Project); VRD Series 1985
  PCR (LOC-BNP Paribas) 2.40%,
  10/01/05(b)(c)(h)                             --      --      2,100     2,100,000
-----------------------------------------------------------------------------------

                                                 RATINGS(a)     PAR       MARKET
                                                S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------
NORTH CAROLINA-(CONTINUED)

Charlotte (City of); Tax-Exempt Commercial
  Paper Series 2005 GO
  BAN
  2.02%, 06/15/05                              A-1+     --        400       400,000
===================================================================================
                                                                          2,500,000
===================================================================================

NORTH DAKOTA-5.61%

Fargo (City of) (Cass Oil Co. Project);
  Commercial Development VRD Series 1984 RB
  (LOC-U.S. Bank N.A.)
  2.45%, 12/01/14(b)(c)                        A-1+     --      3,600     3,600,000
===================================================================================

OHIO-1.47%

Ohio (State of); Unlimited Tax Series 1995 GO
  6.00%, 08/01/05(f)(g)                         --      AAA       550       567,966
-----------------------------------------------------------------------------------
Youngstown (City of) Local School District
  (Classroom Facilities & School
  Improvement); Unlimited Tax Series 2005 GO
  3.00%, 12/01/05(d)                            AAA     Aaa       375       376,987
===================================================================================
                                                                            944,953
===================================================================================

OKLAHOMA-5.61%

Muskogee (City of) Industrial Trust (Muskogee
  Mall Ltd. Special Project); VRD Series 1985
  IDR (LOC-Bank of America, N.A.)
  2.50%, 12/01/15(b)(c)                         --    VMIG-1   $3,600   $ 3,600,000
===================================================================================

OREGON-2.10%

Beaverton (City of); Refunding Water Series
  2004 B RB
  3.00%, 06/01/05(d)                            AAA     Aaa       535       536,266
-----------------------------------------------------------------------------------
Oregon (State of); Series 2004 A TAN 3.00%,
  06/30/05                                     SP-1+   MIG-1      710       712,138
-----------------------------------------------------------------------------------
Salem (City of); Refunding Unlimited Tax
  Series 2004 GO
  2.00%, 05/01/05(d)                            AAA     Aaa       100       100,035
===================================================================================
                                                                          1,348,439
===================================================================================

PENNSYLVANIA-4.05%

Allegheny (County of) Industrial Development
  Authority (Carnegie Museums of Pittsburgh);
  VRD Series 2002 IDR (LOC-Royal Bank of
  Scotland)
  2.40%, 08/01/32(b)(c)                         --    VMIG-1    1,000     1,000,000
-----------------------------------------------------------------------------------
Franklin (County of) Industrial Development
  Authority (Chambersburg Hospital
  Obligation); Health Care VRD Series 2000
  IDR
  2.38%, 12/01/24(b)(d)                         A-1     --      1,600     1,600,000
===================================================================================
                                                                          2,600,000
===================================================================================


                                                 RATINGS(a)     PAR       MARKET
                                                S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------

TENNESSEE-2.26%

Hawkins (County of) Industrial Development
  Board (Leggett & Platt Inc.); Refunding VRD
  Series 1998 B IDR (LOC-Wachovia Bank, N.A.)
  2.44%, 10/01/27(b)(c)(h)                      --      --      1,450     1,450,000
===================================================================================

TEXAS-9.46%

Amarillo (City of) Health Facilities Corp.
  (Panhandle Pooled Health Care); VRD Series
  1985 RB (LOC-BNP Paribas)
  2.42%, 05/31/25(b)(c)                         --    VMIG-1    3,894     3,894,000
-----------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Authority (Texas Children's
  Hospital Project); Hospital Series 1999 A
  RB
  4.50%, 10/01/05                               AA      Aa2       400       404,540
-----------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Authority (Texas Children's
  Hospital Project); Refunding Hospital
  Series 1995 RB
  6.00%, 10/01/05(g)(k)                         AAA     Aaa       500       509,530
-----------------------------------------------------------------------------------
Odessa (City of); Refunding Water & Sewer
  Revenue Series 2001 RB
  5.00%, 04/01/05(d)                            AAA     Aaa       200       200,000
-----------------------------------------------------------------------------------
Socorro (City of) Independent School
  District; Unlimited Tax Series 2004 GO
  (CEP-Texas Permanent School Fund)
  3.00%, 08/15/05                               AAA     --        385       386,914
-----------------------------------------------------------------------------------
Texas (State of); Series 2004 TRAN 3.00%,
  08/31/05                                     SP-1+   MIG-1      670       673,842
===================================================================================
                                                                          6,068,826
===================================================================================

VERMONT-2.74%

Vermont (State of) Industrial Development
  Authority (Central Vermont Public Service
  Corp.); Hydroelectric VRD Series 1984 IDR
  (LOC-Royal Bank of Scotland)
  2.05%, 12/01/13(c)(e)                        A-1+     --     $1,755   $ 1,755,000
===================================================================================

                                                 RATINGS(a)     PAR       MARKET
                                                S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------


VIRGINIA-1.72%

Staunton (City of) Industrial Development
  Authority; Tax-Exempt Commercial Paper
  Series 2005 A (LOC-Bank of America, N.A.)
  1.98%, 04/04/05(c)                            --    VMIG-1    1,100     1,100,000
===================================================================================

WASHINGTON-3.43%

Seattle (Port of) Industrial Development
  Corp. (Sysco Food Services Project);
  Refunding VRD Series 1994 IDR
  2.32%, 11/01/25(b)                           A-1+   VMIG-1      972       972,000
-----------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project No. 2); Refunding
  Series 1993 B RB
  5.40%, 07/01/05                               AA-     Aaa       365       367,988
-----------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project No. 3); Refunding
  Series 1993 C RB
  5.00%, 07/01/05(d)                            AAA     Aaa       850       856,223
===================================================================================
                                                                          2,196,211
===================================================================================

WISCONSIN-2.42%

Monona Grove School District; Refunding
  Unlimited Tax Series 2005 GO
  3.00%, 05/01/05(d)                            --      Aaa    $  555   $   555,499
-----------------------------------------------------------------------------------
Racine (City of) Unified School District;
  Promissory Notes Unlimited Tax Series 2004
  GO
  2.50%, 04/01/05(d)                            --      Aaa       490       490,000
-----------------------------------------------------------------------------------
Wisconsin (State of) School Districts Cash
  Flow Management Program; Tax 2004 A-3 COP
  3.00%, 09/20/05(h)                            --      --        500       503,057
===================================================================================
                                                                          1,548,556
===================================================================================
TOTAL INVESTMENTS-99.23% (Cost $63,633,749)(l)                           63,633,749
===================================================================================
OTHER ASSETS LESS LIABILITIES-0.77%                                         495,106
===================================================================================
NET ASSETS-100.00%                                                      $64,128,855
___________________________________________________________________________________
===================================================================================

Investment Abbreviations:

BAN   - Bond Anticipation Notes
CEP   - Credit Enhancement Provider
COP   - Certificate of Participation
GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
LOC   - Letter of Credit
PCR   - Pollution Control Revenue Bonds
RB    - Revenue Bonds
TAN   - Tax Anticipation Notes
TRAN  - Tax and Revenue Anticipation Notes
VRD   - Variable Rate Demand

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), except as indicated in note (h) below. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.
(b) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined weekly. Rate shown is the rate in effect on March 31, 2005.
(c) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(d) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(e) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined monthly. Rate shown is the rate in effect on March 31, 2005.
(f) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(h) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines for the determination of quality adopted by the Board of Trustees and followed by the investment advisor.
(i) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined semi-annually. Rate shown is the rate in effect on March 31, 2005.
(j) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at March 31, 2005 represented 4.52% of the Fund's Net Assets. This security is not considered to be illiquid.
(k)  Secured by an escrow fund of U.S. Treasury obligations.
(l)  Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2005

ASSETS:

Investments, at market value (cost
  $63,633,749)                                  $63,633,749
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  301,921
-----------------------------------------------------------
  Interest                                          258,631
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               53,480
-----------------------------------------------------------
Other assets                                         28,331
===========================================================
    Total assets                                 64,276,112
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             33,333
-----------------------------------------------------------
  Dividends                                           7,970
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                            58,799
-----------------------------------------------------------
Accrued distribution fees                             4,185
-----------------------------------------------------------
Accrued trustees' fees                                2,720
-----------------------------------------------------------
Accrued transfer agent fees                           6,535
-----------------------------------------------------------
Accrued operating expenses                           33,715
===========================================================
    Total liabilities                               147,257
===========================================================
Net assets applicable to shares outstanding     $64,128,855
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $64,107,323
-----------------------------------------------------------
Undistributed net investment income                  21,532
===========================================================
                                                $64,128,855
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $46,913,581
___________________________________________________________
===========================================================
Investor Class                                  $17,215,274
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          46,906,344
___________________________________________________________
===========================================================
Investor Class                                   17,240,135
___________________________________________________________
===========================================================
Net asset value, offering and redemption price
  per share for each class                      $      1.00
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2005

INVESTMENT INCOME:

Interest                                                      $1,137,673
========================================================================

EXPENSES:

Advisory fees                                                    269,311
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                     4,436
------------------------------------------------------------------------
Distribution fees -- Class A                                     144,890
------------------------------------------------------------------------
Transfer agent fees                                               85,526
------------------------------------------------------------------------
Trustees' fees and retirement benefits                            14,481
------------------------------------------------------------------------
Registration and filing fees                                      61,569
------------------------------------------------------------------------
Professional services fees                                        43,264
------------------------------------------------------------------------
Other                                                             50,325
========================================================================
    Total expenses                                               723,802
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                   (125,667)
========================================================================
    Net expenses                                                 598,135
========================================================================
Net investment income                                            539,538
========================================================================
Net increase in net assets resulting from operations          $  539,538
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2005 and 2004

                                                                  2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    539,538    $   349,335
=========================================================================================
    Net increase in net assets resulting from operations           539,538        349,335
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (387,706)      (306,807)
-----------------------------------------------------------------------------------------
  Investor Class                                                  (151,832)       (42,557)
=========================================================================================
    Decrease in net assets resulting from distributions           (539,538)      (349,364)
=========================================================================================
Share transactions-net:
  Class A                                                      (28,633,291)     9,205,234
-----------------------------------------------------------------------------------------
  Investor Class                                                (2,953,498)    20,168,381
=========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (31,586,789)    29,373,615
=========================================================================================
    Net increase (decrease) in net assets                      (31,586,789)    29,373,586
=========================================================================================

NET ASSETS:

  Beginning of year                                             95,715,644     66,342,058
=========================================================================================
  End of year (including undistributed net investment income
    of $21,532 and $21,532, respectively)                     $ 64,128,855    $95,715,644
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Cash Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio or class are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to earn the highest level of current income exempt from federal income taxes that is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.35% of the Fund's average daily net assets. AIM contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A and Investor Class shares to 0.77% and 0.67% of average daily net assets, respectively, through November 2, 2004. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    For the year ended March 31, 2005, AIM waived fees of $21,780.

    For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $15,963 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $85,526.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. ADI has contractually agreed to waive 0.15% of the Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended March 31, 2005, the Class A shares paid $57,956 after ADI waived Plan fees of $86,934.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $990.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended March 31, 2005, the Fund paid legal fees of $3,787 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended March 31, 2005.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 was as follows:

                                                                2005        2004
----------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary income -- tax exempt                                 $539,538    $349,364
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                                 2005
-------------------------------------------------------------------------
Undistributed ordinary income -- tax exempt                   $    68,441
-------------------------------------------------------------------------
Temporary book/tax differences                                    (46,909)
-------------------------------------------------------------------------
Shares of beneficial interest                                  64,107,323
=========================================================================
Total net assets                                              $64,128,855
_________________________________________________________________________
=========================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund has no capital loss carryforward as of March 31, 2005.

NOTE 7--SHARE INFORMATION

The Fund currently offers two different classes of shares: Class A shares and Investor Class shares. Class A shares and Investor Class shares are sold at net asset value.


                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                         2005                            2004
                                                              ---------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      59,160,740    $ 59,160,740     113,505,979    $ 113,505,979
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            12,777,660      12,777,660      17,037,545       17,037,545
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         341,924         341,924         238,643          238,643
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               146,193         146,193          40,055           40,055
==========================================================================================================================
Issued in connection with acquisitions:(c)
  Investor Class                                                       --              --      22,988,184       22,962,932
==========================================================================================================================
Reacquired:
  Class A                                                     (88,135,955)    (88,135,955)   (104,539,388)    (104,539,388)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (15,877,351)    (15,877,351)    (19,872,151)     (19,872,151)
==========================================================================================================================
                                                              (31,586,789)   $(31,586,789)     29,398,867    $  29,373,615
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two individuals that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 17% of the outstanding shares of the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Investor Class shares commenced sales on September 30, 2003.
(c) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Tax-Free Money Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Tax-Free Money Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 22,988,184 shares of the Fund for 22,988,184 shares of INVESCO Tax-Free Money Fund outstanding as of the close of business on October 31, 2003. INVESCO Tax-Free Money Fund's net assets at that date of $22,962,932, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $82,488,165.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------
                                                               2005          2004       2003       2002       2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
--------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.01         0.004       0.01       0.02       0.04
--------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                       (0.01)       (0.004)     (0.01)     (0.02)     (0.04)
====================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                  0.72%         0.41%      0.77%      1.84%      3.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $46,914       $75,547    $66,342    $54,996    $63,480
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.80%(b)      0.76%      0.79%      0.79%      0.76%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.00%(b)      0.91%      0.94%      0.94%      0.91%
====================================================================================================================
Ratio of net investment income to average net assets             0.68%(b)      0.40%      0.76%      1.85%      3.68%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $57,955,960.

                                                                      INVESTOR CLASS
                                                              ------------------------------
                                                                               SEPTEMBER 30,
                                                                                   2003
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                              MARCH 31,          MARCH 31,
                                                                 2005              2004
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  1.00            $  1.00
--------------------------------------------------------------------------------------------
Net investment income                                             0.01              0.002
--------------------------------------------------------------------------------------------
Less dividends from net investment income                        (0.01)            (0.002)
============================================================================================
Net asset value, end of period                                 $  1.00            $  1.00
____________________________________________________________________________________________
============================================================================================
Total return(a)                                                   0.82%              0.23%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $17,215            $20,169
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                           0.70%(b)(c)        0.67%(d)
____________________________________________________________________________________________
============================================================================================
Ratio of net investment income to average net assets              0.78%(b)(c)        0.49%(d)
____________________________________________________________________________________________
============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $18,989,902.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 0.75%.
(d)  Annualized.

NOTE 9 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 23, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2006. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the Audit Committee to audit AIM Funds with March 31 fiscal year ends. The Fund is in the process of obtaining a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to the matter in connection with its report.

NOTE 10 -- LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.

  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


REGULATORY INQUIRIES AND PENDING LITIGATION

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee

Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Tax-Exempt Cash Fund and the Board of Trustees of AIM Tax-Exempt Funds:



We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Cash Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
May 18, 2005

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of March 31, 2005



The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

 Robert H. Graham(1) -- 1946       1993           Director and Chairman, A I M Management    None
 Trustee, Vice Chair and                          Group Inc. (financial services holding
 President                                        company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

 Mark H. Williamson(2) -- 1951     2003           Director, President and Chief Executive    None
 Trustee and Executive Vice                       Officer, A I M Management Group Inc.;
 President                                        Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett(3) -- 1944      1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
 Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936              2003           Retired                                    None
 Trustee
-------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939           2001           Retired                                    Badgley Funds, Inc. (registered
 Trustee                                                                                     investment company)
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

 James T. Bunch -- 1942            2003           Co-President and Founder, Green, Manning   None
 Trustee                                          & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

 Albert R. Dowden -- 1941          2000           Director of a number of public and         None
 Trustee                                          private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company); Annuity and Life Re
                                                  (Holdings), Ltd. (insurance company);
                                                  and CompuDyne Corporation (provider of
                                                  products and services to the public
                                                  security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

 Edward K. Dunn, Jr. -- 1935       1998           Retired                                    None
 Trustee
                                                  Formerly: Chairman, Mercantile Mortgage
                                                  Corp.; President and Chief Operating
                                                  Officer, Mercantile-Safe Deposit & Trust
                                                  Co.; and President, Mercantile
                                                  Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------

 Jack M. Fields -- 1952            1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
 Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

 Carl Frischling -- 1937           1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
 Trustee                                          Naftalis and Frankel LLP                   investment company)
-------------------------------------------------------------------------------------------------------------------------------

 Gerald J. Lewis -- 1933           2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
 Trustee                                          (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

 Prema Mathai-Davis -- 1950        1998           Formerly: Chief Executive Officer, YWCA    None
 Trustee                                          of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of March 31, 2005



The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

 Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper      None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------------

 Ruth H. Quigley -- 1935           2001               Retired                                    None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------------

 Larry Soll -- 1942                2003               Retired                                    None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley(4) -- 1959       2004               Senior Vice President, A I M Management    N/A
 Senior Vice President and Chief                      Group Inc.; Senior Vice President and
 Compliance Officer                                   Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and Vice President,
                                                      A I M Distributors, Inc., AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds and Chief
                                                      Compliance Officer, A I M Distributors,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk(5) -- 1958        2005               Formerly: Director of Compliance and       N/A
 Senior Vice President                                Assistant General Counsel, ICON
                                                      Advisers, Inc.; Financial Consultant,
                                                      Merrill Lynch; General Counsel and
                                                      Director of Compliance, ALPS Mutual
                                                      Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956           2003               Director, Senior Vice President,           N/A
 Senior Vice President,                               Secretary and General Counsel, A I M
 Secretary and Chief Legal                            Management Group Inc. and A I M
 Officer                                              Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Senior Vice President,
                                                      A I M Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC; and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income      N/A
 Vice President                                       Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 Stuart W. Coco -- 1955            1993               Managing Director and Director of Money    N/A
 Vice President                                       Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M   N/A
 Vice President and Treasurer                         Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 J. Philip Ferguson(6) -- 1945     2005               Senior Vice President and Chief            N/A
 Vice President                                       Investment Officer, A I M Advisors Inc.;
                                                      Director, Chairman, Chief Executive
                                                      Officer, President and Chief Investment
                                                      Officer, A I M Capital Management, Inc.;
                                                      Executive Vice President, A I M
                                                      Management Group Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Private Asset Management, Inc.; Chief
                                                      Equity Officer, and Senior Investment
                                                      Officer, A I M Capital Management, Inc.;
                                                      and Managing Partner, Beutel, Goodman
                                                      Capital Management
-----------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960         1993               Director of Cash Management, Managing      N/A
 Vice President                                       Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Ernst & Young LLP
Suite 100                     11 Greenway Plaza        Inc.                     5 Houston Center
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1401 McKinney, Suite
                              Houston, TX 77046-1173   Suite 100                1200
                                                       Houston, TX 77046-1173   Houston, TX 77010-4035

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           The Bank of New York
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           2 Hanson Place
1735 Market Street            & Frankel LLP            P.O. Box 4739            Brooklyn, NY 11217-1431
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 2005.

AIM Tax-Exempt Cash Fund paid ordinary dividends in the amount of $0.0072 per Class A share and $0.0082 per Investor Class share during its tax year ended March 31, 2005. Of this amount, 100.00% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the Statement of Tax-Exempt Income.

         DOMESTIC EQUITY                                 SECTOR EQUITY                     (1) The following name changes became
                                                                                           effective October 15, 2004: INVESCO
AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund(1)         Advantage Health Sciences Fund to AIM
AIM Basic Balanced Fund*                     AIM Energy Fund(1)                            Advantage Health Sciences Fund, INVESCO
AIM Basic Value Fund                         AIM Financial Services Fund(1)                Dynamics Fund to AIM Dynamics Fund,
AIM Blue Chip Fund                           AIM Global Health Care Fund                   INVESCO Energy Fund to AIM Energy Fund,
AIM Capital Development Fund                 AIM Global Real Estate Fund                   INVESCO Financial Services Fund to AIM
AIM Charter Fund                             AIM Gold & Precious Metals Fund(1)            Financial Services Fund, INVESCO Gold &
AIM Constellation Fund                       AIM Leisure Fund(1)                           Precious Metals Fund to AIM Gold &
AIM Diversified Dividend Fund                AIM Multi-Sector Fund(1)                      Precious Metals Fund, INVESCO
AIM Dynamics Fund(1)                         AIM Real Estate Fund(7)                       International Core Equity Fund to AIM
AIM Large Cap Basic Value Fund               AIM Technology Fund(1)                        International Core Equity Fund, INVESCO
AIM Large Cap Growth Fund                    AIM Utilities Fund(1)                         Leisure Fund to AIM Leisure Fund,
AIM Mid Cap Basic Value Fund                                                               INVESCO Mid-Cap Growth Fund to AIM Mid
AIM Mid Cap Core Equity Fund(2)                                                            Cap Stock Fund, INVESCO Multi-Sector
AIM Mid Cap Growth Fund                                   FIXED INCOME                     Fund to AIM Multi-Sector Fund, INVESCO
AIM Opportunities I Fund                                                                   S&P 500 Index Fund to AIM S&P 500 Index
AIM Opportunities II Fund                    TAXABLE                                       Fund, INVESCO Small Company Growth Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund                        to AIM Small Company Growth Fund,
AIM Premier Equity Fund                      AIM High Yield Fund                           INVESCO Technology Fund to AIM
AIM S&P 500 Index Fund(1)                    AIM Income Fund                               Technology Fund, INVESCO U.S. Government
AIM Select Equity Fund                       AIM Intermediate Government Fund              Money Fund to Premier U.S. Government
AIM Small Cap Equity Fund(3)                 AIM Limited Maturity Treasury Fund            Money Portfolio, INVESCO Utilities Fund
AIM Small Cap Growth Fund(4)                 AIM Money Market Fund                         to AIM Utilities Fund. (2) As of end of
AIM Small Company Growth Fund(1)             AIM Short Term Bond Fund                      business on February 27, 2004, AIM Mid
AIM Trimark Endeavor Fund                    AIM Total Return Bond Fund                    Cap Core Equity Fund has limited public
AIM Trimark Small Companies Fund             Premier Portfolio                             sales of its shares to certain
AIM Weingarten Fund                          Premier U.S. Government Money Portfolio(1)    investors. For more information on who
                                                                                           may continue to invest in the Fund,
*Domestic equity and income fund                                                           please contact your financial advisor.
                                                                                           (3) Effective December 13, 2004, AIM
     INTERNATIONAL/GLOBAL EQUITY             TAX-FREE                                      Small Cap Equity Fund is open to all
                                             AIM High Income Municipal Fund                investors. (4) As of end of business on
AIM Asia Pacific Growth Fund                 AIM Municipal Bond Fund                       March 18, 2002, AIM Small Cap Growth
AIM Developing Markets Fund                  AIM Tax-Exempt Cash Fund                      Fund has limited public sales of its
AIM European Growth Fund                     AIM Tax-Free Intermediate Fund                shares to certain investors. For more
AIM European Small Company Fund(5)           Premier Tax-Exempt Portfolio                  information on who may continue to
AIM Global Aggressive Growth Fund                                                          invest in the Fund, please contact your
AIM Global Equity Fund                            AIM ALLOCATION SOLUTIONS                 financial advisor. (5) As of end of
AIM Global Growth Fund                                                                     business on March 28, 2005, AIM European
AIM Global Value Fund                        AIM Conservative Allocation Fund              Small Company Fund has limited public
AIM International Core Equity Fund(1)        AIM Growth Allocation Fund(8)                 sales of its shares to certain
AIM International Growth Fund                AIM Moderate Allocation Fund                  investors. For more information on who
AIM International Small Company Fund(6)      AIM Moderate Growth Allocation Fund           may continue to invest in the Fund,
AIM Trimark Fund                             AIM Moderately Conservative Allocation Fund   please contact your financial advisor.
                                                                                           (6) Effective December 30, 2004, AIM
                                                                                           International Emerging Growth Fund was
                                                                                           renamed AIM International Small Company
                                                                                           Fund. As of end of business on March 14,
                                                                                           2005, the Fund has limited public sales
                                                                                           of its shares to certain investors. For
                                                                                           more information on who may continue to
                                                                                           invest in the Fund, please contact your
                                                                                           financial advisor. (7) As of end of
                                                                                           business on April 29, 2005, AIM Real
                                                                                           Estate Fund has limited public sales of
                                                                                           its shares to certain investors. For
                                                                                           more information on who may continue to
                                                                                           invest in the Fund, please contact your
                                                                                           financial advisor. (8) Effective April
                                                                                           29, 2005, AIM Aggressive Allocation Fund
                                                                                           was renamed AIM Growth Allocation Fund.

                                                                                               If used after July 20, 2005, this
                                                                                           report must be accompanied by a Fund
                                                                                           Performance & Commentary or by an AIM
                                                                                           Quarterly Performance Review for the
                                                                                           most recent quarter-end. Mutual funds
                                                                                           distributed by A I M Distributors, Inc.

                                                                                           A I M Management Group Inc. has provided
                                                                                           leadership in the investment management
                                                                                           industry since 1976 and manages $131
                                                                                           billion in assets. AIM is a subsidiary
                                                                                           of AMVESCAP PLC, one of the world's
                                                                                           largest independent financial services
                                                                                           companies with $375 billion in assets
                                                                                           under management. Data as of March 31,
                                                                                           2005.

                                                                                           CONSIDER THE INVESTMENT OBJECTIVES,
                                                                                           RISKS, AND CHARGES AND EXPENSES
                                                                                           CAREFULLY. FOR THIS AND OTHER
                                                                                           INFORMATION ABOUT AIM FUNDS, OBTAIN A
                                                                                           PROSPECTUS FROM YOUR FINANCIAL ADVISOR
                                                                                           AND READ IT CAREFULLY BEFORE INVESTING.



AIMinvestments.com                           TEC-AR-1                                      A I M Distributors, Inc.

                                             [YOUR GOALS. OUR SOLUTIONS.]
                                               --Registered Trademark--

Mutual  Retirement  Annuities  College  Separately  Offshore  Cash
Funds   Products               Savings  Managed     Products  Management
                               Plans    Accounts

                                                                                           [AIM INVESTMENTS LOGO APPEARS HERE]
                                                                                                  --Registered Trademark--

                                                  AIM TAX-FREE INTERMEDIATE FUND
                                  Annual Report to Shareholders o March 31, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

AIM TAX-FREE INTERMEDIATE FUND SEEKS TO GENERATE AS HIGH A LEVEL OF TAX-EXEMPT INCOME AS IS CONSISTENT WITH PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of March 31, 2005, and is based on total net assets.


ABOUT SHARE CLASSES                          OTHER INFORMATION                             The Fund provides a complete list of its
                                                                                           holdings four times in each fiscal year,
o Class A shares were closed to new          o The average credit quality of the           at the quarter-ends. For the second and
investors October 30, 2002.                  Fund's holdings as of the close of the        fourth quarters, the lists appear in the
                                             reporting period represents the weighted      Fund's semiannual and annual reports to
PRINCIPAL RISKS OF INVESTING IN THE FUND     average quality rating of the securities      shareholders. For the first and third
                                             in the portfolio as assigned by               quarters, the Fund files the lists with
o U.S. Treasury securities such as           Nationally Recognized Statistical Rating      the Securities and Exchange Commission
bills, notes and bonds offer a high          Organizations based on assessment of the      (SEC) on Form N-Q. Shareholders can look
degree of safety, and they guarantee the     credit quality of the individual              up the Fund's Forms N-Q on the SEC's
payment of principal and any applicable      securities.                                   Web site at sec.gov. Copies of the
interest if held to maturity. Fund                                                         Fund's Forms N-Q may be reviewed and
shares are not insured, and their value      o Revenue bonds are issued to finance         copied at the SEC's Public Reference
and yield will vary with market              public-works projects and are supported       Room at 450 Fifth Street, N.W.,
conditions.                                  directly by the project's revenues.           Washington, D.C. 20549-0102. You can
                                             General obligation (GO) bonds are backed      obtain information on the operation of
ABOUT INDEXES USED IN THIS REPORT            by the full faith and credit (including       the Public Reference Room, including
                                             the taxing and further borrowing power)       information about duplicating fee
o The unmanaged Lehman Municipal Bond        of a state or municipality. Revenue           charges, by calling 1-202-942-8090 or by
Index, which represents the performance      bonds often are considered more               electronic request at the following
of investment-grade municipal bonds, is      attractive, since many public-works           E-mail address: publicinfo@sec.gov. The
compiled by Lehman Brothers, a global        projects (water and sewer improvements,       SEC file numbers for the Fund are
investment bank.                             for example) are necessities, and demand      811-7890 and 33-66242. The Fund's most
                                             for them remains constant regardless of       recent portfolio holdings, as filed on
o The Merrill Lynch 3-7 Year Municipal       economic conditions. Shareholders may         Form N-Q, are also available at
Index is a domestic bond index that          benefit from their consistent income in       AIMinvestments.com.
holds investment-grade municipal bonds       the event of an economic slowdown.
with maturities that range between 3 and     Escrowed and pre-refunded bonds are           A description of the policies and
7 years.                                     bonds whose repayment is guaranteed by        procedures that the Fund uses to
                                             the funds from a second bond issue,           determine how to vote proxies relating
o The unmanaged Lipper Intermediate          which are usually invested in U.S.            to portfolio securities is available
Muni-Debt Fund Index represents an           Treasury bonds.                               without charge, upon request, from our
average of the 30 largest                                                                  Client Services department at
intermediate-term municipal-bond funds       o The returns shown in management's           800-959-4246 or on the AIM Web site,
tracked by Lipper, Inc., an independent      discussion of Fund performance are based      AIMinvestments.com. On the home page,
mutual fund performance monitor.             on net asset values calculated for            scroll down and click on AIM Funds Proxy
                                             shareholder transactions. Generally           Policy. The information is also
o The Fund is not managed to track the       accepted accounting principles require        available on the SEC Web site, sec.gov.
performance of any particular index,         adjustments to be made to the net assets
including the indexes defined here, and      of the Fund at period end for financial       Information regarding how the Fund voted
consequently, the performance of the         reporting purposes, and as such, the net      proxies related to its portfolio
Fund may deviate significantly from the      asset values for shareholder                  securities during the 12 months ended
performance of the indexes.                  transactions and the returns based on         June 30, 2004, is available at our Web
                                             those net asset values may differ from        site. Go to AIMinvestments.com, access
o A direct investment cannot be made in      the net asset values and returns              the About Us tab, click on Required
an index. Unless otherwise indicated,        reported in the Financial Highlights.         Notices and then click on Proxy Voting
index results include reinvested                                                           Activity. Next, select the Fund from the
dividends, and they do not reflect sales                                                   drop-down menu. The information is also
charges. Performance of an index of                                                        available on the SEC Web site, sec.gov.
funds reflects fund expenses;
performance of a market index does not.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM TAX-FREE INTERMEDIATE FUND


                    DEAR FELLOW SHAREHOLDERS:

                    The fiscal year covered by this report saw both equities and bonds* produce positive total returns, but it wasn't a very
     [GRAHAM        smooth ride. Markets were at their best during the second
      PHOTO]        half of 2004--bonds during the third quarter of that year
                    and equities during the fourth. Returns turned negative for both asset classes during the first quarter of 2005.

                        The huge run-up in the price of oil over the course of
 ROBERT H. GRAHAM   the fiscal year goes a long way toward explaining the
                    markets' loss of confidence early in 2005. The Consumer
                    Price Index rose more in March 2005 than one month earlier.
                    Energy costs advanced 4.0% in March; the petroleum-based subset of energy increased 7.8%.

                        Another negative factor has been Federal Reserve policy.
 [WILLIAMSON        With a view to warding off potential inflation, the Federal
    PHOTO]          Reserve (the Fed) raised short-term interest rates in March, the seventh such move since mid-year 2004. The Fed noted that inflationary pressures have picked up recently and that businesses' ability to raise prices appeared stronger than in the recent past. There is a virtually universal
MARK H. WILLIAMSON  expectation that the Fed will continue to increase short-term interest rates during 2005, which could ultimately dampen economic performance. (In early May, after the close of the reporting period, the Fed raised rates once again.)

                        Nevertheless, there was also much good news for
                    investors as of March 31, 2005:

                        o The Institute for Supply Management's manufacturing
                          and non-manufacturing indexes--based on surveys of purchasing managers in industries that cover more than 80% of the U.S. economy--both indicated continued healthy growth during March and April and remained in very strong territory. April was the 42nd month in a row these surveys showed the economy as a whole expanding.

                        o Job growth during March was weaker than in the recent
                          past, though the unemployment rate declined over the course of the fiscal year. In fact, less than robust job growth during March was good news for bond investors--there is still enough slack in the job market to keep wage inflation from becoming an issue.

                        o Bond yields haven't risen as much as might be expected
                          given seven increases in short-term rates over the fiscal year. Evidently, the bond market is not anticipating a long-term inflationary pattern.

                        So once again we are seeing a good news/bad news
                    combination--a situation that is far from unusual. Over the short term, financial markets are unpredictable. It is over the long term that they have been rewarding to investors, and we remain confident in their long-term outlook. Given the inability to make accurate short-term forecasts, as always, we urge our shareholders to:

                        o keep a long-term investment perspective,

                        o make sure their portfolios are suitably diversified,
                          and

                        o contact their financial advisors when they have
                          questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of your Fund's approach to investing, an explanation of its performance over the fiscal year, and a summary of its portfolio as that year closed. Further information about your Fund and The AIM Family of Funds--Registered Trademark--, as well as general information concerning investing, is always available on our widely praised Web site, AIMinvestments.com. We invite you to visit frequently.

                        As always, we at AIM are dedicated to building solutions
                    to help you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.


                    Sincerely,

                    /s/ ROBERT H. GRAHAM                 /s/ MARK H. WILLIAMSON

                    Robert H. Graham                     Mark H. Williamson
                    Trustee, President & Vice Chair,     Chairman & President,
                    AIM Funds                            A I M Advisors, Inc.

                    May 20, 2005

                    *Equities represented by the S&P 500 Index, an index of
                     common stocks often used as a general measure of U.S. stock market performance; bonds by the Lehman U.S. Aggregate Bond Index, an index compiled by Lehman Brothers, the global investment bank, that represents the U.S. investment-grade fixed-rate bond market.

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM TAX-FREE INTERMEDIATE FUND

MANAGEMENT'S DISCUSSION OF FUND                                                            the prospectus requires these holdings
PERFORMANCE                                                                                to have credit quality ratings of A or
                                                                                           higher.
AIM Tax-Free Intermediate Fund continued         The Fund's total returns trailed
to provide competitive current income        those of the Merrill Lynch 3-7 Year               Each holding must have a maturity of
free of federal taxes during the fiscal      Municipal Index and the Lipper                10.5 years or less, and the average
year ending March 31, 2005. The Fund's       Intermediate Muni-Debt Fund Index, which      maturity for the portfolio as a whole is
distribution rate was significantly          are composed of municipal bonds or bond       required to remain between three and
higher than that of its peer group as        funds with maturities approximately           seven-and-one-half years.
represented by the Lipper Intermediate       comparable to those held by the Fund.
Muni-Debt Fund Index.                        This occurred primarily because the Fund          The Fund's customarily short average
                                             is restricted to holdings of very high        duration--a measure of a fund's
    However, the high-quality, short- to     credit quality (rated no lower than A),       sensitivity to interest rate
intermediate-term fixed-income               while these indexes include many bonds        changes--helps limit price volatility,
instruments in which the Fund invests        of lower credit quality, which produced       though some fluctuation is to be
faced price pressures in the market. As      higher total returns during the period.       expected. To further enhance the
a result, the net asset value component                                                    stability of the Fund's net asset value,
of total return constrained the Fund's           The Fund also underperformed the          we frequently purchase bonds trading
results, causing the first negative          Lehman Municipal Bond Index, principally      above their face value, which tend to
fiscal year in the Fund's 16-year            because that index includes municipal         hold their value better than bonds
history--a tiny loss of just one             issues of lower credit quality, and           trading below face value when interest
one-hundredth of one percent for Class A     additionally because it includes              rates are rising. Rates rose during the
shares.                                      instruments of longer maturities than         Fund's fiscal year as the Federal
                                             the Fund is permitted to hold. On             Reserve (the Fed) implemented a 175
========================================     average, longer-maturity municipal            basis point increase in the federal
FUND VS. INDEXES                             bonds had better total returns than           funds rate (the interest rate on
                                             shorter-maturity municipals during the        overnight loans between banks, which
TOTAL RETURNS, 3/31/04-3/31/05,              period.                                       influences other interest rates).
EXCLUDING APPLICABLE SALES CHARGES. IF
SALES CHARGES WERE INCLUDED, RETURNS         HOW WE INVEST                                     As additional protection against
WOULD BE LOWER.                                                                            credit risk, we have typically invested
                                             To meet the Fund's objective of               a majority of the Fund's assets in
Class A Shares                    -0.01%     generating as high a level of tax-exempt      insured bonds, which generally offer
                                             income as is consistent with                  competitive yields with less risk and
Class A3 Shares                   -0.37      preservation of capital, we invest the        greater liquidity than similar uninsured
                                             Fund's assets primarily in high-quality       bonds.
Lehman Municipal Bond Index                  investment-grade municipal securities.
(Broad Market Index)               2.67      To help protect the Fund against credit           While we typically hold bonds to
                                             risk,                                         maturity to avoid selling-related
Merrill Lynch 3-7 Year Municipal                                                           capital gains, we may sell a holding if
Index (Style-specific Index)       0.53                                                    we see a degradation in the issuer's
                                                                                           credit quality, to limit or reduce
Lipper Intermediate Muni-Debt                                                              exposure to a particular sector or
Fund Index (Peer Group Index)      0.92                                                    issuer, or to shorten or lengthen the
                                                                                           Fund's duration.
SOURCE: LIPPER,INC.
========================================

========================================     =======================================================================================
PORTFOLIO COMPOSITION                        TOP FIVE FIXED-INCOME HOLDINGS
By credit quality, as of 3/31/05                                                                                            % OF NET
                                                                                                   COUPON       MATURITY     ASSETS

                                             1. District of Columbia                                5.50%       6/1/2009       4.4%
               [PIE CHART]
                                             2. New Jersey (State of) Transportation
                                                Trust Fund Authority                                5.50        6/15/2010      2.3
AA                                 16.6%
A                                   6.3%     3. Chicago (City of)                                   6.50        12/1/2008      2.3
Not Rated/Other                     0.2%
AAA                                76.9%     4. Energy Northwest                                    5.50        7/1/2011       2.2

                                             5. San Antonio (City of)                               5.25        2/1/2010       1.6
                                             =======================================================================================

                                             =======================================================================================
SOURCES FOR CREDIT QUALITY RATINGS:          TOTAL NET ASSETS                                                       $377.4 MILLION
FITCH RATINGS, MOODY'S INVESTORS SERVICE,
INC., AND STANDARD & POOR'S RATINGS          NUMBER OF BOND HOLDINGS                                                           201
SERVICES
                                             AVERAGE QUALITY RATING                                                            AA+
The Fund's holdings are subject to
change, and there is no assurance that       WEIGHTED AVERAGE MATURITY                                                  4.23 YEARS
the Fund will continue to hold any
particular security.                         AVERAGE DURATION                                                           3.46 YEARS
========================================     =======================================================================================

MARKET CONDITIONS AND YOUR FUND            backed solely by payments from the        The views and opinions expressed in
                                           Master Settlement Agreement between most  management's discussion of Fund
During the reporting period, as always,    states and the large tobacco companies).  performance are those of A I M Advisors,
we managed the Fund for current income,    The Fund did not own any airline-backed   Inc. These views and opinions are
not total return. We continued to hold     bonds, but did own a small amount of      subject to change at any time based on
the majority of the Fund's assets in       tobacco bonds during the reporting        factors such as market and economic
insured bonds for their profile of         period.                                   conditions. These views and opinions may
favorable yields with modest risk.                                                   not be relied upon as investment advice
                                               At the conclusion of its fiscal       or recommendations, or as an offer for a
    The U.S. economy continued to          year, the Fund remained positioned to     particular security. The information is
improve during the fiscal year, with       generate as high a level of tax-exempt    not a complete analysis of every aspect
gross domestic product--usually            current income as consistent with the     of any market, country, industry,
considered the broadest measure of         preservation of capital. Approximately    security or the Fund. Statements of fact
economic activity--rising throughout the   75% of the Fund's assets were invested    are from sources considered reliable,
year. To forestall the inflation that      in AAA-rated securities--the highest      but A I M Advisors, Inc. makes no
often accompanies economic growth, the     rating--to keep credit risk low.          representation or warranty as to their
Fed began raising its influential target                                             completeness or accuracy. Although
federal funds rate at the end of June,         To hold down market risk, we further  historical performance is no guarantee
and raised it six more times before the    shortened the Fund's weighted average     of future results, these insights may
end of the Fund's fiscal year.             maturity (WAM) and duration. A short      help you understand our investment
                                           duration typically helps a fund           management philosophy.
    The outcome surprised many             outperform on a total return basis in a
observers. When the federal funds rate     rising interest rate environment. On the     See important Fund and index
rises, it is typical for other interest    basis of the Fed's comment late in March    disclosures inside front cover.
rates to rise as well, though not          that pressures on inflation had picked
necessarily by an equivalent amount.       up in recent months, we anticipated that
From the third quarter of 2004 through     the Fed was likely to continue raising
the first quarter of 2005, short-term      interest rates.                                             RICHARD A. BERRY,
interest rates did rise, but long-term                                                                 Chartered Financial
rates actually declined. The Fund's        IN CLOSING                                    [BERRY        Analyst, is co-manager
holdings, being of intermediate                                                          PHOTO]        of AIM Tax-Free
maturities, were only moderately           While total returns for this fiscal year                    Intermediate Fund. He
affected on average, but price             were not as attractive as we would like,                    joined AIM in 1987 and
deterioration in the shorter-maturity      the Fund continued to pay good            has been in the financial industry since
holdings caused a small negative           distributions--higher than those of its   1968. Mr. Berry has been president and
performance in the portfolio as a whole.   average peer.                             director of the Dallas Association of
Holdings with longer maturities tended                                               Investment Analysts and chairman of the
to see greater returns than those with         Thank you for your continued          board of regents of the Financial
shorter maturities.                        investment in AIM Tax-Free Intermediate   Analysts Seminar. He received both a
                                           Fund.                                     B.B.A. and an M.B.A. from Texas
    Credit concerns during the period                                                Christian University.
involved unsecured airline-backed bonds
and unenhanced 'tobacco' bonds                                                                         STEPHEN D. TURMAN,
(municipal bonds                                                                                       Chartered Financial
                                                                                        [TURMAN        Analyst, is co-manager
                                                                                         PHOTO]        of AIM Tax-Free
                                                                                                       Intermediate Fund. He
                                                                                                       has been in the
                                                                                     investment industry since 1983 and
                                                                                     joined AIM in 1985. Mr. Turman received
                                                                                     a B.B.A. in finance from The University
                                                                                     of Texas at Arlington.

==================================================================================
FUND PROVIDES CURRENT INCOME                                                         Assisted by the Municipal Bond Team

                     30-Day         Taxable
                  Distribution  Equivalent 30-Day     30-Day    Taxable Equivalent
                      Rate      Distribution Rate   SEC Yield    30-Day SEC Yield
Class A Shares       4.33%           6.66%             2.64%           4.06%

Class A3 Shares      4.01            6.17              2.31            3.55

o The Fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price.

o The taxable-equivalent 30-day distribution rate is calculated in the same manner as the 30-day distribution rate, with an adjustment for a stated, assumed tax rate.

o The 30-day SEC yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The taxable-equivalent 30-day SEC yield is calculated in the same manner as
the 30-day SEC yield, with an adjustment for a stated, assumed tax rate.                        [RIGHT ARROW GRAPHIC]

o These taxable-equivalent calculations assume the highest federal income tax        FOR A PRESENTATION OF YOUR FUND'S
rate in effect on March 31, 2005--35.0%. Income may be subject to some state and     LONG-TERM PERFORMANCE RECORD,
local taxes.                                                                         PLEASE TURN TO PAGE 5.
==================================================================================

AIM TAX-FREE INTERMEDIATE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        The hypothetical account values and
                                             to estimate the expenses that you paid        expenses may not be used to estimate the
As a shareholder of the Fund, you incur      over the period. Simply divide your           actual ending account balance or
two types of costs: (1) transaction          account value by $1,000 (for example, an      expenses you paid for the period. You
costs, which may include sales charges       $8,600 account value divided by $1,000 =      may use this information to compare the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         ongoing costs of investing in the Fund
deferred sales charges on redemptions;       number in the table under the heading         and other funds. To do so, compare this
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         5% hypothetical example with the 5%
ongoing costs, including management          Period" to estimate the expenses you          hypothetical examples that appear in the
fees; distribution and/or service fees       paid on your account during this period.      shareholder reports of the other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON           Please note that the expenses shown in
understand your ongoing costs (in            PURPOSES                                      the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
October 1, 2004, through March 31, 2005.     before expenses, which is not the Fund's      information is useful in comparing
                                             actual return. The Fund's actual              ongoing costs only, and will not help
ACTUAL EXPENSES                              cumulative total returns at net asset         you determine the relative total costs
                                             value after expenses for the six months       of owning different funds.
The table below provides information         ended March 31, 2005, appear in the
about actual account values and actual       table "Cumulative Total Returns" on page
expenses. You may use the information in     5.
this table,

====================================================================================================================================
                                                                 ACTUAL                                     HYPOTHETICAL
                                                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)

                      BEGINNING ACCOUNT           ENDING ACCOUNT            EXPENSES             ENDING ACCOUNT           EXPENSES
    SHARE                   VALUE                      VALUE               PAID DURING               VALUE               PAID DURING
    CLASS                 (10/1/04)                 (3/31/05)(1)            PERIOD(2)              (3/31/05)               PERIOD(2)
      A                   $1,000.00                   $994.70                 $2.23                $1,022.69                $2.26
      A3                   1,000.00                    993.00                  3.98                 1,020.94                 4.03

(1) The actual ending account value is based on the actual total return of the Fund for the period, October 1, 2004, to March 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2005, appear in the table "Cumulative Total Returns" on page 5.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.45% and 0.80% for Class A and A3 shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON       For More Information Visit
                                                                                          IMAGE]           AIMinvestments.com

AIM TAX-FREE INTERMEDIATE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Your Fund's total return includes            ============================================================================
reinvested distributions, applicable         RESULTS OF A $10,000 INVESTMENT
sales charges, Fund expenses and             Fund and index data from 3/31/95
management fees. Index results include
reinvested dividends, but they do not                                        [MOUNTAIN CHART]
reflect sales charges. Performance of an
index of funds reflects fund expenses                   AIM Tax-Free        Lipper                         Merrill Lynch
and management fees; performance of a                   Intermediate     Intermediate       Lehman           3-7 Year
market index does not. Performance shown                Fund Class A       Muni-Debt       Municipal         Municipal
in the chart and tables does not reflect     Date          Shares         Fund Index       Bond Index         Index
deduction of taxes a shareholder may pay     3/31/95       $ 9900           $10000           $10000           $10000
on Fund distributions or sale of Fund           4/95         9947            10022            10012            10067
shares. Performance of the indexes does         5/95        10115            10257            10331            10295
not reflect the effects of taxes.               6/95        10096            10225            10241            10305
                                                7/95        10183            10318            10338            10389
    This chart, which is a logarithmic          8/95        10261            10418            10469            10483
chart, presents the fluctuations in the         9/95        10291            10470            10535            10481
value of the Fund and its indexes. We          10/95        10362            10570            10688            10531
believe that a logarithmic chart is more       11/95        10453            10682            10866            10677
effective than other types of charts in        12/95        10495            10751            10970            10701
illustrating changes in value during the        1/96        10568            10834            11053            10827
early years shown in the chart. The             2/96        10553            10801            10978            10807
vertical axis, the one that indicates           3/96        10499            10692            10838            10717
the dollar value of an investment, is           4/96        10494            10673            10807            10715
constructed with each segment                   5/96        10509            10673            10803            10707
representing a percent change in the            6/96        10562            10740            10921            10751
value of the investment. In this chart,         7/96        10624            10834            11020            10853
each segment represents a doubling, or          8/96        10636            10838            11017            10870
100% change, in the value of the                9/96        10709            10937            11171            10943
investment. In other words, the space          10/96        10780            11044            11298            11043
between $10,000 and $20,000 is the same        11/96        10913            11208            11505            11171
size as the space between $20,000 and          12/96        10896            11178            11456            11158
$40,000, the space between $20,000 and          1/97        10938            11206            11478            11182
$40,000 is the same as that between             2/97        11001            11290            11583            11261
$40,000 and $80,000, and so on.                 3/97        10953            11175            11429            11148
                                                4/97        11007            11233            11524            11170
=======================================         5/97        11132            11366            11698            11303
AVERAGE ANNUAL TOTAL RETURNS                    6/97        11217            11471            11822            11434
As of 3/31/05, including applicable             7/97        11415            11720            12150            11629
sales charges                                   8/97        11356            11629            12036            11555
                                                9/97        11463            11752            12179            11675
CLASS A SHARES                                 10/97        11505            11808            12257            11719
10 Years                          4.86%        11/97        11548            11854            12329            11764
 5 Years                          4.92         12/97        11685            12005            12509            11881
 1 Year                          -1.03          1/98        11791            12107            12638            11972
                                                2/98        11793            12113            12642            11989
CLASS A3 SHARES                                 3/98        11804            12120            12653            12007
10 Years                          4.59%         4/98        11742            12064            12596            11958
 5 Years                          4.74          5/98        11883            12226            12795            12112
 1 Year                          -0.37          6/98        11927            12268            12846            12144
=======================================         7/98        11960            12296            12878            12187
                                                8/98        12113            12473            13077            12362
The inception date of Class A3 shares is        9/98        12234            12608            13240            12478
October 31, 2002. Returns since that           10/98        12258            12612            13240            12504
date are historical returns. All other         11/98        12292            12640            13286            12518
returns are the blended returns of the         12/98        12326            12680            13320            12587
historical performance of the Fund's            1/99        12471            12822            13478            12736
Class A3 shares since their inception           2/99        12417            12754            13419            12692
and the restated historical performance         3/99        12429            12751            13438            12701
of the Fund's Class A shares (for               4/99        12464            12786            13471            12744
periods prior to the inception of Class         5/99        12421            12710            13393            12694
A3 shares) at net asset value, adjusted         6/99        12275            12537            13201            12550
to reflect the higher Rule 12b-1 fees           7/99        12355            12596            13249            12654
applicable to Class A3 shares.                  8/99        12310            12537            13142            12657
                                                9/99        12357            12545            13148            12654
    Class A share performance reflects         10/99        12289            12457            13005            12626
the maximum 1.00% sales charge. Class A3       11/99        12394            12563            13144            12705
shares do not have a front-end sales           12/99        12338            12506            13046            12671
charge or a CDSC; therefore, performance        1/00        12281            12451            12989            12648
quoted is at net asset value. The               2/00        12340            12547            13140            12700
performance of the Fund's share classes         3/00        12515            12726            13427            12821
will differ due to different sales              4/00        12458            12672            13348            12783
charge structures and class expenses.           5/00        12401            12620            13278            12780
                                                6/00        12672            12880            13630            13037
    The performance data quoted                 7/00        12815            13026            13820            13189
represent past performance and cannot           8/00        12970            13188            14033            13329
guarantee comparable future results;            9/00        12948            13149            13960            13304
current performance may be lower or            10/00        13057            13259            14112            13400
higher. Please visit AIMinvestments.com        11/00        13107            13322            14219            13455
for the most recent month-end                  12/00        13349            13590            14570            13715
performance. Performance figures reflect        1/01        13520            13747            14714            13956
reinvested distributions, changes in net        2/01        13558            13792            14761            13969
asset value and the effect of the               3/01        13657            13897            14893            14101
maximum applicable sales charge unless          4/01        13535            13772            14732            14010
otherwise stated. Investment return and         5/01        13671            13914            14891            14169
principal value will fluctuate so that          6/01        13745            14000            14990            14250
you may have a gain or loss when you            7/01        13892            14169            15212            14403
sell shares.                                    8/01        14076            14383            15463            14639
                                                9/01        14100            14363            15411            14630
=======================================        10/01        14233            14501            15595            14758
CUMULATIVE TOTAL RETURNS                       11/01        14078            14350            15463            14589
Excluding applicable sales charges             12/01        13947            14242            15317            14535
6 months ended 3/31/05                          1/02        14202            14449            15583            14782
                                                2/02        14381            14611            15770            14971
Class A Shares                   -0.53%         3/02        14066            14345            15461            14595
                                                4/02        14399            14625            15763            14982
Class A3 Shares                  -0.70          5/02        14466            14704            15859            15084
=======================================         6/02        14648            14853            16027            15239
                                                7/02        14812            15025            16233            15432
                                                8/02        14976            15163            16428            15619
                                                9/02        15231            15428            16788            15829
                                               10/02        15047            15194            16510            15664
                                               11/02        14979            15132            16441            15635
                                               12/02        15289            15431            16788            16003
                                                1/03        15275            15375            16745            15968
                                                2/03        15457            15588            16980            16194
                                                3/03        15455            15584            16990            16162
                                                4/03        15547            15683            17102            16259
                                                5/03        15851            16002            17502            16550
                                                6/03        15797            15927            17428            16493
                                                7/03        15357            15446            16818            16070
                                                8/03        15463            15561            16944            16227
                                                9/03        15852            15960            17442            16641
                                               10/03        15757            15883            17354            16543
                                               11/03        15838            16010            17535            16632
                                               12/03        15933            16105            17680            16678
                                                1/04        15987            16165            17781            16756
                                                2/04        16177            16392            18049            16989
                                                3/04        16080            16291            17986            16899
                                                4/04        15791            15951            17560            16544
                                                5/04        15748            15931            17496            16492
                                                6/04        15775            15970            17560            16553
                                                7/04        15899            16130            17791            16705
                                                8/04        16136            16396            18148            17000
                                                9/04        16164            16447            18244            17029
                                               10/04        16233            16536            18401            17119
                                               11/04        16119            16403            18249            16992
                                               12/04        16232            16563            18472            17164
                                                1/05        16249            16635            18645            17161
                                                2/05        16179            16564            18583            17097
                                                3/05       $16072           $16442           $18465           $16988
                                                                                                    Source: Lipper, Inc.
                                            ============================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 3/31/05

AIM TAX-FREE INTERMEDIATE FUND


INSTITUTIONAL CLASS SHARES                   ========================================      Please note that past performance is not
                                             AVERAGE ANNUAL TOTAL RETURN                   indicative of future results. More
The following information has been           For periods ended 3/31/05                     recent returns may be more or less than
prepared to provide Institutional Class                                                    those shown. All returns assume
shareholders with a performance overview     10 Years                           4.97       reinvestment of distributions at net
specific to their holdings.                   5 Years                           5.13       asset value. Investment return and
Institutional Class shares are offered        1 Year                           -0.02       principal value will fluctuate so your
exclusively to institutional investors,      ========================================      shares, when redeemed, may be worth more
including defined contribution plans         ========================================      or less than their original cost. See
that meet certain criteria.                  CUMULATIVE TOTAL RETURN*                      full report for information on
                                             6 months ended 3/31/05                        comparative benchmarks. Please consult
                                                                                           your fund prospectus for more
                                              6 Months                         -0.52%      information. For the most current
                                             *Return has not been annualized.              month-end performance, please call
                                             ========================================      800-451-4246 or visit
                                                                                           AIMinvestments.com.
                                             Institutional Class shares' inception
                                             date is July 30, 2004. Returns since
                                             that date are historical returns. All
                                             other returns are blended returns of
                                             historical Institutional Class share
                                             performance and restated Class A share
                                             performance (for periods prior to the
                                             inception date of Institutional Class
                                             shares) at net asset value.

                                                Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value. Institutional Class shares
                                             would have had different returns due to
                                             differences in the expense structure of
                                             the Institutional Class.

                                   Over for information on your fund's expenses.


                       FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            --REGISTERED TRADEMARK--

                                                         [AIM INVESTMENTS LOGO]
                                                        --REGISTERED TRADEMARK--

AIMinvestments.com                  TFI-INS-1            Fund Management Company

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      months ended March 31, 2005, appears in
                                             the period. Simply divide your account        the table on the front of this
As a shareholder of the Fund, you incur      value by $1,000 (for example, an $8,600       supplement. The hypothetical account
ongoing costs, including management          account value divided by $1,000 = 8.6),       values and expenses may not be used to
fees; and other Fund expenses. This          then multiply the result by the number        estimate the actual ending account
example is intended to help you              in the table under the heading entitled       balance or expenses you paid for the
understand your ongoing costs (in            "Actual Expenses Paid During Period" to       period. You may use this information to
dollars) of investing in the Fund and to     estimate the expenses you paid on your        compare the ongoing costs of investing
compare these costs with ongoing costs       account during this period.                   in the Fund and other funds. To do so,
of investing in other mutual funds. The                                                    compare this 5% hypothetical example
example is based on an investment of         HYPOTHETICAL EXAMPLE FOR COMPARISON           with the 5% hypothetical examples that
$1,000 invested at the beginning of the      PURPOSES                                      appear in the shareholder reports of the
period and held for the entire period                                                      other funds.
October 1, 2004, through March 31, 2005.     The table below also provides
                                             information about hypothetical account           Please note that the expenses shown in
ACTUAL EXPENSES                              values and hypothetical expenses based        the table are meant to highlight your
                                             on the Fund's actual expense ratio and        ongoing costs only. Therefore, the
The table below provides information         an assumed rate of return of 5% per year      hypothetical information is useful in
about actual account values and actual       before expenses, which is not the Fund's      comparing ongoing costs only, and will
expenses. You may use the information in     actual return. The Fund's actual              not help you determine the relative
this table, together with the amount you     cumulative total return after expenses        total costs of owning different funds.
invested, to                                 for the six


====================================================================================================================================

                                                        ACTUAL                                     HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING ACCOUNT     ENDING ACCOUNT           EXPENSES            ENDING ACCOUNT              EXPENSES
     SHARE               VALUE                VALUE              PAID DURING                VALUE                PAID DURING
     CLASS             (10/1/04)            (3/31/05)(1)           PERIOD(2)              (3/31/05)                PERIOD(2)
 Institutional         $1,000.00             $994.80                $2.09                 $1,022.84                 $2.12

(1)The actual ending account value is based on the actual total return of the Fund for the period October 1, 2004, to March 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended March 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.42% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

====================================================================================================================================

                                   TFI-INS-1
AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

March 31, 2005


                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-97.69%

ALABAMA-2.25%

Alabama (State of) Special Care Facilities
  Financing Authority (Birmingham Charity
  Obligated Group); Hospital Series 1997 D RB
  4.95%, 11/01/07(b)(c)(d)                     NRR     Aaa    $  675   $    698,699
-----------------------------------------------------------------------------------
Birmingham (City of); Refunding Unlimited Tax
  Series 2001 B GO Wts.
  5.25%, 07/01/10(d)(e)                        AAA     Aaa     1,950      2,120,703
-----------------------------------------------------------------------------------
Jefferson (County of);
  School Limited Tax Series 2000 GO Wts.
  5.05%, 02/15/09(d)(e)                        AAA     Aaa     1,000      1,067,030
-----------------------------------------------------------------------------------
  Unlimited Tax Series 2001 A GO Wts.
  5.00%, 04/01/10(d)(e)                        AAA     Aaa     2,925      3,136,682
-----------------------------------------------------------------------------------
Lauderdale (County of) & Florence (City of)
  Health Care Authority (Coffee Health Group
  Project); Series 1999 A RB
  5.00%, 07/01/07(d)(e)                        AAA     Aaa     1,000      1,040,300
-----------------------------------------------------------------------------------
  Series 2000 A RB
  5.50%, 07/01/08(d)(e)                        AAA     Aaa       385        412,262
===================================================================================
                                                                          8,475,676
===================================================================================

ALASKA-0.37%

Alaska (State of) Housing Finance Corp.;
  Mortgage Series 1997 A-1 RB
  4.90%, 12/01/07(d)(e)                        AAA     Aaa       315        321,423
-----------------------------------------------------------------------------------
Anchorage (City of); Correctional Facilities
  Lease Series 2000 RB
  5.13%, 02/01/09(d)(e)                        AAA     Aaa     1,000      1,068,690
===================================================================================
                                                                          1,390,113
===================================================================================

AMERICAN SAMOA-0.76%

American Samoa (Territory of); Refunding
  Unlimited Tax Series 2000 GO
  6.00%, 09/01/06(d)(e)                         A      --      1,585      1,635,292
-----------------------------------------------------------------------------------
  6.00%, 09/01/07(d)(e)                         A      --      1,150      1,216,010
===================================================================================
                                                                          2,851,302
===================================================================================

ARIZONA-1.91%

Arizona (State of) Transportation Board;
  Refunding Highway Sub. Series 1993 A RB
  6.00%, 07/01/08(d)                            AA     Aa2       800        872,472
-----------------------------------------------------------------------------------
Maricopa (County of) Unified School District
  #4 (Mesa Project of 1995); Unlimited Tax
  Series 1998 E GO
  5.00%, 07/01/08(b)(c)(d)                     AAA     Aaa     1,900      2,016,375
-----------------------------------------------------------------------------------

                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------

ARIZONA-(CONTINUED)

Phoenix (City of) Civic Improvements Corp.;
  Refunding Wastewater System Jr. Lien Series
  2001 RB
  5.25%, 07/01/11(d)(e)                        AAA     Aaa    $3,000   $  3,297,090
-----------------------------------------------------------------------------------
Yuma (City of) Industrial Development
  Authority (Yuma Regional Medical Center
  Project); Refunding Hospital Series 1997 RB
  5.70%, 08/01/06(d)(e)                        AAA     Aaa     1,000      1,037,340
===================================================================================
                                                                          7,223,277
===================================================================================

ARKANSAS-1.26%

Arkansas (State of) Development Finance
  Authority; Correction Facilities Series
  1996 RB
  6.25%, 10/01/06(d)(e)                        AAA     Aaa     1,800      1,891,818
-----------------------------------------------------------------------------------
Little Rock (City of) School District;
  Limited Tax Series 2001 C GO
  5.00%, 02/01/10(d)(e)                         --     Aaa     1,695      1,820,074
-----------------------------------------------------------------------------------
Sebastian (County of) Community Jr. College
  District; Refunding & Improvement Limited
  Tax Series 1997 GO
  5.20%, 04/01/07(b)(d)                        NRR     Aaa     1,000      1,047,100
===================================================================================
                                                                          4,758,992
===================================================================================

CALIFORNIA-0.13%

San Francisco (City & County of) Parking
  Authority; Parking Meter Series 1994 RB
  6.75%, 06/01/05(d)(e)                        AAA     Aaa       500        503,485
===================================================================================

COLORADO-0.57%

Boulder (County of) Open Space Capital
  Improvement Trust Fund; Series 1998 RB
  5.25%, 12/15/09(d)                           AA-     --      1,000      1,064,860
-----------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority;
  Sr. Series 2001 A RB
  5.00%, 06/15/11(d)(e)                        AAA     Aaa     1,000      1,081,680
===================================================================================
                                                                          2,146,540
===================================================================================

CONNECTICUT-0.84%

Connecticut (State of) Resource Recovery
  Authority (Bridgeport Resco Co. L.P.
  Project); Refunding Series 1999 RB
  5.13%, 01/01/09(d)(e)                        AAA     Aaa     1,000      1,065,820
-----------------------------------------------------------------------------------
New Haven (City of); Unlimited Tax Series
  1997 GO
  6.00%, 02/15/06(d)(e)                        AAA     Aaa     2,050      2,110,311
===================================================================================
                                                                          3,176,131
===================================================================================


                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------

DISTRICT OF COLUMBIA-7.56%

District of Columbia (Gonzaga College High
  School); Series 1999 RB
  5.25%, 07/01/09(d)(e)                        AAA     Aaa    $  510   $    548,388
-----------------------------------------------------------------------------------
District of Columbia
  (Medlantic Healthcare Group); Refunding
  Hospital Series 1993 A RB
  5.50%, 08/15/06(b)(d)                        AAA     Aaa       500        519,250
-----------------------------------------------------------------------------------
  Refunding Hospital Series 1996 A RB
  6.00%, 08/15/06(b)(d)                        AAA     Aaa     1,550      1,619,967
-----------------------------------------------------------------------------------
  Refunding Hospital Series 1997 A RB
  6.00%, 08/15/07(b)(d)                        AAA     Aaa       500        535,935
-----------------------------------------------------------------------------------
District of Columbia;
  Refunding Unlimited Tax Series 1993 B-1 GO
  5.50%, 06/01/09(d)(e)                        AAA     Aaa     1,250      1,357,438
-----------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 1993 B-2 GO
  5.50%, 06/01/07(d)(e)                        AAA     Aaa     3,000      3,159,780
-----------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 1999 B GO
  5.50%, 06/01/10(d)(e)                        AAA     Aaa     1,415      1,550,868
-----------------------------------------------------------------------------------
  Unlimited Tax Series 1999 B GO
  5.50%, 06/01/09(b)(d)                        AAA     Aaa       950      1,034,731
-----------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1999 B GO
  5.50%, 06/01/09(d)(e)                        AAA     Aaa    15,275     16,587,886
-----------------------------------------------------------------------------------
Washington Convention Center Authority; Sr.
  Lien Dedicated Tax Series 1998 RB
  5.25%, 10/01/09(d)(e)                        AAA     Aaa     1,500      1,630,245
===================================================================================
                                                                         28,544,488
===================================================================================

FLORIDA-2.70%

Broward (County of) (Wheelabrator South
  Broward Inc.); Refunding Resource Recovery
  Series 2001 A RB
  5.00%, 12/01/07(d)                            AA     A3      2,800      2,935,968
-----------------------------------------------------------------------------------
  5.50%, 12/01/08(d)                            AA     A3      1,700      1,817,436
-----------------------------------------------------------------------------------
Florida (State of) Board of Education;
  Lottery Series 2000 B RB
  5.75%, 07/01/10(d)(e)                        AAA     Aaa     1,000      1,112,860
-----------------------------------------------------------------------------------
Palm Beach (County of) Solid Waste Authority;
  Refunding Series 1997 A RB
  5.50%, 10/01/06(d)(e)                        AAA     Aaa     3,000      3,116,850
-----------------------------------------------------------------------------------
Village Center Community Development
  District; Refunding Recreational Series
  1998 A RB
  5.50%, 11/01/10(d)(e)                        AAA     Aaa     1,105      1,220,086
===================================================================================
                                                                         10,203,200
===================================================================================

                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------


GEORGIA-1.02%

Dalton (City of); Utilities Series 1999 RB
  5.75%, 01/01/10(d)(e)                        AAA     Aaa    $1,015   $  1,124,153
-----------------------------------------------------------------------------------
Georgia (State of); Unlimited Tax Series 1992
  B GO
  6.30%, 03/01/09(d)                           AAA     Aaa     1,425      1,590,913
-----------------------------------------------------------------------------------
  6.30%, 03/01/10(d)                           AAA     Aaa     1,000      1,136,270
===================================================================================
                                                                          3,851,336
===================================================================================

HAWAII-0.29%

Hawaii (State of); Unlimited Tax Series 1993
  CA GO
  5.75%, 01/01/10(d)(e)                        AAA     Aaa     1,000      1,105,690
===================================================================================

IDAHO-0.02%

Idaho (State of) Housing Agency; Single
  Family Mortgage Sub. Series 1994 D-1 RB
  (CEP-FHA, VA, FmHA)
  5.90%, 07/01/06(d)                            --     Aa2        75         76,291
===================================================================================

ILLINOIS-6.75%

Chicago (City of) (Central Loop
  Redevelopment); Tax Increment Allocation
  Sub. Series 2000 A RB
  6.50%, 12/01/08(d)(e)                         A      --      8,000      8,696,080
-----------------------------------------------------------------------------------
Chicago (City of) Midway Airport; Series 1996
  A RB
  5.30%, 01/01/08(d)(e)                        AAA     Aaa     1,000      1,048,660
-----------------------------------------------------------------------------------
Chicago (City of) Park District; Refunding
  Unlimited Tax Series 1995 GO
  6.00%, 01/01/07(d)(e)                        AAA     Aaa     2,000      2,106,740
-----------------------------------------------------------------------------------
Hoffman Estates (Economic Development Project
  Area); Refunding Tax Increment Series 1997
  RB
  5.00%, 11/15/06(d)(e)                        AAA     Aaa     1,500      1,505,610
-----------------------------------------------------------------------------------
Hoffman Estates (Park Place Apartments
  Project); Refunding Multifamily Housing
  Series 1996 RB
  (CEP-Federal National Mortgage Association)
  5.75%, 06/01/06(c)(d)                        AAA     --      1,000        999,490
-----------------------------------------------------------------------------------
Illinois (State of) (Department of Central
  Management Services); Series 1999 COP
  4.90%, 07/01/08(d)(e)                        AAA     Aaa     1,000      1,053,440
-----------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Children's Memorial Hospital);
  Series 1999 A RB
  5.50%, 08/15/07(d)(e)                        AAA     Aaa     1,580      1,668,954
-----------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Edward Hospital Obligated
  Group); Series 2001 A RB
  5.00%, 02/15/09(d)(e)                        AAA     Aaa     1,000      1,061,120
-----------------------------------------------------------------------------------


                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Illinois (State of) Health Facilities
  Authority (Highland Park Hospital); Series
  1991 B RB
  5.55%, 10/01/06(b)(d)                        AAA     Aaa    $  500   $    521,405
-----------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (The Carle Foundation); Series
  1998 A RB
  5.25%, 07/01/08(b)(c)(d)                     AAA     Aaa       585        630,624
-----------------------------------------------------------------------------------
  Unrefunded Series 1998 A RB
  5.25%, 07/01/09(d)(e)                        AAA     Aaa       415        444,702
-----------------------------------------------------------------------------------
Illinois (State of); Refunding First
  Unlimited Tax Series 2001 GO
  5.25%, 10/01/11(d)(e)                        AAA     Aaa     1,790      1,958,475
-----------------------------------------------------------------------------------
Madison & Saint Clair (Counties of) School
  District #10 (Collinsville School
  Building); Unlimited Tax Series 2001 GO
  5.00%, 02/01/11(d)(e)                        AAA     Aaa     1,150      1,236,963
-----------------------------------------------------------------------------------
McHenry (County of) Crystal Lake Community
  Consolidated School District #47; Unlimited
  Tax Series 1999 GO
  5.13%, 02/01/10(d)(e)                         --     Aaa     1,250      1,331,238
-----------------------------------------------------------------------------------
Warrenville (City of); Tax Increment Series
  2000 RB
  5.25%, 05/01/07(d)(e)                        AAA     Aaa     1,170      1,225,610
===================================================================================
                                                                         25,489,111
===================================================================================

INDIANA-3.30%

Indiana (State of) Health Facility Financing
  Authority (Community Hospitals Project);
  VRD Hospital Series 2000 A RB
  (LOC-Bank of America, N.A.) 2.30%,
  07/01/28(f)(g)                               A-1+    --      5,412      5,412,000
-----------------------------------------------------------------------------------
Indiana (State of) Health Facility Financing
  Authority (Daughters of Charity National
  Health Systems Inc.); Series 1997 D RB
  5.00%, 11/01/07(b)(c)(d)                     NRR     Aaa     2,895      3,017,111
-----------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority; Unrefunded Highway Series 1993 A
  RB
  5.50%, 06/01/07(d)(e)                        AAA     Aaa       855        900,905
-----------------------------------------------------------------------------------
Indianapolis (City of) Local Public
  Improvement Bond Bank; Series 1999 D RB
  5.10%, 01/01/09(d)                           AAA     Aaa       425        453,067
-----------------------------------------------------------------------------------
Richland-Bean Blossom School Building Corp.;
  First Mortgage Series 2001 RB
  5.00%, 07/15/10(b)(d)                        AAA     Aaa     1,045      1,117,387
-----------------------------------------------------------------------------------
Zionsville (City of) Community Schools
  Building Corp.; First Mortgage Series 2002
  RB
  5.00%, 07/15/11(d)(e)                        AAA     Aaa     1,420      1,532,393
===================================================================================
                                                                         12,432,863
===================================================================================

                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE

-----------------------------------------------------------------------------------

KANSAS-1.55%

Johnson (County of) Water District #1; Series
  2001 RB
  5.00%, 06/01/11(d)                           AAA     Aaa    $1,770   $  1,920,910
-----------------------------------------------------------------------------------
Wyandotte (County of) & Kansas City (City of)
  Unified Government (Redevelopment
  Project-Area B); Unrefunded Special
  Obligation Series 2001 RB
  5.00%, 12/01/09(d)(e)                        AAA     Aaa       930        998,504
-----------------------------------------------------------------------------------
  5.00%, 12/01/10(d)(e)                        AAA     Aaa       620        668,968
-----------------------------------------------------------------------------------
Wyandotte (County of) & Kansas City (City of)
  Unified Government (Redevelopment Project);
  Special Obligation Series 2001 B RB
  5.00%, 12/01/09(b)(d)                        AAA     Aaa       150        161,250
-----------------------------------------------------------------------------------
  5.00%, 12/01/10(b)(d)                        AAA     Aaa       130        140,544
-----------------------------------------------------------------------------------
Wyandotte (County of) School District #500;
  Unlimited Tax Series 2001 GO
  5.50%, 09/01/11(d)(e)                        AAA     Aaa     1,750      1,941,800
===================================================================================
                                                                          5,831,976
===================================================================================

KENTUCKY-0.29%

Kentucky (State of) Turnpike Authority
  (Revitalization Project); Refunding
  Economic Development Road Series 2001 A RB
  5.50%, 07/01/11(d)(e)                        AAA     Aaa     1,000      1,108,210
===================================================================================

LOUISIANA-2.43%

Louisiana (State of) Energy & Power Authority
  (Power Project); Refunding Series 2000 RB
  5.75%, 01/01/11(d)(e)                        AAA     Aaa     2,500      2,787,275
-----------------------------------------------------------------------------------
Louisiana (State of); Unlimited Tax Series
  1997 A GO
  6.00%, 04/15/07(d)(e)                        AAA     Aaa     5,000      5,304,050
-----------------------------------------------------------------------------------
New Orleans (City of); Certificates of
  Indebtedness Series 2000 RB
  5.50%, 12/01/09(d)(e)                        AAA     Aaa     1,000      1,089,670
===================================================================================
                                                                          9,180,995
===================================================================================

MASSACHUSETTS-2.88%

Massachusetts (State of);
  Consumer Lien Limited Tax Series 2000 A GO
  5.75%, 02/01/09(d)                            AA     Aa2     5,000      5,447,500
-----------------------------------------------------------------------------------
  Refunding Limited Tax Series 1997 A GO
  5.75%, 08/01/08(d)(e)                        AAA     Aaa     5,000      5,424,850
===================================================================================
                                                                         10,872,350
===================================================================================

MICHIGAN-1.76%

Detroit (City of); Refunding Unlimited Tax
  Series 1997 B GO
  5.38%, 04/01/10(d)(e)                        AAA     Aaa     1,630      1,750,913
-----------------------------------------------------------------------------------


                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Hartland (City of) Consolidated School
  District; Refunding Unlimited Tax Series
  2001 GO
  (CEP-Michigan School Bond Loan Fund)
  5.50%, 05/01/11(d)                            AA     Aa2    $1,000   $  1,103,920
-----------------------------------------------------------------------------------
Michigan (State of) Job Development Authority
  (General Motors Corp.); Series 1984 PCR
  5.55%, 04/01/09(d)                           BBB-   Baa2       850        848,793
-----------------------------------------------------------------------------------
Michigan (State of) Strategic Fund (Detroit
  Edison Co.); Refunding Limited Obligation
  Series 1995 CC RB
  4.85%, 09/01/11(c)(d)(e)                      --     Aaa     1,000      1,047,000
-----------------------------------------------------------------------------------
Taylor (City of); Series 2001 COP
  5.00%, 02/01/11(d)(e)                        AAA     Aaa       495        535,135
-----------------------------------------------------------------------------------
Troy (City of) Downtown Development
  Authority; Refunding & Development Tax
  Allocation Series 2001 RB
  5.00%, 11/01/10(d)(e)                        AAA     Aaa     1,265      1,362,924
===================================================================================
                                                                          6,648,685
===================================================================================

MINNESOTA-1.19%

Osseo (City of) Independent School District
  #279; Refunding Unlimited Tax Series 2001 B
  GO
  (CEP-Minnesota School District Enhancement
  Program) 5.00%, 02/01/11(d)                   --     Aa2     1,000      1,066,890
-----------------------------------------------------------------------------------
Saint Cloud (City of) (Saint Cloud Hospital
  Obligated Group); Health Care Series 2000 A
  RB
  5.50%, 05/01/06(d)(e)                         --     Aaa       600        616,404
-----------------------------------------------------------------------------------
Western Minnesota Municipal Power Agency;
  Refunding Series 2001 A RB
  5.50%, 01/01/10(d)(e)                         --     Aaa     1,245      1,363,038
-----------------------------------------------------------------------------------
  5.50%, 01/01/11(d)(e)                         --     Aaa     1,300      1,435,473
===================================================================================
                                                                          4,481,805
===================================================================================

MISSISSIPPI-0.47%

Rankin (County of) School District; Unlimited
  Tax Series 2001 GO
  5.00%, 10/01/11(d)(e)                        AAA     Aaa     1,625      1,755,601
===================================================================================

MISSOURI-1.01%

Missouri (State of) Health & Educational
  Facilities Authority (Freeman Health
  Systems Project); Health Facilities Series
  1998 RB
  4.85%, 02/15/07(d)(e)                         A      --      1,000      1,024,800
-----------------------------------------------------------------------------------
  5.00%, 02/15/08(d)(e)                         A      --        515        534,127
-----------------------------------------------------------------------------------
Missouri (State of) Health & Educational
  Facilities Authority (Saint Luke's
  Episcopal-Presbyterian Hospital); Health
  Facilities Series 2001 RB
  5.25%, 12/01/09(d)(e)                        AAA     Aaa     1,000      1,080,330
-----------------------------------------------------------------------------------

                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE

-----------------------------------------------------------------------------------
MISSOURI-(CONTINUED)

Missouri (State of) Health & Educational
  Facilities Authority (Webster University);
  Educational Facilities Series 2001 RB
  5.00%, 04/01/11(d)(e)                         --     Aaa    $1,075   $  1,161,441
===================================================================================
                                                                          3,800,698
===================================================================================

NEVADA-0.42%

Nevada (State of); Capital Improvement &
  Cultural Affairs Limited Tax Series 1999 A
  GO
  5.00%, 02/01/10(d)                            AA     Aa2     1,500      1,596,795
===================================================================================

NEW JERSEY-2.32%

New Jersey (State of) Transportation Trust
  Fund Authority (Transportation System);
  Series 1999 A RB
  5.50%, 06/15/10(d)                            A+     A1      8,020      8,739,554
===================================================================================

NEW YORK-4.99%

Nassau (County of); General Improvements
  Unlimited Tax Series 1997 V GO
  5.15%, 03/01/07(d)(e)                        AAA     Aaa     2,500      2,610,575
-----------------------------------------------------------------------------------
New York (City of) Metropolitan
  Transportation Authority (Triborough Bridge
  & Tunnel);
  Series 1999 A COP
  5.00%, 01/01/08(d)(e)                        AAA     Aaa     1,000      1,052,980
-----------------------------------------------------------------------------------
New York (State of) Dormitory Authority
  (Frances Schervier Obligated Group); Series
  1997 RB
  5.50%, 07/01/10(d)(e)                        AAA     Aaa     1,205      1,319,379
-----------------------------------------------------------------------------------
New York (State of) Dormitory Authority
  (Mental Health Services); Series 1997 A RB
  6.00%, 02/15/07(b)(c)(d)                     NRR     NRR         5          5,392
-----------------------------------------------------------------------------------
  Unrefunded Series 1997 A RB
  6.00%, 08/15/07(b)(d)                        NRR     NRR     1,770      1,888,838
-----------------------------------------------------------------------------------
New York (State of) Dormitory Authority (Pace
  University); Series 1997 RB
  6.00%, 07/01/07(d)(e)                        AAA     Aaa     1,275      1,359,163
-----------------------------------------------------------------------------------
New York (State of) Local Government
  Assistance Corp.; Refunding Series 1996 A
  RB
  5.13%, 04/01/10(d)(e)                        AAA     Aaa     5,000      5,252,750
-----------------------------------------------------------------------------------
New York (State of) Thruway Authority; Series
  1997 D RB
  5.40%, 01/01/07(b)(c)(d)                     NRR     NRR     5,000      5,323,050
===================================================================================
                                                                         18,812,127
===================================================================================

NORTH CAROLINA-4.58%

Charlotte (City of); Refunding Unlimited Tax
  Series 1998 GO
  5.25%, 02/01/10(d)                           AAA     Aaa     5,000      5,362,100
-----------------------------------------------------------------------------------


                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------
NORTH CAROLINA-(CONTINUED)

North Carolina (State of) Eastern Municipal
  Power Agency; Refunding Power System Series
  1993 B RB
  7.00%, 01/01/08(d)(e)                        AAA     Aaa    $1,000   $  1,101,860
-----------------------------------------------------------------------------------
North Carolina (State of) Municipal Power
  Agency #1 (Catawba); Electric Series 1999 A
  RB
  6.00%, 01/01/07(d)(e)                        AAA     Aaa     4,330      4,547,496
-----------------------------------------------------------------------------------
North Carolina (State of); Public
  Improvements Unlimited Tax Series 1999 A GO
  5.25%, 03/01/09(b)(c)(d)                     AAA     NRR     5,000      5,405,000
-----------------------------------------------------------------------------------
Winston-Salem (City of); Series 2001 C COP
  4.75%, 06/01/11(d)                           AA+     Aa2       795        850,022
===================================================================================
                                                                         17,266,478
===================================================================================

NORTH DAKOTA-0.48%

Burleigh (County of) (Medcenter One, Inc.);
  Refunding Health Care Series 1999 RB
  5.25%, 05/01/09(d)(e)                        AAA     Aaa     1,695      1,818,599
===================================================================================

OHIO-0.29%

Greene (County of) Water System; Series 1996
  A RB
  5.45%, 12/01/06(b)(d)                        AAA     Aaa       585        610,371
-----------------------------------------------------------------------------------
Portage (County of) (Robinson Memorial
  Hospital); Hospital Series 1999 RB
  5.15%, 11/15/08(d)(e)                        AAA     Aaa       465        495,839
===================================================================================
                                                                          1,106,210
===================================================================================

OKLAHOMA-1.80%

Grady (County of) Industrial Authority;
  Correctional Facilities Lease Series 1999
  RB
  5.38%, 11/01/09(d)(e)                        AAA     Aaa       360        387,965
-----------------------------------------------------------------------------------
Grand River Dam Authority; Refunding Series
  1993 RB
  5.50%, 06/01/09(d)(e)                        AAA     Aaa     2,000      2,180,020
-----------------------------------------------------------------------------------
Mustang (City of) Improvement Authority;
  Utility Series 1999 RB
  5.25%, 10/01/09(d)(e)                         --     Aaa     1,130      1,222,705
-----------------------------------------------------------------------------------
Norman (City of) Regional Hospital Authority;
  Refunding Hospital Series 1996 A RB
  5.30%, 09/01/07(d)(e)                        AAA     Aaa     1,090      1,148,075
-----------------------------------------------------------------------------------
Oklahoma (State of) Development Finance
  Authority (Oklahoma Hospital Association);
  Pooled Health Facilities Series 2000 A RB
  5.25%, 06/01/06(d)(e)                        AAA     Aaa       575        591,416
-----------------------------------------------------------------------------------
  5.25%, 06/01/08(d)(e)                        AAA     Aaa       640        680,243
-----------------------------------------------------------------------------------

                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE

-----------------------------------------------------------------------------------
OKLAHOMA-(CONTINUED)

Okmulgee (County of) Governmental Building
  Authority; First Mortgage Sales Tax Series
  2000 RB
  5.60%, 03/01/10(d)(e)                         --     Aaa    $  545   $    591,254
===================================================================================
                                                                          6,801,678
===================================================================================

OREGON-1.18%

Grand Ronde Community Confederated Tribes;
  Governmental Facilities & Infrastructure
  Unlimited Tax Series 1997 GO (Acquired
  12/22/97; Cost $1,145,000) 5.00%,
  12/01/07(d)(e)(h)                            AAA     --      1,145      1,203,887
-----------------------------------------------------------------------------------
Multnomah (County of); Limited Tax Series
  2000 A GO
  5.00%, 04/01/10(d)                            --     Aa2     1,000      1,071,900
-----------------------------------------------------------------------------------
Portland (City of) Community College
  District; Unlimited Tax Series 2001 B GO
  5.25%, 06/01/11(d)                            AA     Aa2     2,000      2,187,240
===================================================================================
                                                                          4,463,027
===================================================================================

PENNSYLVANIA-1.07%

Pennsylvania (State of); Unlimited First Tax
  Series 2000 GO
  5.50%, 01/15/08(d)(e)                        AAA     Aaa     1,000      1,067,760
-----------------------------------------------------------------------------------
Philadelphia (City of) School District;
  Refunding Unlimited Tax Series 1999 D GO
  5.50%, 03/01/08(d)(e)                        AAA     Aaa     2,000      2,138,660
-----------------------------------------------------------------------------------
State Public School Building Authority
  (Chester Upland School District Project);
  Series 2001 RB
  4.80%, 11/15/10(d)(e)                        AAA     Aaa       785        838,199
===================================================================================
                                                                          4,044,619
===================================================================================

PUERTO RICO-0.14%

Children's Trust Fund; Tobacco Settlement
  Series 2000 RB
  5.00%, 07/01/08(b)(d)                        AAA     NRR       500        529,830
===================================================================================

RHODE ISLAND-0.24%

Woonsocket (City of); Unlimited Tax Series
  2000 GO
  5.25%, 10/01/10(d)(e)                         --     Aaa       840        914,575
===================================================================================

SOUTH CAROLINA-2.55%

Berkeley (County of) School District
  (Berkeley School Facilities Group Inc.);
  Series 1995 COP
  5.05%, 02/01/07(b)(d)                        AAA     Aaa     1,835      1,888,472
-----------------------------------------------------------------------------------
Piedmont (City of) Municipal Power Agency;
  Refunding Electric Series 1996 B RB
  5.25%, 01/01/08(d)(e)                        AAA     Aaa     4,000      4,214,480
-----------------------------------------------------------------------------------
South Carolina (State of) Public Service
  Authority; Series 1999 A RB
  5.50%, 01/01/10(d)(e)                        AAA     Aaa     1,000      1,097,570
-----------------------------------------------------------------------------------


                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------
SOUTH CAROLINA-(CONTINUED)

South Carolina (State of) Transportation
  Infrastructure Bank; Series 1999 A RB
  5.50%, 10/01/09(d)(e)                        AAA     Aaa    $1,180   $  1,291,604
-----------------------------------------------------------------------------------
South Carolina (State of); Capital
  Improvements Unlimited Tax Series 2001 B GO
  5.50%, 04/01/11(d)                           AAA     Aaa     1,000      1,111,780
===================================================================================
                                                                          9,603,906
===================================================================================

SOUTH DAKOTA-0.82%

South Dakota (State of) Health & Educational
  Facilities Authority (McKennan Hospital);
  Refunding Series 1996 RB
  5.40%, 07/01/06(d)(e)                        AAA     Aaa     1,680      1,733,155
-----------------------------------------------------------------------------------
South Dakota (State of) Health & Educational
  Facilities Authority (Rapid City Regional
  Hospital); Series 2001 RB
  5.00%, 09/01/09(d)(e)                        AAA     Aaa     1,290      1,375,385
===================================================================================
                                                                          3,108,540
===================================================================================

TENNESSEE-0.97%

Knox (County of) Health Educational & Housing
  Facilities Board (Volunteer Student Housing
  LLC Project); Student Housing VRD Series
  2002 RB
  (LOC-Wachovia Bank, N.A.) 2.29%,
  09/01/34(f)(g)                                --   VMIG-1      995        995,000
-----------------------------------------------------------------------------------
Memphis (City of) Sanitation; Sewer System
  Series 2000 RB
  5.35%, 05/01/09(d)                            AA     A2        525        560,931
-----------------------------------------------------------------------------------
Tennergy Corp.; Gas Series 1999 RB
  4.13%, 06/01/09(d)(e)                        AAA     Aaa     1,000      1,032,930
-----------------------------------------------------------------------------------
Tennessee (State of) School Bond Authority;
  Higher Educational Facilities Second
  Program Series 2002 A RB
  5.00%, 05/01/11(d)(e)                        AAA     Aaa     1,000      1,081,390
===================================================================================
                                                                          3,670,251
===================================================================================

TEXAS-19.79%

Amarillo (City of) Health Facilities Corp.
  (Baptist Saint Anthony's Hospital); Series
  1998 RB
  5.50%, 01/01/10(d)(e)                         --     Aaa     1,275      1,387,710
-----------------------------------------------------------------------------------
Arlington (City of) Independent School
  District; Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  5.25%, 02/15/08(d)                            --     Aaa     1,000      1,060,650
-----------------------------------------------------------------------------------
Austin (City of); Limited Tax Certificates
  Series 2001 GO
  5.00%, 09/01/11(d)                           AA+     Aa2     1,900      2,041,892
-----------------------------------------------------------------------------------

                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE

-----------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Brownsville (City of); Limited Tax
  Certificates Series 2001 GO
  5.25%, 02/15/10(d)(e)                        AAA     Aaa    $1,055   $  1,141,732
-----------------------------------------------------------------------------------
Canadian River Municipal Water Authority
  (Conjunctive Use Groundwater Project);
  Refunding Contract Series 1999 RB
  5.00%, 02/15/10(d)(e)                        AAA     Aaa     2,655      2,805,406
-----------------------------------------------------------------------------------
Dallas (City of) Waterworks & Sewer System;
  Refunding Series 1999 RB
  5.50%, 10/01/09(d)                           AA+     Aa2     1,500      1,634,670
-----------------------------------------------------------------------------------
Garland (City of); Limited Tax Certificates
  Series 2001 GO
  5.25%, 02/15/11(d)(e)                        AAA     Aaa     2,435      2,650,863
-----------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (CHRISTUS Health); Series
  1999 A RB
  5.38%, 07/01/08(d)(e)                        AAA     Aaa     1,000      1,060,350
-----------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann
  Hospital System Project); Hospital Series
  1998 RB
  5.50%, 06/01/09(d)(e)                        AAA     Aaa     5,500      5,961,560
-----------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Texas Children's
  Hospital Project); Hospital Series 1999 A
  RB
  5.00%, 10/01/09(d)                            AA     Aa2     1,920      2,025,600
-----------------------------------------------------------------------------------
Harris (County of)-Houston Sports Authority;
  Refunding Sr. Lien Series 2001 A RB
  5.50%, 11/15/09(d)(e)                        AAA     Aaa     1,670      1,824,408
-----------------------------------------------------------------------------------
Houston (City of) Convention & Entertainment
  Facilities Department; Hotel Occupancy Tax
  & Special Revenue Series 2001 B RB
  5.25%, 09/01/10(d)(e)                        AAA     Aaa     2,865      3,115,773
-----------------------------------------------------------------------------------
  5.25%, 09/01/11(d)(e)                        AAA     Aaa     2,360      2,580,920
-----------------------------------------------------------------------------------
  5.50%, 09/01/11(d)(e)                        AAA     Aaa     2,460      2,725,163
-----------------------------------------------------------------------------------
  Refunding Hotel Occupancy Tax & Special
  Revenue Series 2001 A RB
  5.50%, 09/01/10(d)(e)                        AAA     Aaa     3,000      3,299,280
-----------------------------------------------------------------------------------
  5.50%, 09/01/11(d)(e)                        AAA     Aaa     4,000      4,431,160
-----------------------------------------------------------------------------------
Houston (City of); Refunding Public
  Improvements Limited Tax Series 2000 GO
  5.50%, 03/01/09(d)(e)                        AAA     Aaa     1,000      1,083,780
-----------------------------------------------------------------------------------
Katy (City of) Independent School District;
  Unlimited Tax Series 1999 A GO
  (CEP-Texas Permanent School Fund)
  5.20%, 02/15/10(d)                           AAA     Aaa     1,285      1,370,375
-----------------------------------------------------------------------------------


                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------
TEXAS-(CONTINUED)

La Joya (City of) Independent School
  District; Unlimited Tax Series 1998 GO
  (CEP-Texas Permanent School Fund)
  5.38%, 02/15/10(d)                           AAA     Aaa    $1,535   $  1,625,089
-----------------------------------------------------------------------------------
Lower Colorado River Authority; Refunding
  Series 1999 B RB
  6.00%, 05/15/10(d)(e)                        AAA     Aaa     1,470      1,633,611
-----------------------------------------------------------------------------------
Lubbock (City of) Health Facilities
  Development Corp. (Methodist Hospital);
  Hospital Series 1993 B RB
  5.40%, 12/01/05(b)(d)                        AAA     Aaa       500        509,845
-----------------------------------------------------------------------------------
Lubbock (City of); Limited Tax Certificates
  Series 1999 GO
  5.00%, 02/15/10(d)                           AA-     A1        680        717,264
-----------------------------------------------------------------------------------
McKinney (City of);
  Limited Tax Series 2000 GO
  5.25%, 08/15/10(d)(e)                        AAA     Aaa       500        537,175
-----------------------------------------------------------------------------------
  Waterworks & Sewer Series 2000 RB
  5.25%, 03/15/09(d)(e)                        AAA     Aaa       685        737,423
-----------------------------------------------------------------------------------
  5.25%, 03/15/10(d)(e)                        AAA     Aaa       725        777,708
-----------------------------------------------------------------------------------
North Texas Municipal Water District;
  Regional Wastewater Series 2001 RB
  5.00%, 06/01/12(d)(e)                        AAA     Aaa       825        886,710
-----------------------------------------------------------------------------------
  Water System Series 2001 RB
  5.00%, 09/01/11(d)(e)                        AAA     Aaa     1,040      1,121,983
-----------------------------------------------------------------------------------
Plano (City of); Limited Tax Series 2000 GO
  5.13%, 09/01/07(d)                           AAA     Aaa       535        561,814
-----------------------------------------------------------------------------------
San Antonio (City of);
  Electric & Gas Series 1998 A RB
  5.25%, 02/01/09(b)(c)(d)                     AAA     NRR     3,575      3,881,664
-----------------------------------------------------------------------------------
  Refunded Limited Tax Series 1998 A GO
  5.00%, 02/01/09(b)(c)(d)                     NRR     NRR        10         10,680
-----------------------------------------------------------------------------------
  5.00%, 02/01/11(d)                           AA+     Aa2     1,490      1,573,068
-----------------------------------------------------------------------------------
  Unrefunded Electric & Gas Series 1994 RB
  5.00%, 02/01/12(b)(d)                        NRR     NRR     2,375      2,561,010
-----------------------------------------------------------------------------------
  Unrefunded Electric & Gas Series 1998 A RB
  5.25%, 02/01/10(d)                            AA     Aa1     5,540      5,975,666
-----------------------------------------------------------------------------------
Southlake (City of);
  Limited Tax Increment Certificates Series
  2000 E GO
  5.00%, 02/15/11(d)(e)                        AAA     Aaa       635        671,214
-----------------------------------------------------------------------------------
  Waterworks & Sewer Limited Tax Certificates
  Series 2000 A GO
  5.40%, 02/15/09(d)(e)                        AAA     Aaa       250        269,818
-----------------------------------------------------------------------------------
  5.45%, 02/15/10(d)(e)                        AAA     Aaa       235        253,166
-----------------------------------------------------------------------------------
Tarrant (County of) Jr. College District;
  Limited Tax Series 1994 GO
  5.05%, 02/15/07(b)(c)(d)                     AAA     Aaa     1,425      1,484,024
-----------------------------------------------------------------------------------
Texas A&M University Financing System; Series
  2001 B RB
  5.38%, 05/15/09(d)                           AA+     Aa1     1,260      1,363,219
-----------------------------------------------------------------------------------

                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------

TEXAS-(CONTINUED)

Texas Tech University Financing System;
  Refunding & Improvement Series 1999 6 RB
  5.25%, 02/15/11(d)(e)                        AAA     Aaa    $5,000   $  5,341,200
===================================================================================
                                                                         74,694,643
===================================================================================

UTAH-1.79%

Salt Lake (County of)
  (IHC Health Services Inc.); Hospital Series
  2001 RB
  5.50%, 05/15/08(d)(e)                        AAA     Aaa     2,000      2,135,720
-----------------------------------------------------------------------------------
  5.50%, 05/15/09(d)(e)                        AAA     Aaa     1,000      1,083,090
-----------------------------------------------------------------------------------
Salt Lake City (City of); Unlimited Tax
  Series 1999 GO
  5.25%, 06/15/09(d)                            --     Aaa       900        973,305
-----------------------------------------------------------------------------------
Spanish Fork (City of); Electric Series 2000
  RB
  5.00%, 08/15/09(d)(e)                         --     Aaa       630        673,936
-----------------------------------------------------------------------------------
  5.00%, 08/15/10(d)(e)                         --     Aaa       660        709,322
-----------------------------------------------------------------------------------
Tooele (County of) School District; Unlimited
  Tax Series 2001 GO
  (CEP-Utah School Bond Guaranty) 4.50%,
  06/01/11(d)                                  AAA     Aaa     1,075      1,130,373
-----------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency;
  Single Family Housing Mortgage Series 1999
  E-1-I RB
  (CEP-FHA, VA)
  5.05%, 07/01/07(d)                           AAA     Aaa        40         40,768
===================================================================================
                                                                          6,746,514
===================================================================================

VIRGINIA-1.05%

Norfolk (City of) Redevelopment & Housing
  Authority (Tidewater Community College
  Campus); Educational Facilities Series 1995
  RB
  5.40%, 11/01/05(b)(d)                        NRR     NRR       500        508,380
-----------------------------------------------------------------------------------
Norton (City of) Industrial Development
  Authority (Norton Community Hospital);
  Refunding & Improvement Hospital Series
  2001 RB
  5.13%, 12/01/10(d)(e)                         A      --      1,315      1,369,546
-----------------------------------------------------------------------------------
Peninsula Ports Authority (Riverside Health
  System Project); Refunding Health System
  Series 1998 RB
  5.00%, 07/01/06(d)                            AA     Aa3     1,000      1,020,790
-----------------------------------------------------------------------------------
Virginia (State of) Public School Authority;
  Refunding School Financing Series 1997 I RB
  5.25%, 08/01/07(d)                           AA+     Aa1     1,000      1,053,060
===================================================================================
                                                                          3,951,776
===================================================================================

WASHINGTON-9.50%

Energy Northwest (Project #3); Refunding
  Electric Series 2001 A RB
  5.50%, 07/01/10(d)(e)                        AAA     Aaa     2,000      2,188,840
-----------------------------------------------------------------------------------
  5.50%, 07/01/11(d)(e)                        AAA     Aaa     7,500      8,289,525
-----------------------------------------------------------------------------------


                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE
-----------------------------------------------------------------------------------
WASHINGTON-(CONTINUED)

Mason (County of) School District #309
  (Shelton); Unlimited Tax Series 2001 GO
  5.00%, 12/01/09(d)(e)                         --     Aaa    $  675   $    723,512
-----------------------------------------------------------------------------------
Seattle (City of); Refunding Municipal Light
  & Power Improvements Series 2001 RB
  5.25%, 03/01/11(d)(e)                        AAA     Aaa     3,000      3,277,800
-----------------------------------------------------------------------------------
Snohomish (County of) School District #16
  (Arlington); Unlimited Tax Series 2000 GO
  5.40%, 12/01/08(d)(e)                         --     Aaa       915        985,848
-----------------------------------------------------------------------------------
Snohomish (County of); Limited Tax Series
  2001 GO
  5.25%, 12/01/11(d)                            AA     Aa3     2,685      2,926,757
-----------------------------------------------------------------------------------
Spokane (City of); Unlimited Tax Series 1999
  B GO
  5.40%, 01/01/10(d)                           AA-     A2      2,075      2,190,889
-----------------------------------------------------------------------------------
Washington (State of) (Department of
  Ecology); Refunding Series 2001 COP
  4.75%, 04/01/11(d)(e)                        AAA     Aaa     5,310      5,586,545
-----------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project #1); Refunding
  Series 1996 C RB
  6.00%, 07/01/09(d)(e)                        AAA     Aaa     5,000      5,515,100
-----------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project #2); Refunding
  Series 1997 A RB
  6.00%, 07/01/07(b)(d)                        AAA     Aaa     1,000      1,068,250
-----------------------------------------------------------------------------------
Washington (State of); Refunding Unlimited
  Tax Series 1999
  R-2000A GO
  5.50%, 01/01/08(d)                            AA     Aa1     1,135      1,206,868
-----------------------------------------------------------------------------------

                                                RATINGS(a)     PAR        MARKET
                                               S&P   MOODY'S  (000)       VALUE

-----------------------------------------------------------------------------------
WASHINGTON-(CONTINUED)

Washington (State of); Refunding Unlimited
  Tax Series 2001 R-A GO
  5.00%, 09/01/10(d)                            AA     Aa1    $1,745   $  1,874,619
===================================================================================
                                                                         35,834,553
===================================================================================

WISCONSIN-2.40%

Fond du Lac (City of) School District;
  Refunding Unlimited Tax Series 2000 GO
  5.25%, 04/01/10(b)(c)(d)                     NRR     Aaa     1,000      1,089,980
-----------------------------------------------------------------------------------
Two Rivers (City of) Public School District;
  Refunding Unlimited Tax Series 2000 GO
  5.50%, 03/01/08(d)(e)                         --     Aaa       680        726,165
-----------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Marshfield Clinic);
  Series 1997 RB
  5.20%, 02/15/07(d)(e)                        AAA     Aaa     2,210      2,298,091
-----------------------------------------------------------------------------------
Wisconsin (State of);
  Refunding Unlimited Tax Series 1993 2 GO
  5.13%, 11/01/11(d)                           AA-     Aa3     2,000      2,173,380
-----------------------------------------------------------------------------------
  Unlimited Tax Series 1999 C GO
  5.75%, 05/01/10(d)                           AA-     Aa3     2,500      2,770,300
===================================================================================
                                                                          9,057,916
===================================================================================
TOTAL INVESTMENTS-97.69% (Cost $349,809,117)                            368,670,406
===================================================================================
OTHER ASSETS LESS LIABILITIES-2.31%                                       8,705,305
===================================================================================
NET ASSETS-100.00%                                                     $377,375,711
___________________________________________________________________________________
===================================================================================

Investment Abbreviations:
CEP   - Credit Enhancement Provider
COP   - Certificate of Participation
FHA   - Federal Housing Administration
FmHA  - Farmers Home Administration
GO    - General Obligation Bonds
Jr.   - Junior
LOC   - Letter of Credit
NRR   - Not Re-Rated

PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds
Sr.  - Senior
Sub. - Subordinated
VA   - Department of Veterans Affairs
VRD  - Variable Rate Demand
Wts. - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations). Ratings are not covered by the Report of Independent Registered Public Accounting Firm.
(b) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(c) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at March 31, 2005 was $362,263,406, which represented 98.26% of the Fund's Total Investments. See Note 1A.
(e) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., American Capital Access Holdings Ltd., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(f) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined weekly. Rate shown is the rate in effect on March 31, 2005.
(h) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at March 31, 2005 represented 0.32% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered illiquid.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2005

ASSETS:

Investments, at market value (cost
  $349,809,117)                                $368,670,406
-----------------------------------------------------------
Cash                                                103,296
-----------------------------------------------------------
Receivables for:
  Investments sold                                4,105,650
-----------------------------------------------------------
  Fund shares sold                               17,249,745
-----------------------------------------------------------
  Interest                                        4,967,435
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               50,180
-----------------------------------------------------------
Other assets                                         49,024
===========================================================
    Total assets                                395,195,736
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                         17,259,844
-----------------------------------------------------------
  Dividends                                         422,016
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 73,524
-----------------------------------------------------------
Accrued distribution fees -- Class A3                33,352
-----------------------------------------------------------
Accrued trustees' fees                                3,658
-----------------------------------------------------------
Accrued transfer agent fees                          14,014
-----------------------------------------------------------
Accrued operating expenses                           13,617
===========================================================
    Total liabilities                            17,820,025
===========================================================
Net assets applicable to shares outstanding    $377,375,711
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $356,727,629
-----------------------------------------------------------
Undistributed net investment income               1,786,891
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                                 (98)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     18,861,289
===========================================================
                                               $377,375,711
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $246,945,873
___________________________________________________________
===========================================================
Class A3                                       $ 97,651,240
___________________________________________________________
===========================================================
Institutional Class                            $ 32,778,598
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          22,021,052
___________________________________________________________
===========================================================
Class A3                                          8,709,155
___________________________________________________________
===========================================================
Institutional Class                               2,924,064
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.21
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.21 divided
      by 99.00%)                               $      11.32
___________________________________________________________
===========================================================
Class A3
  Net asset value and offering price per
    share                                      $      11.21
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      11.21
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2005

INVESTMENT INCOME:

Interest                                                      $ 18,828,977
==========================================================================

EXPENSES:

Advisory fees                                                    1,248,606
--------------------------------------------------------------------------
Administrative services fees                                       112,384
--------------------------------------------------------------------------
Custodian fees                                                      13,732
--------------------------------------------------------------------------
Distribution fees -- Class A3                                      366,298
--------------------------------------------------------------------------
Transfer agent fees -- Class A and A3                              167,434
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             733
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              24,165
--------------------------------------------------------------------------
Registration and filing fees                                       101,699
--------------------------------------------------------------------------
Other                                                              152,346
==========================================================================
    Total expenses                                               2,187,397
==========================================================================
Less: Expenses reimbursed and expense offset arrangement           (43,555)
==========================================================================
    Net expenses                                                 2,143,842
==========================================================================
Net investment income                                           16,685,135
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                     1,705,196
--------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (19,461,479)
==========================================================================
Net gain (loss) from investment securities                     (17,756,283)
==========================================================================
Net decrease in net assets resulting from operations          $ (1,071,148)
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2005 and 2004

                                                                  2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  16,685,135    $  20,166,806
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities                    1,705,196        4,632,582
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (19,461,479)      (4,921,148)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (1,071,148)      19,878,240
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (12,789,127)     (18,180,437)
--------------------------------------------------------------------------------------------
  Class A3                                                       (3,993,534)      (2,284,936)
--------------------------------------------------------------------------------------------
  Institutional Class                                              (229,601)              --
============================================================================================
    Decrease in net assets resulting from distributions         (17,012,262)     (20,465,373)
============================================================================================
Share transactions-net:
  Class A                                                      (130,756,619)    (148,381,078)
--------------------------------------------------------------------------------------------
  Class A3                                                          865,686       72,183,578
--------------------------------------------------------------------------------------------
  Institutional Class                                            33,135,524               --
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (96,755,409)     (76,197,500)
============================================================================================
    Net increase (decrease) in net assets                      (114,838,819)     (76,784,633)
============================================================================================

NET ASSETS:

  Beginning of year                                             492,214,530      568,999,163
============================================================================================
  End of year (including undistributed net investment income
    of $1,786,891 and $2,114,018, respectively)               $ 377,375,711    $ 492,214,530
____________________________________________________________________________________________
============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Free Intermediate Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value. Securities with a demand feature exercisable within one to seven days are valued at par.

       Securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Fund's valuation committee following procedures approved by the Board of Trustees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security.

       Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends", as defined in the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the following annual rates, based on the average daily net assets of the Fund:

AVERAGE NET ASSETS                                              ANNUAL RATE
---------------------------------------------------------------------------
First $500 million                                                     0.30%
---------------------------------------------------------------------------
Over $500 million up to and including $1 billion                       0.25%
---------------------------------------------------------------------------
Over $1 billion                                                        0.20%
___________________________________________________________________________
===========================================================================


    For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $36,568 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $112,384.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended March 31, 2005, the Fund paid AISI $167,434 for Class A and Class A3 shares and $733 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class A3 and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A3 shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A3. Of this amount, up to 0.25% of the average daily net assets of the Class A3 shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A3 shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the year ended March 31, 2005, the Class A3 shares paid $366,298.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2005, ADI advised the Fund that it retained $6,947 in front-end sales commissions from the sale of Class A shares and $640 from Class A shares for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $6,987.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended March 31, 2005, the Fund paid legal fees of $4,911 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended March 31, 2005, the Fund had average interfund borrowings for the number of days the borrowings were outstanding in the amount of $3,544,353 with a weighted average interest rate of 1.98% and interest expense of $3,208.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2005.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from ordinary income -- tax-exempt         $17,012,262    $20,465,373
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income -- tax exempt                   $  1,853,643
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          18,861,289
--------------------------------------------------------------------------
Temporary book/tax differences                                     (66,752)
--------------------------------------------------------------------------
Capital loss carryforward                                              (98)
--------------------------------------------------------------------------
Shares of beneficial interest                                  356,727,629
==========================================================================
Total net assets                                              $377,375,711
__________________________________________________________________________
==========================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $1,705,196 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
March 31, 2010                                                       $98
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2005 was $15,819,229 and $105,077,337, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $18,863,006
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities            (1,717)
===============================================================================
Net unrealized appreciation of investment securities               $18,861,289
_______________________________________________________________________________
===============================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 8--SHARE INFORMATION

The Fund currently consists of three classes of shares: Class A shares, Class A3 shares and Institutional Class shares. Class A shares were sold with a front-end sales charge. Class A3 shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. At the close of business on October 30, 2002, Class A shares were closed to new investors.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------------
                                                                          2005                            2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       1,022,058    $  11,670,866      3,092,223    $  36,103,682
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                      6,308,499       72,009,554     10,413,258      122,026,744
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                        2,935,137       33,260,815             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         688,784        7,856,509      1,035,527       12,119,242
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                        253,758        2,891,752        139,598        1,632,789
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                               25              288             --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (13,126,884)    (150,283,994)   (16,799,104)    (196,604,002)
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                     (6,521,503)     (74,035,620)    (4,390,111)     (51,475,955)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                          (11,098)        (125,579)            --               --
==========================================================================================================================
                                                               (8,451,224)   $ (96,755,409)    (6,508,609)   $ (76,197,500)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 9% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. There is also one individual that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Institutional Class shares commenced sales on July 30, 2004.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.69       $  11.70    $  11.06    $  11.17    $  10.71
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.49           0.47(a)     0.48        0.45        0.49
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.49)         (0.01)       0.60       (0.12)       0.46
=========================================================================================================================
    Total from investment operations                             (0.00)          0.46        1.08        0.33        0.95
=========================================================================================================================
Less distributions from net investment income                    (0.48)         (0.47)      (0.44)      (0.44)      (0.49)
=========================================================================================================================
Net asset value, end of period                                $  11.21       $  11.69    $  11.70    $  11.06    $  11.17
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  (0.01)%         4.04%       9.86%       2.99%       9.11%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $246,946       $390,903    $539,679    $678,800    $608,393
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.43%(c)       0.42%       0.38%       0.38%       0.41%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.44%(c)       0.42%       0.38%       0.38%       0.41%
=========================================================================================================================
Ratio of net investment income to average net assets              4.09%(c)       3.98%       4.10%       4.00%       4.48%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                              4%             6%          7%         58%         40%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $306,198,084.

                                                                               CLASS A3
                                                              ------------------------------------------
                                                                                        OCTOBER 31, 2002
                                                                    YEAR ENDED            (DATE SALES
                                                                    MARCH 31,            COMMENCED) TO
                                                              ----------------------       MARCH 31,
                                                               2005           2004            2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.69       $  11.70        $ 11.59
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.43           0.43(a)        0.18
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.47)         (0.01)          0.10
========================================================================================================
    Total from investment operations                            (0.04)          0.42           0.28
========================================================================================================
Less distributions from net investment income                   (0.44)         (0.43)         (0.17)
========================================================================================================
Net asset value, end of period                                $ 11.21       $  11.69        $ 11.70
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 (0.37)%         3.67%          2.47%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $97,651       $101,312        $29,320
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.78%(c)       0.77%          0.73%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.79%(c)       0.77%          0.73%(d)
========================================================================================================
Ratio of net investment income to average net assets             3.74%(c)       3.63%          3.75%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                          4%             6%             7%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $104,656,555.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                   JULY 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     MARCH 31,
                                                                       2005
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 11.40
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.32
===================================================================================
  Net gains (losses) on securities (both realized and
    unrealized)                                                         (0.19)
===================================================================================
    Total from investment operations                                     0.13
===================================================================================
Less distributions from net investment income                           (0.32)
===================================================================================
Net asset value, end of period                                        $ 11.21
___________________________________________________________________________________
===================================================================================
Total return(a)                                                          1.13%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $32,779
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.42%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      0.43%(b)
===================================================================================
Ratio of net investment income to average net assets                     4.10%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                                  4%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $7,966,591.
(c)  Not annualized for periods less than one year.

NOTE 10--CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  On March 23, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2006. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the Audit Committee to audit AIM Funds with March 31 fiscal year ends. The Fund is in the process of obtaining a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.

  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


REGULATORY INQUIRIES AND PENDING LITIGATION

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Pending Regulatory Civil Action Alleging Market Timing

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale.

Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Tax-Free Intermediate Fund and the Board of Trustees of AIM Tax-Exempt Funds:



We have audited the accompanying statement of assets and liabilities of AIM Tax-Free Intermediate Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Fund as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
May 18, 2005

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of March 31, 2005



The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

 Robert H. Graham(1) -- 1946       1993           Director and Chairman, A I M Management    None
 Trustee, Vice Chair and                          Group Inc. (financial services holding
 President                                        company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

 Mark H. Williamson(2) -- 1951     2003           Director, President and Chief Executive    None
 Trustee and Executive Vice                       Officer, A I M Management Group Inc.;
 President                                        Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett(3) -- 1944      1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
 Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936              2003           Retired                                    None
 Trustee
-------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939           2001           Retired                                    Badgley Funds, Inc. (registered
 Trustee                                                                                     investment company)
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

 James T. Bunch -- 1942            2003           Co-President and Founder, Green, Manning   None
 Trustee                                          & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

 Albert R. Dowden -- 1941          2000           Director of a number of public and         None
 Trustee                                          private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company); Annuity and Life Re
                                                  (Holdings), Ltd. (insurance company);
                                                  and CompuDyne Corporation (provider of
                                                  products and services to the public
                                                  security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

 Edward K. Dunn, Jr. -- 1935       1998           Retired                                    None
 Trustee
                                                  Formerly: Chairman, Mercantile Mortgage
                                                  Corp.; President and Chief Operating
                                                  Officer, Mercantile-Safe Deposit & Trust
                                                  Co.; and President, Mercantile
                                                  Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------

 Jack M. Fields -- 1952            1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
 Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

 Carl Frischling -- 1937           1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
 Trustee                                          Naftalis and Frankel LLP                   investment company)
-------------------------------------------------------------------------------------------------------------------------------

 Gerald J. Lewis -- 1933           2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
 Trustee                                          (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

 Prema Mathai-Davis -- 1950        1998           Formerly: Chief Executive Officer, YWCA    None
 Trustee                                          of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of March 31, 2005


The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

 Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper      None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------------

 Ruth H. Quigley -- 1935           2001               Retired                                    None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------------

 Larry Soll -- 1942                2003               Retired                                    None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley(4) -- 1959       2004               Senior Vice President, A I M Management    N/A
 Senior Vice President and Chief                      Group Inc.; Senior Vice President and
 Compliance Officer                                   Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and Vice President,
                                                      A I M Distributors, Inc., AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds and Chief
                                                      Compliance Officer, A I M Distributors,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk(5) -- 1958        2005               Formerly: Director of Compliance and       N/A
 Senior Vice President                                Assistant General Counsel, ICON
                                                      Advisers, Inc.; Financial Consultant,
                                                      Merrill Lynch; General Counsel and
                                                      Director of Compliance, ALPS Mutual
                                                      Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956           2003               Director, Senior Vice President,           N/A
 Senior Vice President,                               Secretary and General Counsel, A I M
 Secretary and Chief Legal                            Management Group Inc. and A I M
 Officer                                              Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Senior Vice President,
                                                      A I M Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC; and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income      N/A
 Vice President                                       Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 Stuart W. Coco -- 1955            1993               Managing Director and Director of Money    N/A
 Vice President                                       Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M   N/A
 Vice President and Treasurer                         Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 J. Philip Ferguson(6) -- 1945     2005               Senior Vice President and Chief            N/A
 Vice President                                       Investment Officer, A I M Advisors Inc.;
                                                      Director, Chairman, Chief Executive
                                                      Officer, President and Chief Investment
                                                      Officer, A I M Capital Management, Inc.;
                                                      Executive Vice President, A I M
                                                      Management Group Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Private Asset Management, Inc.; Chief
                                                      Equity Officer, and Senior Investment
                                                      Officer, A I M Capital Management, Inc.;
                                                      and Managing Partner, Beutel, Goodman
                                                      Capital Management
-----------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960         1993               Director of Cash Management, Managing      N/A
 Vice President                                       Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Ernst & Young LLP
Suite 100                     11 Greenway Plaza        Inc.                     5 Houston Center
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1401 McKinney, Suite
                              Houston, TX 77046-1173   Suite 100                1200
                                                       Houston, TX 77046-1173   Houston, TX 77010-4035

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           The Bank of New York
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           2 Hanson Place
1735 Market Street            & Frankel LLP            P.O. Box 4739            Brooklyn, NY 11217-1431
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 2005.

AIM Tax-Free Intermediate Fund paid ordinary dividends in the amount of $0.4779 per Class A share, $0.4365 per Class A3 share and $0.3205 per Institutional Class share during its tax year ended March 31, 2005. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Statement of Tax-Exempt Income.

          DOMESTIC EQUITY                             SECTOR EQUITY                     (1) The following name changes became
                                                                                        effective October 15, 2004: INVESCO
AIM Aggressive Growth Fund                AIM Advantage Health Sciences Fund(1)         Advantage Health Sciences Fund to AIM
AIM Basic Balanced Fund*                  AIM Energy Fund(1)                            Advantage Health Sciences Fund, INVESCO
AIM Basic Value Fund                      AIM Financial Services Fund(1)                Dynamics Fund to AIM Dynamics Fund,
AIM Blue Chip Fund                        AIM Global Health Care Fund                   INVESCO Energy Fund to AIM Energy Fund,
AIM Capital Development Fund              AIM Global Real Estate Fund                   INVESCO Financial Services Fund to AIM
AIM Charter Fund                          AIM Gold & Precious Metals Fund(1)            Financial Services Fund, INVESCO Gold &
AIM Constellation Fund                    AIM Leisure Fund(1)                           Precious Metals Fund to AIM Gold &
AIM Diversified Dividend Fund             AIM Multi-Sector Fund(1)                      Precious Metals Fund, INVESCO
AIM Dynamics Fund(1)                      AIM Real Estate Fund(7)                       International Core Equity Fund to AIM
AIM Large Cap Basic Value Fund            AIM Technology Fund(1)                        International Core Equity Fund, INVESCO
AIM Large Cap Growth Fund                 AIM Utilities Fund(1)                         Leisure Fund to AIM Leisure Fund, INVESCO
AIM Mid Cap Basic Value Fund                                                            Mid-Cap Growth Fund to AIM Mid Cap Stock
AIM Mid Cap Core Equity Fund(2)                       FIXED INCOME                      Fund, INVESCO Multi-Sector Fund to AIM
AIM Mid Cap Growth Fund                                                                 Multi-Sector Fund, INVESCO S&P 500 Index
AIM Opportunities I Fund                  TAXABLE                                       Fund to AIM S&P 500 Index Fund, INVESCO
AIM Opportunities II Fund                                                               Small Company Growth Fund to AIM Small
AIM Opportunities III Fund                AIM Floating Rate Fund                        Company Growth Fund, INVESCO Technology
AIM Premier Equity Fund                   AIM High Yield Fund                           Fund to AIM Technology Fund, INVESCO U.S.
AIM S&P 500 Index Fund(1)                 AIM Income Fund                               Government Money Fund to Premier U.S.
AIM Select Equity Fund                    AIM Intermediate Government Fund              Government Money Portfolio, INVESCO
AIM Small Cap Equity Fund(3)              AIM Limited Maturity Treasury Fund            Utilities Fund to AIM Utilities Fund. (2)
AIM Small Cap Growth Fund(4)              AIM Money Market Fund                         As of end of business on February 27,
AIM Small Company Growth Fund(1)          AIM Short Term Bond Fund                      2004, AIM Mid Cap Core Equity Fund has
AIM Trimark Endeavor Fund                 AIM Total Return Bond Fund                    limited public sales of its shares to
AIM Trimark Small Companies Fund          Premier Portfolio                             certain investors. For more information on
AIM Weingarten Fund                       Premier U.S. Government Money Portfolio(1)    who may continue to invest in the Fund,
                                                                                        please contact your financial advisor. (3)
*Domestic equity and income fund                                                        Effective December 13, 2004, AIM Small Cap
                                                                                        Equity Fund is open to all investors. (4)
       INTERNATIONAL/GLOBAL EQUITY        TAX-FREE                                      As of end of business on March 18, 2002,
                                                                                        AIM Small Cap Growth Fund has limited
AIM Asia Pacific Growth Fund              AIM High Income Municipal Fund                public sales of its shares to certain
AIM Developing Markets Fund               AIM Municipal Bond Fund                       investors. For more information on who may
AIM European Growth Fund                  AIM Tax-Exempt Cash Fund                      continue to invest in the Fund, please
AIM European Small Company Fund(5)        AIM Tax-Free Intermediate Fund                contact your financial advisor. (5) As of
AIM Global Aggressive Growth Fund         Premier Tax-Exempt Portfolio                  end of business on March 28, 2005, AIM
AIM Global Equity Fund                                                                  European Small Company Fund has limited
AIM Global Growth Fund                             AIM ALLOCATION SOLUTIONS             public sales of its shares to certain
AIM Global Value Fund                                                                   investors. For more information on who may
AIM International Core Equity Fund(1)     AIM Conservative Allocation Fund              continue to invest in the Fund, please
AIM International Growth Fund             AIM Growth Allocation Fund(8)                 contact your financial advisor. (6)
AIM International Small Company Fund(6)   AIM Moderate Allocation Fund                  Effective December 30, 2004, AIM
AIM Trimark Fund                          AIM Moderate Growth Allocation Fund           International Emerging Growth Fund was
                                          AIM Moderately Conservative Allocation Fund   renamed AIM International Small Company
                                                                                        Fund. As of end of business on March 14,
                                                                                        2005, the Fund has limited public sales of
                                                                                        its shares to certain investors. For more
                                                                                        information on who may continue to invest
                                                                                        in the Fund, please contact your financial
                                                                                        advisor. (7) As of end of business on
                                                                                        April 29, 2005, AIM Real Estate Fund has
                                                                                        limited public sales of its shares to
                                                                                        certain investors. For more information on
                                                                                        who may continue to invest in the Fund,
                                                                                        please contact your financial advisor. (8)
                                                                                        Effective April 29, 2005, AIM Aggressive
                                                                                        Allocation Fund was renamed AIM Growth
                                                                                        Allocation Fund.

                                                                                            If used after July 20, 2005, this
                                                                                        report must be accompanied by a Fund
                                                                                        Performance & Commentary or by an AIM
                                                                                        Quarterly Performance Review for the most
                                                                                        recent quarter-end. Mutual funds
                                                                                        distributed by A I M Distributors, Inc.

                                                                                        A I M Management Group Inc. has provided
                                                                                        leadership in the investment management
                                                                                        industry since 1976 and manages $131
                                                                                        billion in assets. AIM is a subsidiary of
                                                                                        AMVESCAP PLC, one of the world's largest
                                                                                        independent financial services companies
                                                                                        with $375 billion in assets under
                                                                                        management. Data as of March 31, 2005.

                                                                                        CONSIDER THE INVESTMENT OBJECTIVES, RISKS,
                                                                                        AND CHARGES AND EXPENSES CAREFULLY. FOR
                                                                                        THIS AND OTHER INFORMATION ABOUT AIM
                                                                                        FUNDS, OBTAIN A PROSPECTUS FROM YOUR
                                                                                        FINANCIAL ADVISOR AND READ IT CAREFULLY
                                                                                        BEFORE INVESTING.

AIMinvestments.com                          TFI-AR-1                                    A I M Distributors, Inc.

                                            [YOUR GOALS. OUR SOLUTIONS.]
                                              --Registered Trademark--

Mutual  Retirement  Annuities  College  Separately  Offshore  Cash
Funds   Products               Savings  Managed     Products  Management
                               Plans    Accounts

                                                                                          [AIM INVESTMENTS LOGO APPEARS HERE]
                                                                                                --Registered Trademark--

ITEM 2. CODE OF ETHICS.

            As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. .

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

            The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES



FEES BILLED BY E&Y RELATED TO THE REGISTRANT

         E&Y billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:


                                                    Percentage of Fees
                                                     Billed Applicable                                      Percentage of Fees
                                                       to Non-Audit                                        Billed Applicable to
                                                     Services Provided                                      Non-Audit Services
                                                    for fiscal year end                                     Provided for fiscal
                             Fees Billed for          2005 Pursuant to             Fees Billed for             year end 2004
                            Services Rendered             Waiver of              Services Rendered to        Pursuant to Waiver
                            to the Registrant            Pre-Approval             the Registrant for           of Pre-Approval
                        for fiscal year end 2005        Requirement(1)           fiscal year end 2004         Requirement(1)(2)
                        ------------------------   ------------------------    ------------------------   ------------------------
Audit Fees              $                 91,758                        N/A    $                 77,852                        N/A
Audit-Related Fees(3)   $                  6,800                          0%   $                  5,900                          0%
Tax Fees(4)             $                  7,839                          0%   $                  8,147                          0%
All Other Fees(5)       $                    226                          0%   $                      0                          0%
                        ------------------------                               ------------------------
Total Fees              $                106,623                          0%   $                 91,899                          0%

E&Y billed the Registrant aggregate non-audit fees of $14,865 for the fiscal year ended 2005, and $14,047 for the fiscal year ended 2004, for non-audit services rendered to the Registrant.

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to E&Y during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Audit Related Fees for the fiscal year ended March 31, 2005 includes fees billed for consultation services. Audit-Related Fees for the fiscal year ended March 31, 2004 includes fees billed for completing agreed-upon procedures related to fund mergers.

(4) Tax Fees for the fiscal year ended March 31, 2005 includes fees billed for reviewing tax returns. Tax fees for fiscal year ended March 31, 2004 includes fees billed for reviewing tax returns and consultation services.

(5) All Other Fees for the fiscal year ended March 31, 2005 includes fees billed for access to an accounting and regulatory research tool.

FEES BILLED BY E&Y RELATED TO AIM AND AIM AFFILIATES

         E&Y billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                           Fees Billed for                              Fees Billed for
                         Non-Audit Services    Percentage of Fees      Non-Audit Services      Percentage of Fees
                        Rendered to AIM and   Billed Applicable to     Rendered to AIM and    Billed Applicable to
                         AIM Affiliates for    Non-Audit Services      AIM Affiliates for      Non-Audit Services
                        fiscal year end 2005   Provided for fiscal    fiscal year end 2004    Provided for fiscal
                         That Were Required       year end 2005        That Were Required        year end 2004
                         to be Pre-Approved    Pursuant to Waiver      to be Pre-Approved    Pursuant to Waiver of
                        by the Registrant's      of Pre-Approval       by the Registrant's        Pre-Approval
                           Audit Committee        Requirement(1)        Audit Committee(2)      Requirement(1)(3)
                        --------------------   --------------------    --------------------   --------------------
Audit-Related Fees(4)   $            220,115                      0%   $            196,777                      0%
Tax Fees                $                  0                      0%   $                  0                      0%
All Other Fees          $                  0                      0%   $                  0                      0%
                                                                       --------------------   --------------------
Total Fees(5)           $            220,115                      0%   $            196,777                      0%

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to E&Y during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Audit-Related Fees for the fiscal year ended March 31, 2005 includes fees billed for services to test and report on the controls and operations of an affiliated transfer agent. Audit-Related Fees for the fiscal year ended March 31, 2004 includes fees billed for services to test and report on the controls and operations of an affiliated transfer agent.

(5) Including the fees for services not required to be pre-approved by the registrant's audit committee, E&Y billed AIM and AIM Affiliates aggregate non-audit fees of $302,621 for the fiscal year ended 2005, and $220,095 for the fiscal year ended 2004, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining E&Y's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with E&Y maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                         Last Amended September 14, 2004


STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the

Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)

         o Bookkeeping or other services related to the accounting records or financial statements of the audit client

         o Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

         o        Actuarial services

         o        Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

         o        Management functions

         o        Human resources

         o Broker-dealer, investment adviser, or investment banking services

         o        Legal services

         o        Expert services unrelated to the audit

         o Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

            Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

            Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

            Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of March 16, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of March 16, 2005, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

 12(a) (1)  Code of Ethics.

 12(a) (2)  Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

 12(a) (3)  Not applicable.

 12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds

By:    /s/ ROBERT H. GRAHAM
       --------------------------------------
       Robert H. Graham
       Principal Executive Officer

Date:  June 6, 2005


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:    /s/ ROBERT H. GRAHAM
       --------------------------------------
       Robert H. Graham
       Principal Executive Officer

Date:  June 6, 2005

By:    /s/ SIDNEY M. DILGREN
       --------------------------------------
       Sidney M. Dilgren
       Principal Financial Officer

Date:  June 6, 2005

                                  EXHIBIT INDEX


12(a) (1)   Code of Ethics.

 12(a) (2)  Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

 12(a) (3)  Not applicable.

 12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.